                                                                   EXHIBIT 10.27

------------------------------------------------------------------------------------------------------------------------------------
                                                       1. SOLICITATION/CONTRACT/MODIFICATION        FORM APPROVED
CONTRACT PRICING PROPOSAL COVER SHEET                     NO.                                       OMB NO.
                                                                        BAA 25                       3090-0116
------------------------------------------------------------------------------------------------------------------------------------
NOTE: This form is used in contract actions if submission of cost or pricing data is required. (See FAR 15.804-6(b)
------------------------------------------------------------------------------------------------------------------------------------
2. NAME AND ADDRESS OF OFFEROR (Include Zip Code)      3A. NAME AND TITLE OF OFFEROR'S POINT         3B. TELEPHONE NO.
   PartNet Inc.                                            Don Brown, Chairman                           (801) 581-5340
   505 Wakara Way                                      -----------------------------------------------------------------------------
   Salt Lake City, UT 84108                                             4. TELEPHONE OF CONTRACT ACTION (Check)
                                                       -----------------------------------------------------------------------------
                                                       X  A. NEW CONTRACT                      D. LETTER CONTRACT
                                                       -----------------------------------------------------------------------------
                                                          B. CHANGE ORDER                      E. UNPRICED ORDER
                                                       -----------------------------------------------------------------------------
                                                          C. PRICE REVISION/                   F. OTHER (Specify)
                                                             REDETERMINATION
------------------------------------------------------------------------------------------------------------------------------------
5. TYPE OF CONTRACT (Check)                                                     6. PROPOSED COST (A + B = C)
   [ ] FFP    [X] CPFF        [ ] CPIF    [ ] CPAF     -----------------------------------------------------------------------------
   [ ] FPI    [ ] OTHER (Specify)                      A. COST              B. PROFIT/FEE                  C. TOTAL
                                                          $2,874,533           $287,453                       $3,161,986
------------------------------------------------------------------------------------------------------------------------------------
7. PLACE(S) AND PERIOD(S) OF PERFORMANCE
   1 October 1996 to 30 September 1999, PartNet Inc., Salt Lake City, Utah
------------------------------------------------------------------------------------------------------------------------------------
8. List and reference the identification, quantity and total price proposed for each contract line item. A line item cost breakdown supporting this recap is required unless otherwise specified by the Contracting Officer. (Continue on reverse, and then on plain paper, if necessary. Use same headings.)
------------------------------------------------------------------------------------------------------------------------------------
   A. LINE ITEM NO.           B. IDENTIFICATION             C. QUANTITY         D. TOTAL PRICE                E. REF
------------------------------------------------------------------------------------------------------------------------------------
      1               Personnel Costs                                           1,451,214
      2               Travel                                                      316,457
      3               Software                                                     51,580
      4               Hardware                                                     70,555
      5               Supplies                                                      9,000
      6               Indirect Costs                                              975,727
      7               Fee                                                         287,453
------------------------------------------------------------------------------------------------------------------------------------
                     9. PROVIDE NAME, ADDRESS, AND TELEPHONE NUMBER FOR THE FOLLOWING (If available)
------------------------------------------------------------------------------------------------------------------------------------
A. CONTRACT ADMINISTRATION OFFICE                             B. AUDIT OFFICE
   Fort Huachuca
   P.O. Box 12746
   Ft. Huachuca, AZ 85670-2748
   Gloria Bickler
------------------------------------------------------------------------------------------------------------------------------------
10. WILL YOU REQUIRE THE USE OF ANY GOVERNMENT PROPERTY       11A. DO YOU REQUIRE GOVERNMENT         11B. TYPE OF FINANCING (If one)
    IN THE PERFORMANCE OF THIS WORK? (If "Yes," identify)          CONTRACT FINANCING TO PERFORM
                                                                   THIS PROPOSED CONTRACT? If        [X] ADVANCE PAYMENTS
    [ ] YES  [X] NO                                                "Yes," complete Item 11B)         [ ] PROGRESS PAYMENTS
                                                                   [ ] YES  [X] NO                   [ ] GUARANTEED LOANS
------------------------------------------------------------------------------------------------------------------------------------
12. HAVE YOU BEEN AWARDED ANY CONTRACTS OR SUBCONTRACTS FOR   13. IS THIS PROPOSAL CONSISTENT WITH YOUR ESTABLISHED ESTIMATING AND
    THE SAME OR SIMILAR ITEMS WITHIN THE PAST 3 YEARS?            ACCOUNTING PRACTICES AND PROCEDURES AND FAR PART 31 COST
    (If "Yes," identify item(s), customer(s) and contract         principles? If "No," explain)
    number(s))
    [ ] YES  [X] NO                                               [X] YES  [ ] NO
------------------------------------------------------------------------------------------------------------------------------------
                14. COST ACCOUNTING STANDARDS BOARD (CASB) DATA (Public Law 91-379 as amended and FAR PART 30)
------------------------------------------------------------------------------------------------------------------------------------
A. WILL THIS CONTRACT ACTION BE SUBJECT TO CASB REGULATIONS?  B. HAVE YOU SUBMITTED A CASB DISCLOSURE STATEMENT (CASB DS-1 OR 2)?
   (If "No," explain in proposal)                                (If "Yes," specify in proposal the office to which submitted and if determined to be adequate)
    [X] YES  [ ] NO                                               [ ] YES  [X] NO
------------------------------------------------------------------------------------------------------------------------------------
C. HAVE YOU BEEN NOTIFIED THAT YOU ARE OR MAY BE IN NON-      D. IS ANY ASPECT OF THIS PROPOSAL INCONSISTENT WITH YOUR DISCLOSED
   COMPLIANCE WITH YOUR DISCLOSURE STATEMENT OR COST             PRACTICES OR APPLICABLE COST ACCOUNTING STANDARDS? (If "Yes,"
   ACCOUNTING STANDARDS? (If "Yes," explain in proposal)         explain in proposal)

    [ ] YES  [X] NO                                               [ ] YES  [X] NO
------------------------------------------------------------------------------------------------------------------------------------
  This proposal is submitted in response to the RFP contract, modification, etc. in Item 1 and reflects our best estimates and/or actual costs as of this date.
------------------------------------------------------------------------------------------------------------------------------------
15. NAME AND TITLE (Type)                                     16. NAME OF FIRM
    Don R. Brown, Chairman                                        PartNet, Inc.
------------------------------------------------------------------------------------------------------------------------------------
17. SIGNATURE                                                                          18. DATE OF SUBMISSION

    /s/ DON R. BROWN                                                                       16 September 1996
------------------------------------------------------------------------------------------------------------------------------------

TOTAL BASELINE

                                           Year 1                Year 2                 Year 3
     DIRECT LABOR                    Hours       Cost       Hours       Cost      Hours         Cost
                                     -----       ----       -----       ----      -----         ----
     Principal Investigator          1,190      $113,050    1,350     $134,663    1,000       $104,738
     Senior Software Engineer        2,110       $75,960    2,750     $103,950    1,320       $ 52,391
     Research Associate              1,650       $63,525    1,730      $69,935    1,550       $ 65,792
     Software Engineer               4,045       $84,945    6,345     $139,907    1,870       $ 43,295
     Systems Engineer                2,300       $46,000    3,720      $78,120    1,500       $ 33,075
                                                --------            ----------               ---------
                         Subtotal               $383,480              $526,575                $299,290
     Benefits                                    $76,696              $105,315                $ 59,858
                                                --------            ----------               ---------
              Total Direct Labor                $460,176              $631,890               $ 359,148
     Other Direct Costs
     Travel                                     $104,740              $125,345                $ 86,372
     Equipment
         Software                                $32,380                $9,600                 $ 9,600
         Hardware                                $60,565                $9,990                $      -
     Supplies                                     $1,800                $6,200                  $1,000
                                                --------            ----------               ---------
       Total Other Direct Costs                 $199,485              $151,135                 $96,972

     TOTAL DIRECT COSTS                         $659,661              $783,025                $456,120
     OVERHEAD COSTS*                 55.0%      $191,909              $276,885                $140,476
       G & A COSTS                   17.0%      $125,548              $157,292                $ 83,616
                                                --------            ----------               ---------
     TOTAL COSTS                                $977,119           $ 1,217,202                $680,212
     FEE                             10.0%       $97,712             $ 121,720                $ 68,021
                                                --------            ----------               ---------
     TOTAL                                    $1,074,831            $1,338,922                $748,233
                                              ==========           ===========               =========

                                           Year 4              Year 5
     DIRECT LABOR                    Hours       Cost       Hours    Cost   Total Hours   Total Cost
                                     -----       ----       -----    ----   -----------   ----------

 Principal Investigator                         $ -                  $ -       3,540       $352,450
 Senior Software Engineer                       $ -                  $ -       6,180       $232,301
 Research Associate                             $ -                  $ -       4,930       $199,252
 Software Engineer                              $ -                  $ -      12,260       $268,147
 Systems Engineer                               $ -                  $ -       7,520       $157,195
                                                -----                ----                ----------

                     Subtotal                   $ -                  $ -      34,430     $1,209,345
 Benefits                                       $ -                  $ -                 $  241,869
                                                -----                ----                ----------
          Total Direct Labor                    $ -                  $ -                 $1,451,214
 Other Direct Costs                                                                      $        -
 Travel                                         $ -                  $ -                   $316,457
 Equipment                                                                               $        -
     Software                                   $ -                  $ -                 $   51,580
     Hardware                                   $ -                  $ -                    $70,555
 Supplies                                       $ -                  $ -                     $9,000
                                                -----                ----               -----------
   Total Other Direct Costs                     $ -                  $ -                   $447,592

 TOTAL DIRECT COSTS                             $ -                  $ -                $ 1,898,806
 OVERHEAD COSTS*                                $ -                  $ -                  $ 609,270
   G & A COSTS                                  $ -                  $ -                  $ 366,457
                                                -----                ----               -----------
 TOTAL COSTS                                    $ -                  $ -                $ 2,874,533
 FEE                                            $ -                  $ -                  $ 287,453
 TOTAL                                          $ -                  $ -                $ 3,161,986
                                                =====                ====               ===========



* Travel and Equipment are exempted from overhead

* Principal Investigator is a paid consultant and is exempt from Overhead and G&A.

  Equipment Baseline                      PRICE         YEAR 1               YEAR 2             YEAR 3           TOTAL COST
 HARDWARE                                          NUMBER     COST      NUMBER   COST      NUMBER    COST

 Pentium Pro - based workstation         $ 4,995      6      $29,970       2     $9,990               $    -         $39,960
 Internet Server                         $24,395      1      $24,395            $     -               $    -         $24,395
 Modem                                      $210     12       $2,520            $     -               $    -          $2,520
 Hub                                        $340      2         $680            $     -               $    -            $680
 Router                                   $3,000      1       $3,000            $                     $    -          $3,000
                                                            --------           --------               ------        --------
             Total Hardware                                  $60,565             $9,990               $    -         $70,555

 SOFTWARE

 C++ Compiler License (NT)                  $200      8       $1,600       12    $2,400        12     $2,400          $6,400
 zApp Developer License                   $2,000      2       $4,000            $     -                $ -           $4,00
 Oracle 8 Developer License               $1,000      8       $8,000            $     -                $ -          $8,000
 Windows NT Operating System License        $500      8       $4,000       12    $6,000        12     $6,000         $16,000
 Solaris Operating System                 $1,200      1       $1,200        1    $1,200         1     $1,200          $3,600
 Adobe Acrobat                              $750      1         $750            $     -               $    -            $750
 Adobe Photoshop                            $750      1         $750            $     -               $    -            $750
 Microsoft Off ice                          $500      8       $4,000            $     -               $    -          $4,000
 Hummingbird Exceed                         $385      8       $3,080            $     -               $    -          $3,080
 RSA Bsafe                                $5,000      1       $5,000            $     -               $    -          $5,000
                                                            --------            -------               ------        --------
             Total Software                                  $32,380             $9,600               $9,600         $51,580

 TOTAL EQUIPMENT                                            $148,510            $29,580               $9,600        $122,135

                                    PROPOSAL

                                  SUBMITTED BY

                                  PARTNET, INC.

                                     TO THE

                    DEFENSE ADVANCED RESEARCH PROJECTS AGENCY

                                     FOR THE

                   LOGISTICS RESEARCH AND DEVELOPMENT PROGRAM

                                    BAA 95-25

                           DLA Topic: USER SOURCE LINK

              Technical Topic Area: WIDE AREA INFORMATION EXCHANGE

                                 Proposal Title:

               An Information Infrastructure for Defense Logistics

            TECHNICAL CONTACT: Don R. Brown, Ph.D. (dbrown@part.net)
               ADMINISTRATIVE CONTACT: Seth Jarvis (seth@part.net)

                                  PARTNET, INC.

                                 505 Wakara Way
                                  Research Park

                           Salt Lake City, Utah 84108
                             (801) 581-5340 - phone

                              (801) 585-5238 - fax

               Contractor's Type of Business: OTHER SMALL BUSINESS

                      THREE-YEAR CONTRACT COST: $3,168,000

                             submitted July 15, 1996

  II. A. Innovative Claims

We are on the verge of a new era in electronic commerce, where companies transact business spontaneously over the Internet. The DLA has a unique opportunity to exploit this electronic marketplace, and to influence its development in ways that benefit all.

We will define an open procurement architecture using PartNet to operate over the Internet. API's will be defined to let agents interact with WWW. The use of agents and open API's will make PartNet and related services accessible directly through industry leading software packages for Forms, CAD, and EDI. The resulting instant access to a vast pool of users will attract new classes of vendors to the network, resulting in a critical mass of buyers and sellers that will catalyze the marketplace to rapidly and efficiently expand.

Specifically, we will:

      * Deploy a PartNet distributed parts catalog connecting directly to product sources with 22 suppliers and 12 DLA sites. Over I million parts will be available. This will allow DLA customers to receive product information as well as price and availability directly from the information sources. Product will be searchable by parameter for product and price comparison. Major enhancements of PartNet will be made to facilitate this deployment.

      * Develop an open architecture with published API's supporting a variety of means for moving, searching, and sorting information, as well as performing purchasing and supply management functions. Features of the architecture will include security, allowing authentication of all parties involved in a transaction, as well as encryption and non-repudiability of their messages.

H. B. DELIVERABLES

From this research, ARPA and DLA will gain the following:

1. PartNet. PartNet will prototype a distributed product information system which enables military personnel to search for product information by parameter value, by supplier, or by part type. This system will enable military personnel to search for product information by parameter value, by supplier, or by part type. PartNet aims to become the PRIMARY means by which DoD personnel receive find and order the products that they require.

The following aspects are critical to demonstrating PartNet's ability to perform this mission:

      A. PartNet will be tested with at least twelve DLA customer sites, such as flightline support, ALC's, and supply centers. Supplier servers will be installed in at least 22 supplier sites containing at least 1 million parts.

      B. The cost of participating in PartNet will be dramatically lowered and the flexibility increased through developments such as:

            A supplier starter kit that will enable a supplier to download all the software modules required to build a PartNet supplier server. This will include configuration aids, data conversion tools, schema conversion, data entry tools and a database manager.

            A port of the supplier server software to the Windows/NT platform, running either with Microsoft's SQL Server or Oracle.

            A port of the graphical user interface to MS Windows.

            Support for distributed data within a supplier. PartNet will integrate data from two sources to answer a query about a single part. For example, DLSC may have data about a part's parameters but DESC may have the data on its price and availability

      C. At the end of the period, the research team will recommend how PartNet can be deployed for broader DoD missions.

      D. PartNet will demonstrate an Emergency Inventory Listing Service for wartime logistics. Any post or installation that has any inventory that may be "advertised" on PartNet by entering that data into a special PartNet supplier server that DLA would maintain. Any unit requiring those items may find them by querying the system. Optionally, these servers could be installed at each site.

      E. PartNet will be made secure so that communications will be encrypted, authenticated, and the hosts themselves will be protected from intrusion.

PROPRIETARY CLAIMS. Contractors claim the information contained in this proposal as proprietary. Should ARPA fund the work under this proposal at the level requested, contractors will grant a non-exclusive royalty-free license to the Department of Defense for its internal use.

  IL C. COST, SCHEDULE, AND MILESTONES

    TASKS     DESCRIPTION                         START MONTH            TASK      COST $K
                                                                      DURATION
                                                                     (IN MONTHS)
       1     Identify target military sites            1                  3            10
       2     Identify target suppliers                 1                  3            10
       3     Supplier Installations                    3                 32         1,420
       4     Install AT Military Sites                 3                 32           460
       5     Windows NT/SQL Server                    12                 12           175
       6     Distributor Server                        6                 12           213
       7     Install PartNet at DLSC                  18                  6           110
       8     Install PartNet at DESC/DSCC             18                  6           110
       9     Integrate DESC & DLSC Data               18                  6           250
      10     Evaluate System Performance        6, 12, 18, 24, 36         5            60
      11     API                                                                      350
-----------------------------------------------------------------------------------------
                                            TASK TOTALS                 117       $ 3,168

             OPTIONAL TASKS
-----------------------------------------------------------------------------------------
       A     MS Windows 3.1 port of GUI                3                 12           150
       B     Foreign Application Toolkit               0                 12           200
       C     Services for Credentials, Directories     0                 36         1,000
-----------------------------------------------------------------------------------------
                                 OPTIONAL TOTALS                         60       $ 1,350

                                 PROJECT TOTALS                         177       $ 4,518


  PartNet Task Schedule

               Identify Target Military Sites
               Identify Target Supplies
                     Supplier Installations
  Tasks              Install at Military Sites

                                 Windows NT/SQL Server
                  Distributor Server

                                           Install PartNet at DLSC

                                           Install PartNet at DESC/DSCC

                                           Integrate DESC & DLSC data

                  Evaluate System Performance

         MS Windows 3.1 port of GUI

Foreign Application Toolkit

Services for Credentials, Directories

  3     6     9     12    15     18     21     24    27     30     33     36

                                 Contract Month

II. D. TECHNICAL RATIONALE

INTRODUCTION

In the emerging global electronic marketplace, buyers can browse multimedia catalogs, solicit bids and place orders; sellers can respond to bids, schedule production, and coordinate deliveries. A vast array of value-added information services will bring buyers and sellers together: specialized directories, broker and referral services, vendor certification and credit reporting, network notaries and repositories, financial and transportation services -- all the business services that have evolved to support conventional paper-based transactions.

Electronic transactions occur routinely between large corporations and major EDI trading partners, but they involve prior arrangements and dedicated lines or VANs. The resulting costs and lead times create significant entry barriers to widespread participation, especially for small and medium size firms. What is new is the ability of buyers and sellers to transact business spontaneously in an open marketplace on the public Internet. The unprecedented efficiency and openness of this electronic marketplace will dramatically change every aspect of business from sales, marketing and distribution to engineering, manufacturing and support.

The electronic marketplace is already forming. By the end of 1994, more than ten thousand companies were offering information and services for sale over a combination of Internet and VAN service providers. Their ranks are expected to swell to nearly 100,000 this year, and over a million by the year 2000, when Internet connectivity approaches the ubiquity of fax. By participating actively in this marketplace, and promoting a sensible mix of computer-to-computer and interactive EDI services, the DLA will not just promote E-commerce -- it will stimulate the creation of a massive, competitive vendor base.

The proposed test-bed will include all of the functionality necessary to support DLA procurement processes securely on the Internet: company directories, catalogs, RFQ postings, product data exchange, buyer authorization, vendor certification, competitive bidding, ordering, tracking, and payment authorization.

The essence of what we propose is to launch these array of services through an expanded test of a greatly enhanced PartNet system. The PartNet system will include security an purchasing, two necessities for the kinds of advanced services that are possible. At the same time, this research will demonstrate the effectiveness of PartNet itself in bringing reductions of customer wait time, inventory, backorders, processing time, and locator inaccuracies within the DLA.

BACKGROUND

PartNet is a client/server information system that enables suppliers to make their catalogs and databases available to customers over the Internet. From their computer, customers choose the types of parts and the parameters of the parts that want. PartNet goes directly to the databases held by the suppliers of those parts to discover their availability. The suppliers return information about the parts to customer. PartNet consists of a graphical user interface, a query server, several vendor database interfaces, and some part databases.

Customers interact with PartNet through a World-Wide Web Browser such as Mosaic or the PartNet Graphical User Interface (GUI). These connect to a centralized Query Server (QS). This Query Server receives queries about parts which are then routed to vendors who supply those parts. Each vendor site provides one or more Vendor Database Interface (VDI) processes which execute the query and return the answer to the QS. The QS in turn forwards the data to the original requesting customer. A single Query Server will handle hundreds of simultaneous customers. As load increases the Query Servers will be replicated.

The PartNet Client user interface has been tested in the DLA at the Sacramento Air Logistics Center (SM-ALC) since November of 1994 with exceptional results. SM-ALC was given the GUI, which runs on a Sun workstation. This client communicated with a query server located at the University of Utah in Salt Lake City. There are several vendor servers also located at the University of Utah which contain approximately 25,000 parts. Engineers at SM-ALC used the system and reported very favorably on the concept and the performance of the system. The common thread underlying their wishes was to increase the number of suppliers and parts on the system.

The vendor server software is being tested at Stock Drive Products on Long Island, New York. Stock Drives currently has over 16,000 parts listed with over 14,000 Autocad drawings available. Their server resides at an Internet service provider with a T1 network connection.

The existing effort of the PartNet team is to install the vendor database interface at several external sites including a vendor, the Defense Logistics Service Center (DLSC) and the Defense Electronics Supply Center (DESC). This task should be complete before the start of any work under the BAA 95-25 effort.

A major portion of the proposed effort is to install a secure PartNet and support it at the 12 DLA customer sites and a total of 22 supplier sites. (There will be 19 new sites in addition to the 3 sites already under the current effort.) Customers will be able search for parts by parameter, retrieve product information, do product and price comparison, and finally, order the part -- all from their personal computer.

The second major thrust of the proposed effort is to enhance the system in many important ways. The most important of those is to provide security between the various agents in the system. This will enable purchasing and delivery of orders from a user's workstation and for this to occur in an extremely secure manner.

Other major enhancements will include an expanded parts taxonomy, a MS Windows user interface, a port to Windows NT operating system, interfaces to Sybase, Informix and SQL Server database managers, an enhanced vendor toolkit to ease catalog authoring. All of these enhancements are aimed at making the system easier to adopt and use, which will increase its value to the DLA.

II. E. GENERAL DISCUSSION OF OTHER RESEARCH IN THIS AREA

Other research that is related to this effort are:

1. Internet Listing Services. These services produce WWW pages that list products and the companies that produce them. You might think of them as having an "electronic yellow pages." Virtually every Internet Provider in the world provides this to some extent. Three of the most notable of such are Thomas Register, IndustryNet, and Marshall Industries. Each of these has a WWW server which may be queried for product information by keyword search. The good aspect of this work is that there are lots of companies represented because listing them is relatively easy. There are two primary disadvantages. The first is that they are acting as "middlemen" for data, insuring that the data will not be accurate. The second disadvantage is that the data is searchable only by keyword, not by parameter.

2. Queryable Centralized Data. These are parameter searchable databases stored in a repository. This repository may be on CDROM, such as is sold by Information Handling Services (IHS) or their former competitor CAPS, now owned by IHS. Aspect Development has licensed the IHS CAPS database and, in turn, licensed it to Western Micro for access over WWW. The advantage of this approach is that there is currently a great deal of data on the system. A complete library of IHS consists of over 60 CDROMS. The disadvantage, like before, is that there is no direct link created between buyer and seller. The DLA currently uses the IHS system in many of its operations but have expressed dissatisfaction with the inaccessibility of the data and the "data freshness" problem.

3. EDI. Electronic Data Interchange has been developed since the 1960's and is in widespread use today. It has developed mostly over private networks operated by VAN's (value-added networks). Recently, Premenos, Inc. introduced an EDI product that uses email over the Internet to send and receive encrypted messages. There is not much developed in the way of catalogs for EDI. There is a transaction set called an 832 which is a price sheet, but this falls far short in terms of semantic richness when compared to PartNet. This research should investigate how EDI can be tied together with PartNet and USLINK.

4. FAST. FAST is an online parts broker for components that was built at ISL The DLA has hosted several tests of this system. PartNet and FAST are working together on a pilot program in which a person uses PartNet to do the parts finding and FAST to do the parts buying. PartNet is building on the FAST effort.

5. CommerceNet has an electronic commerce pilot which is automating RFQ process distributing bid packages via secure email. This pilot has plans to expand to work with electronic catalogs. The advantage of an email-based system is its ubiquity while the disadvantage is its non-interactive nature.

II. F. LIST OF KEY PERSONNEL

Key personnel for this project, the percentage of time dedicated to the project, their role, and expertise are as follows:

Name                                Role                          Expertise
----                                ----                          ---------
Don Brown, Ph.D. (10%)              P.I., PartNet                 Logistics & Design Manufact.
                                                                  Research & Dev. Mgt.

Andrew Hwang, Ph.D. (20%)           Data Integration              Data Conversion &
                                                                  Software Engineering

Ben Spigle (100%)                   Software Architecture         Quality Assurance

Dave Crandall (100%)                Software Production           Software Design

Sean Dalby (100%)                   System Management             Internet Protocols

John P. Creer (100%)                Supplier Coordinator          Supplier Relations

III. A. STATEMENT OF WORK

En route to accomplishing the goals of this project, the team will complete the following tasks:

Task 1. Identify Target Military Sites

This task is to identify additional military sites for PartNet installations. These sites should encompass all the services and comprise a variety of support activities. There should be at least 12 sites.

Task 2. Identify Target Military Suppliers

Identify the suppliers that are capable of installing parts on PartNet , are military suppliers and are willing to install part databases on PartNet. There should be at least 24 suppliers.

Task 3. Supplier Installations

Install PartNet vendor software at supplier sites. This includes assisting vendors in converting data, normalizing data and adding data into the appropriate data formats.

Task 4. Military Installations

Install PartNet client software at military sites. Included in this task is support and training for a limited number of military personnel at each site. Support will include bug fixes and an email-based hot-line.

Task 5. Windows NT/SQL Server port.

Port the PartNet software to Windows NT and SQL Server.

Task 6. Distributor Server

Construct a "distributor server" which enables clients to see technical information from a manufacturer along with prices and availability from a distributor.

Task 7. DLSC Installation

Install PartNet at the Defense Logistics Services Center. This installation will be the distributor server version mentioned above. This will replace the existing PartNet server at DLSC. In addition to installing the software, this task includes assisting DLSC personnel in maintaining the software over the period.

Task 8. DESC Installation

Install PartNet at the Defense Electronics Supply Center/ Defense Supply Center-Columbus. This installation will be the distributor server version mentioned above. This will replace the existing PartNet server at DESC. In addition to installing the software, this task includes assisting DESC personnel in maintaining the software over the period.

Task 9. Integrate DLSC and DESC data

Use the distributor server to integrate part characteristic data from DLSC with part price and availability data from DESC.

Task 10. Evaluate System Performance

This task is performed at 6 month intervals to evaluate the system performance. Metrics to be used are: number of parts available, number of vendors available, type and amount of part characteristics available, price and stock level information, part delivery timeliness.

Task 1 1. Application Programmer Interface

This task encompasses a variety of interface issues involving other systems that are part of the Log R&D effort. It includes improving the interface with FAST and other purchasing mechanisms such as EDI. It also includes interfacing with other Log R&D efforts such as ontology servers.

Optional Tasks

Task A. Windows 3.1 port of client software

In addition to supporting Windows NT and Windows 95, port the client user interface to Windows 3. 1.

Task B. Foreign Application Toolkit

Provide a toolkit for integrating other applications into PartNet as a front end. An example might be a Workflow system. This task to be performed by EIT Corporation.

Task C. Directory Services and Credentials

Provide and support services for directories and credentials for use in the PartNet environment.

This task also concerns itself with security issues including encryption/decryption, authentication and non-repudiation. This task to be performed partially under a subcontract to CommerceNet.

III. B. DESCRIPTION OF THE PROJECT RESULTS, PRODUCTS, AND DEMONSTRATION PLAN.

From this research, ARPA and DLA will gain the following:

1. PartNet. A distributed product information system. This system will enable military personnel to search for product information by parameter value, by supplier, or part type. PartNet aims to become the PRIMARY means by which DoD personnel receive find and order the products that they mean require.

The following aspects are critical to demonstrating PartNet's ability to perform this mission:

      A. PartNet will be tested with at least twelve DLA customer sites, such as flightfine support, ALC's, and supply centers. Supplier servers will be installed in at least 22 supplier sites containing at least 1 million parts.

      B. The cost of participating in PartNet will be dramatically lowered through new developments such as:

            A vendor starter kit that will enable a supplier to download all the software modules required to build a PartNet supplier server. This will include configuration aids, data conversion tools, schema conversion, data entry tools and a database manager.

            A port of the supplier server software to the Windows/NT platform, running either with Microsoft's SQL Server or Oracle.

            A port of the graphical user interface to MS Windows.

      C. At the end of the period, the research team will recommend how PartNet can be deployed for broader DoD missions.

      D. PartNet will be made secure so that communications will be encrypted, authenticated, and the hosts themselves will be protected from intrusion.

III. C. DETAILED TECHNICAL RATIONALE

It is assumed that most readers are familiar with the PartNet system. For further information, a technical discussion of the system exists in a paper in the Appendix. (Section IV Additional Information) This section discusses how users in the DLA may benefit by using PartNet.

There are many types of users in the armed services that will benefit from PartNet technology. Here we discuss four functions that these users perform: design engineering, reverse engineering, field/organizational/flightline maintenance, and parts cataloging.

1. DESIGN ENGINEERING

Engineers involved in product design, modification and upgrades require new parts or parts that will replace or upgrade current parts in existing designs. Current methods to identify, select and source (i.e., find sources for) parts are inefficient (they are very time consuming) and sometimes minimally effective (they do not result in locating the best part for the design, the best price for the part selected, or parts that might be readily available locally in Government inventories). Engineers are often faced with limited data or outdated data about the parts they are considering (e.g., a single, outdated vendor parts catalog). Engineers' demands on one or more levels of customer service organizations to assist in identifying and sourcing the needed parts consume time and resources.

PartNet can be viewed as an EMPOWERMENT TOOL FOR THE FRONT-LINE ENGINEER who needs a part. Engineers can view PartNet data and electronic images provided by a range of manufacturers and vendors that want to sell their parts. That data and those images will most likely be presented in ways that are best understood and appreciated by parts users and buyers. The PartNet displays can overcome limitations in current Federal catalog data that do not contain the wealth of images or the industry standard descriptors for parts. Also, the PartNet data have not been filtered through DoD prime equipment contractors or integrators who might have vested interests in their own sales of those parts rather than identifying the true manufacturer or source of parts. DoD prime equipment contractors and integrators that provide cataloging data to Federal agencies have, on many occasions, limited the data, misrepresented the data, or declared the data as proprietary where, in fact, the cited part is readily available commercially from multiple sources.

PartNet can greatly reduce or obviate the need for customer service support at customer field activities and DLA organizations for design engineers who need parts to satisfy their design requirements. Efficient PartNet self-help menus can enable engineers to enter data and make decisions that result in identifying commercially available parts needed in their designs. Real-time displays of pictures of candidate parts can assure engineers that the part selected is what it is believed to be (physically, based on transmitted photographic images). Engineers can compare currently available parts and their associated data with a removed part or design requirement. Current PartNet information and PartNet displays can provide engineers with significantly more robust information than Federal catalog data files and create a higher likelihood that the decisions the engineers make on part selection and sourcing will be correct. PartNet can make customer service more of a self-service function than one that depends on the expertise and limited documentation of customer service personnel. Engineers will be able to approach the parts ordering process knowing precisely the part they want and the source for the part. Guesswork can be eliminated concerning when and whether they can get the part they want.

Linkage of PartNet with local, regional or national Federal Government parts inventories could allow preference for selection of parts that are currently in inventory. Parts that appear in Government inventories could be highlighted for the engineer making the part selection decision. PartNet could display tutorial guidance on the benefits of selecting parts in local inventory. Such is the goal of the work with DESC and DLSC. DLSC holds the product information while DESC holds the delivery and price information that a customer desires. This is analogous to the situation where manufacturer's hold the product information and distributors hold the product and price information.

PartNet is capable of providing a broad range of parts alternatives based on design characteristics that are significant to the design engineer. For each part being considered for selection, PartNet can quickly provide current, electronic displays of characteristics data, 2-D drawings (including footprints and design symbols), 3-D drawings (including wireframe and solids), graphical function displays, photographic views of the parts, and video motion images. Design engineers can save their personal time in the design process by capturing those electronic displays and incorporating them into computer aided design
(CAD) records for product design. For example, design symbols can be incorporated into schematic designs, appropriately scaled part footprints can be placed in 2-D layouts, and wireframe and solids can be incorporated into proposed 3-D "as built" designs.

ALL engineers responsible for identifying, selecting or sourcing parts as well as engineers who establish initial design specifications could benefit from PartNet capabilities. By having access to a powerful, current data base of characteristics of existing parts, an engineer can "design in" existing parts rather than producing a design in which the needed part must be made for the unique application or the design must be modified at a later date. Either of those actions is expensive and time-consuming. PartNet provides the tool for the front-line engineer to document and affect the make-versus-buy decision using data on available parts as the baseline for the buy alternative.

2. REVERSE ENGINEERING

Personnel at intermediate and depot level component repair/overhaul sites that are responsible for repair or servicing repairable components often have to rely on reverse engineering to locate parts needed to restore a repairable component to operational status. Needed repair parts may not be identified to a current manufacturer's part number or National Stock Number (NSN) in documentation available to the servicing personnel.

Parts originally used to make the repairable component may no longer be in inventory or in production. Reverse engineering can be made more efficient and effective if the known characteristics about the repair parts being replaced could be used to enter a data base for identification of existing parts that will satisfy those characteristics requirements.

DLA customer sites such as Army forts, depots and bases; naval shipyards, bases, and air stations; Air Force bases and logistic centers; and Marine Corps bases and air stations, must rely on their engineering talent to identify requirements. In many cases, customer service organizations must assist in translating those requirements into available parts.

Technology Role: PartNet can be viewed as an EMPOWERMENT TOOL FOR THE FRONT-LINE ENGINEER OR TECHNICIAN who needs a part. Engineers and technicians can view PartNet data and other images provided by manufacturers and vendors that want to sell their parts and compare that information with parts and/or part functions where the currently installed part is no longer available or is no longer being produced.

PartNet could be linked to current DLSC files to assist in identifying the National Stock Number (NSN) of the part that is no longer in production and in identifying the catalog characteristics data for that NSN. PartNet could be interrogated using those characteristics values, with adjustments made to delete non-critical characteristics or to adjust tolerances (i.e., range of acceptable values) where appropriate, based on the application of the part, to identify currently available commercial parts.

PartNet is working on linkages or aliases for names of characteristics in Federal catalog files and names of characteristics used in identification of commercial parts. Those linkages will facilitate the use of characteristics for Federally cataloged parts that are no longer in production, for identification of currently available commercial parts.

For engineers and technicians who need parts, PartNet can greatly reduce or obviate the need for customer service support at field activities and DLA. Efficient PartNet self-help menus enable engineers and technicians to enter data and make decisions that result in identification of commercially available parts. Real-time displays of pictures of candidate parts can assure that the part selected is what it is believed to be (physically, based on transmitted photographic images). Engineers and technicians tan electronically compare currently available parts and their associated data with the removed part. Current PartNet information and PartNet displays provide significantly more robust information than Federal catalog data files and create a higher likelihood that the decisions made on part selection and sourcing will be correct. PartNet can make customer service more of a self-service function than one which depends on the expertise of customer service personnel. Engineers and technicians will be able to approach the parts ordering process knowing precisely the part they want and the source(s) for the part. Guesswork can be eliminated concerning when and whether they can get the part they want.

Linkage of PartNet with local, regional or national Federal Government parts inventories could allow preference for selection of parts that are currently in inventory. Parts that appear in Government inventory could be highlighted to assist in the part selection decision. Tutorial guidance could be displayed on the benefits of selecting parts in local inventory.

3. FIELD/ORGANIZATIONAL/FLIGHTLINE MAINTENANCE

Maintenance and servicing technicians responsible for restoring equipment and systems to fully functional status are often faced with the problem of identifying failed (or not acceptably functional) parts but not being able to identify a readily available part needed to effect repair. The level of education of these personnel is usually not as high as personnel involved in design engineering (User View #1) or reverse engineering (User View #2); therefore, their need for part information is more basic. Those technicians need to match part numbers on problem parts, physical features of problem parts, or information in maintenance/servicing documentation (e.g., repair manuals and schematics) with data or images that PartNet can provide.

4. PARTS CATALOGING

DLA is responsible for cataloging parts used by the Department of Defense and for maintaining files of cataloged parts for all Federal agencies. One purpose of the cataloging system is to assure that for a given item of supply (e.g., a part), different Federal activities are not in competition for the procurement of that item. The parts cataloging process includes the development of lists of characteristics that describe each part type, the populating of the parts catalog data base with data for cataloged parts and the assignment of National Stock Numbers (NSNs) to those cataloged parts.

PartNet Role: PartNet can empower the Government parts cataloger at the screening activities responsible for developing and for accepting contract data deliverables of cataloging data as well as the activity responsible for inputting that data into Government cataloging files. PartNet will allow part source verification by assisting in identifying the true source of a part. PartNet can assist by indicating that the purported source is not a commercial source for that part and by accessing information from likely true parts sources through matching of images and data on the part to be cataloged and similar parts from commercial sources. Real-time access to commercial parts data can reduce the probability of parts being introduced as newly cataloged parts due to misinformation or incomplete information. PartNet is working on linkages or aliases for names of characteristics in Federal catalog files and names of characteristics used in identification of commercial parts. Those linkages will facilitate the use of characteristics for Federally cataloged parts to identify commercially available parts, and to identify Federally cataloged parts using the characteristics of commercially available parts.

PartNet can provide an electronic communications bridge between Federal catalogers and companies that manufacture and sell parts in the commercial sector. By permitting catalogers to physically see the types of data and electronic images available in the commercial sector, they can be more EFFECTIVE and EFFICIENT in developing parts identification guides and in populating the Federal catalog identification records for parts being used by Federal agencies. Closer links in the terminology of characteristics (data elements) as well as values that quantify those characteristics will facilitate the users of Federal parts catalog data in translating those parts characteristics into commercially available parts, and in identifying National Stock Numbers (NSNs) for commercially available parts.

PartNet can also play a major role in readily providing part manufacturers' data before it is contaminated by part sellers and, sometimes more importantly, the weapon system or equipment manufacturers or integrators that develop and submit the provisioning and cataloging data used by Federal agencies in cataloging parts. Federal parts catalogers, armed with protected original source information from parts manufacturers can be more effective in identifying parts and assuring the quality of data being introduced into Federal cataloging files. Current, electronic displays of characteristics data, 2-D and 3-D drawings, graphical function displays, photographic views of the parts, and video motion images of the parts from PartNet will assist in this process. PartNet can be instrumental in assuring the validity, completeness and currency of Federal catalog data. PartNet can also enable DLA policing of inclusion of National Stock Numbers (NSNs) as a data element in the PartNet records for commercially available parts.

PartNet can assist in understanding and presenting the Federal parts catalog data base. Although there is some disagreement (and even some misunderstanding) of this issue, a National Stock Number does not represent a unique part identification. A National Stock Number has application and packaging (e.g., unit of issue) implications, as opposed to a manufacturer's part number which is typically an identification of a specific part. For example, a single resistor sold by itself can have a different stock number than the same resistor sold in a tape or reel of 1000 resistors. PartNet can assist in identifying the variations in physical packaging of parts in the commercial marketplace as well as assist in identifying the range of characteristics and values that are included within a National Stock Number.

III. D. DETAILED TECHNICAL APPROACH

Requirements

An architecture that will support the electronic commerce and supply management needs of the DLA must have a number of features:

      It must be an open architecture, with published API's supporting a variety of means for moving, searching, and sorting information, as well as performing purchasing and supply management functions.

      It must support translation between widely used protocols, both at the network level (e.g., TCP/IP, IPX) and at the message level (e.g., EDI X12, EFT).

      It must be secure, allowing authentication of all parties involved in a transaction, as well as encryption and non-repudiability of their messages.

      It must support active intelligent agents that will query the network for parts availability, costs, delivery schedules, etc. Such agents will play an increasingly important role in electronic commerce.

Security

Security is essential for a viable electronic marketplace. We will use the SSL technology (Secure Socket Layer, as embodied in the RSA BSafe toolkit) to enable DLA and its contractors to engage in secure transactions to engage in secure transactions over open networks, such as Internet. We will explore the use of security technology in two ways. First, we will use SSL to enable secure WWW access (following a traditional client-server style), including inquiry and purchase transactions. Second, we will develop secure agent technology based on SHTTP, which will provide a secure transport mechanism for site-to-site messaging and data transport among agents.

SSL, which underlies our security solutions, is based on RSA Data Security's public-key cryptography technology. The toolkit resolves three key transaction security issues: data encryption (i.e., message not being intercepted or altered), authentication (i.e., parties can prove who they are), and digital signature (i.e., parties can irreputably commit to an obligation, such as a purchase order). The tools we develop for the, DLA network will be generally applicable to Internet electronic markets, thus extending the DLA market to suppliers and buyers nationwide.

III. E. COMPARISON WITH OTHER ONGOING RESEARCH

This topic is discussed in Section II E.

III. F. DISCUSSION OF PROPOSER'S PREVIOUS ACCOMPLISHMENTS

Previous accomplishments in this research area:

PartNet, Inc. has created the PartNet system which is the first distributed database manager to operate over the Internet. PartNet is being tested at the DLA and other defense installations.

111. G. FACILITIES

PartNet, Inc. occupies approximately 2,500 square feet of office space in Research Park, a 300 acre R&D "campus" directly adjacent to the University of Utah. Within the PartNet office space is a lab area of approximately 1,200 square feet in which are located 10 Sun Sparc workstations, a file server, and several PCs in work cubicles.

Peripheral to the lab are four private offices for the directors of software development, vendor relations and other administrative services. PartNet Inc., is equipped with at dedicated high-speed "TI" telephone line for PartNet's connection to the Internet.

PartNet, Inc. is located less than five minutes from the University of Utah's Merrill Engineering Building, where the offices of Drs. Brown and Hwang are located. Adjacent to Dr. Brown and Dr. Hwang's office is another computer lab area for use by graduate students participating in the PartNet project at the University.

III. H. QUALIFICATIONS OF KEY PERSONNEL

DON R. BROWN, PH.D. (PRINCIPAL INVESTIGATOR) is an Associate Professor in the department of Mechanical Engineering at the University of Utah and an Adjunct Assistant Professor in the Department of Computer Science. He received his Ph.D. in Mechanical Engineering from Stanford University in 1988 He has worked at Schlumberger Palo Alto Research as a developer of new CAD environments, Stanford University as the designer of the Next-Cut concurrent engineering system, and Raychem Corporation as a design engineer. Dr. Brown has authored more than eighteen publications in the area of concurrent engineering. He designed and directs the PartNet project to solve the product information bottleneck that designers face.

KUO-YEN HWANG, PH.D. is a Research Assistant Professor in the Department of Mechanical Engineering at the University of Utah. He received his Ph.D. in Mechanical Engineering at the University of Utah in 1993. His major research interests are in CAD, AI, Expert Systems, Optimal Design and Mechanical Engineering Design.

BEN SPIGLE has a B.A. in Computer Science with honors from Indiana University. He joined the PartNet project as a University of Utah Research Associate in January of 1994, and has been involved in all aspects of the PartNet design and development cycle, with special emphasis on deployment and testing.

SEAN DALBY has a B.S. in computer science from the University of Utah. Mr. Dalby joined the PartNet project as a University of Utah Research Associate in May of 1994, where his principal efforts have been in behalf of developing PartNet's World Wide Web interface and Internet security issues.

DAVID CRANDALL earned his M.S. degree in Mechanical Engineering at the University of Utah in 1993 for his work on query servers for distributed component information retrieval. He currently designs and develops object-oriented computer aided design systems for the PartNet project as a Research Associate at the University of Utah.

JOHN P. CREER is PartNet, Inc.'s Vice President for Marketing. Mr. Creer received his B.S. in accounting from the University of Utah in 1986. He has over eight years of experience in business management, and is currently involved in PartNet, Inc.'s efforts to identify and enroll supplier and distributor participation in PartNet.

1. COSTS

                                                             YEAR 1              YEAR 2           YEAR 3
                                                        ANNUAL COST         ANNUAL COST      ANNUAL COST           TOTAL COST
------------------------------------------------------------------------------------------------------------------------------
                UNBURDENED PERSONNEL COSTS                 $443,417            $465,587         $488,867           $1,397,871
------------------------------------------------------------------------------------------------------------------------------
             benefits @20%                                  $68,908             $69,838          $73,330             $212,076
             equipment                                      $63,720             $63,720          $63,720             $191,160
             travel                                        $144,000            $144,000         $144,000             $432,000
             supplies                                        $6,000              $6,000           $6,000              $18,000
------------------------------------------------------------------------------------------------------------------------------
                                         SUBTOTAL          $726,044            $751,660         $778,557           $2,256,262
------------------------------------------------------------------------------------------------------------------------------
             overhead @30%                                 $217,813            $225,498         $233,567             $676,878
------------------------------------------------------------------------------------------------------------------------------
                                         SUBTOTAL          $943,857            $977,158       $1,012,124           $2,933,140
------------------------------------------------------------------------------------------------------------------------------
             fee @ 8%                                       $75,509             $78,173          $80,970             $234,651
------------------------------------------------------------------------------------------------------------------------------
                                         TOTAL           $1,019,366          $1,055,331       $1,093,094           $3,167,791
------------------------------------------------------------------------------------------------------------------------------

Section IV. ADDITIONAL INFORMATION

The attached paper, "The Design and Implementation of PartNet" contains background information on the creation and implementation of a federated database of supplier parts.

                    The Design and Implementation of PartNet

                               Robert Mecklenburg

                         Department of Computer Science

                               University of Utah

                                    Don Brown

                                  Dave Crandall

                                  Andrew Hwang

                                   Ben Spigle

                      Department of Mechanical Engineering

                               University of Utah

                           Salt Lake City, Utah 84112

                           e-mail: mecklen@cs.utah.edu

                                October 10, 1994

                                    Abstract

PartNet is a federated database for providing interactive online access to mechanical parts catalogs. We export the data contained in the vendor's product databases using a network-based distributed database protocol. A single coherent view of these vendor databases is provided by a set of replicated Query Servers which clients access to pose queries and receive answers. The client interface programs are simple and can be executed on current desktop computers. The system is scalable to thousands of vendors and tens of thousands of customers. We feel this approach provides better service at less cost than traditional paper or CD ROM catalogs.

1 INTRODUCTION

PartNet is a project to provide direct, interactive online access to mechanical parts catalogs. This access relies on the Internet network [Comer, 1991] to provide an efficient communications medium for transferring parts information from vendors to customers. This approach has many advantages over either traditional paper catalogs or CD ROM-based methods [Williams, 1993]. Both paper and CD ROM provide a more traditional "batch oriented" style of access to parts data. Normal manufacturing and production delays mean that customers cannot rely on this information to be completely up to date or complete (due to space limitations). Due to the discrete nature of catalogs and ROM disks it is not possible to search all catalogs simultaneously (without the number of disk drives equal to the number of catalogs). It may also not be possible to acquire all catalogs (even from a single catalog distributor) due to shipping or publishing constraints (e.g., a new vendor has been added to the catalog suite, but the customer cannot get the catalog until our next product release). The PartNet system overcomes these problems by providing immediate access to all vendors simultaneously. All information a vendor is willing to distribute is available including images and animation. When a new vendor joins the PartNet catalog or when a existing vendor adds new products, their information is immediately available to customers through the distributed PartNet software system.

The design of PartNet focuses on a small number of important issues. First, the architecture must be scalable to thousands of vendors and tens of thousands of customers. It should be possible to start with an initial installation of a single vendor and a few customers and grow on demand. As the subscription rate increases, the system should be dynamically configurable to handle the increased load. Second, the system should be tolerant of network failure and processing delays. Since the system relies on databases maintained by vendors at the vendor's site, the catalog information will be widely separated both geographically and logically. If answering a query requires all vendor systems to be operational and timely then eventually no query could ever be processed. Finally, the system must be "portable" in the most general sense of the word. Vendor databases all likely run on the full spectrum of computer hardware, use a wide variety of database management system (DBMS) software, and encompass many different data formats. All this diversity must be managed and translated into a unified format suitable for an online parts catalog.

        One of the underlying assumptions of PartNet is that many vendors already have or will want to store their product information in online databases. Success in the PartNet system is then a matter of exporting this product information in a controlled fashion to the customers who request it. Although this assumption may not reflect current business practice we feel it is an obvious and economically sound choice. Vendors must already maintain inventory and manufacturing databases, many also have design databases. These can be unified by a comprehensive product database which includes traditional catalog data, availability and delivery information, images, as well as non-traditional data such as animation, CAD models, and vendor tutorials. Information stored in online systems is easier to access, maintain and deliver to end users and will reduce the cost of delivery and dissemination.

        Finally, to further improve the accessibility of parts information we will support the Hypertext Transfer Protocol (HTTP) use by the World Wide Web initiative [Berners-Lee et al., 1992]. This entails generating browsable hypertext views of vendor catalog data and providing this as a Hypertext Markup Language (HTML) files. In this capacity centralized Query Servers will act as directories in the Web.

        We begin the design discussion by reviewing the computational environment our system will require. Following that, we discuss the architecture of the PartNet system as a decomposition into cooperative services and their responsibilities. We then review auxiliary tools for accessing and maintaining PartNet. This is followed by summary of the implementation choices we have made for the initial prototype. Finally, we discuss the status of the project, early results and suggest directions for the future of the system.

1.1 THE ENVIRONMENT

        PartNet is intended to perform in a dynamic and heterogeneous computing environment. The Internet is a loose collection of thousands of computers from every computer vendor and running almost every operating system. The common thread these systems share is their physical connection to the telecommunications network and their support for the TCP/IP networking protocols [Comer, 1991]. Vendors are distributed geographically as well as having the normal variety of computer hardware and software. Customer's computer systems are even more diverse since they may not even support multi-tasking.

        The core PartNet software will require a large address space, multiprocessing, high performance mass storage, and fast network access. We are targeting our prototype system to run on the average Unix workstation with 32Mb of RAM. We assume that both the interface software at the vendor's site and the Query Servers will run on such machines, although we have no bias against other operating systems with similar capabilities (e.g., VMS, Windows/NT).

        The customer interface, however, is assumed to run on much simpler hardware and software (e.g., PC with Windows). In fact, the customer computer may not even have direct access to the Internet. This is accommodated by providing a Query Server on a gateway machine which is connected both to the Internet and to the customer's internal network.

        Finally, we assume that the Internet network provides modest bandwidth capabilities consistent with current performance. Peak transmission of data using the optimized File Transfer Protocol (FTP) can achieve data rates of 110 kilobytes per second with average transfer rates of 40 kilobytes per second. This suggests that network bandwidth is of concern and the architecture should address this issue.

2 PARTNET ARCHITECTURE

        PartNet is designed as a federated database management system [Ullman, 1988] specialized for read-only access. Each vendor site presents a database of parts information available for access by customers. These databases are managed by the vendor using various (possibly proprietary) database management systems. Our goal is to allow controlled export of this vendor maintained information to the customer on demand. Furthermore, it is important that the mechanism for delivering data be as distributed as possible to allow scaling up to many vendors.

        The process structure of PartNet is depicted in Figure 2. Customers interact with the system through a textual or graphical interface which connects to a centralized Query Server. This Query Server receives queries about parts which are then routed to vendors who supply those parts. Each vendor site provides one or more Vendor Database Interface (VDI) processes which execute the query and return the answer to the Query Server. The Query Server in turn forwards the data to the original requesting customer. A single Query Server will handle several hundred simultaneous customers. As load increases Query Servers will be replicated.

        This process architecture addresses several basic issues inherent to distributed databases. First, the diversity of vendor database software is managed by a single coherent interface exported by the Vendor Database Interface. Each VDI is responsible for mapping from vendor specific formats into canonical PartNet format. This translation includes DBMS query language, part attribute and value conversion, and image format conversion. The Query Server provides a centralized process for routing queries to vendors, managing global information to avoid inconsistent updates, and caching vendor data to reduce latency and

                                  [FLOW CHART]



                    Figure 1: The PartNet process structure.

improve throughput. The existence of the Query Server process also dramatically reduces the NxM connectivity problem inherent with allowing customers to talk directly with vendors. Finally, the customer-side user interface software is kept simple to allow execution on low-performance, low-capability hardware.

        Communication between processes occurs via a message-based command and response protocol. This allows a simple, portable implementation which is as efficient as Remote Procedure Call systems for average messages, but without the added implementation complexity.

2.1 THE QUERY SERVER

The Query Server is the "glue" which binds PartNet together. It provides a centralized service which can be accessed through either a well-known network address or by name from an Internet name server. Since it is centralized it forms a locus for routing information, global data management, and performance monitoring. We anticipate greater computational power at a Query Server host which can be used to reduce network traffic and latency through caching which may not be possible at the customer site (due to fewer computing resources).

        The major responsibilities of the Query Server are:

        -       manage a set of customers and vendors,

        -       route messages from customers and vendors,

        -       control access to global data (taxonomy and part lists),

        -       cache data,

        -       log transactions.

        As the central router for messages the Query Server must ensure that each customer is serviced fairly and that no customer process is "orphaned" or "mislead". In particular, answers to customer queries are delivered to the customer incrementally as each vendor supplies their portion of the answer. It is important that the customer not mistake a partial answer for a complete one.

        For each query submitted by a customer, the Query Server determines which vendor is capable of supplying an answer and forwards the query to that set of capable vendors. This dramatically reduces network traffic when compared with forwarding every query to every vendor. To properly determine the capable vendors, the Query Server must know all parts supplied by each vendor and it must update this information as it changes.

        Other information the Query Server manages is global data such as the taxonomy and parts list. These items are global in that they unify all the information supplied by all vendors. This requires that each vendor report the parts they supply and a taxonomy of how these parts relate to the rest of PartNet. A problem arises when two vendors wish to update this global data simultaneously. To properly handle this case some sort of concurrency control is required. PartNet uses a traditional two-phase locking algorithm [Ullman, 1988] which requires a vendor to request a lock on the part list or taxonomy before modifying it. When the Server receives the modification request it updates the table and releases the lock.

        To improve throughput and reduce latency, the Query Server caches the answers to previous queries. When a query is received from a customer, the cache is first scanned for other queries about the same part requested in the current query. If any are found, the cached query is analyzed to determine if the previous query describes a superset of the current query. If this is true the current query can be answered directly from the cache without the overhead of forwarding the query to the vendors. This feature will become more useful as the size of PartNet grows. We anticipate users presenting naive queries which return many parts, then refining the query to reduce the size of the answer. Only actual use of PartNet can determine if this pattern of usage, and consequently the utility of caching, actually occurs.

        If a cache is employed the problem of cache consistency and invalidation must be solved. In short, a problem occurs when a vendor updates part information while the Query Server has copied information about that part. In this case, the customer may be given out of date information about a part. This problem is solved by requiring the VDI process to inform the query server whenever parts information is changed. To reduce the burden on the VDI and reduce network traffic, the Query Server associates a lifetime with each answer. When the lifetime has expired the answer is removed from the cache. Removing parts information from the cache in a timely manner also prevents the cache from growing without bound. The lifetime should be long enough to allow reasonable performance gains while short enough to minimize the load on network and VDI.

        Finally, the Query Server is responsible for monitoring the performance of the PartNet system as a whole. This includes ensuring that vendors and cus-tomers are not "orphaned", recording timing statistics on network latency and bandwidth, recording quantity of information delivered by each vendor to each customer (e.g., for billing purposes), and recording general usage patterns. Due to faults in networks and software it may be possible for customers or vendors to become unreachable. This should be noted and should not cause other software (e.g., Query Server or customer interface) to fail. Also, by recording network performance statistics, the Query Server can improve the user interface by anticipating delays.

2.2 THE VENDOR DATABASE INTERFACE

PartNet does not impose a particular DBMS or database management paradigm on participating vendors. This is important since vendors may have invested enormous time and expense in building existing databases. Furthermore, the vendor may even have a proprietary database management system tailored to their specific data. Any attempt to replace this database or impose some standardized format will result in vendors who are unable or unwilling to participate in PartNet.

        To avoid excluding vendors by requiring a standard database and query language, PartNet provides an interface process which responds to the PartNet communications protocol and implements database queries through native calls to the vendor database. This interface process manages:

        -       network communication,

        -       taxonomy and names,

        -       concurrency, and

        -       caching.

We discuss each of these responsibilities in turn.

        The first responsibility of the VDI is to manage network communication. Even if a vendor database directly accepted the PartNet command language, additional software would be required to identify the available Query Servers and manage network connections. When a VDI is initiated it identifies a Query Server through either a well known port and address or using the Internet name service. After establishing a connection to this Query Server it requests a complete list of active Query Servers with which it should register. By registering with a Query Server the vendor signals its readiness to receive and process queries. VDIs are able to accept connections from new Query Servers as they are added to the network and manage communication from Database Server Processes which are spawned to perform actual database queries.

        Once a vendor has registered with a Query Server, it transmits a taxonomy describing part categories the vendor supplies and their relationship in the taxonomy of known mechanical parts. The Query Server receives this taxonomy and merges it with any existing taxonomy, thus incrementally generating a global hierarchy of all part categories known to the PartNet system. If the Query Server is presented with an unknown part category, the VDI may be asked to send a detailed description of the category. This allows new parts categories to be added by vendors to the PartNet system.

        The VDI must present the taxonomy and detailed part category descriptions identifying the name of a part category and its characteristics using "canonical" PartNet names. For instance, vendors may represent a part number in their database as "PN", "part number", "part no", etc. Since the names of mechanical parts and their attributes are not standardized the PartNet system adopts a single canonical name for each category and attribute. This canonicalized form is used by the Query Server and the customer user interface to simplify part selection and query formulation. Only the VDI needs to know the translation of canonical names to vendor specific names.

        Since a VDI will be connected to several Query Servers which are in turn connected to many customers, a vendor may be asked to answer several different queries in a small space of time. Ideally we would like to answer all queries immediately with response time related only to the delay imposed by the vendor's own DBMS. Unfortunately, there may be an arbitrary number of simultaneous queries limited only by the total number of customers. Also many databases and operating systems are limited in the amount of concurrency a single program can achieve. For instance, a single program executing a database query might be required to wait until that query is processed by the DBMS and the answer returned before being allowed to initiate another query. This is overcome in the PartNet design by creating several database server processes which execute queries synchronously, but in parallel with each other (i.e., process-level parallelism). These servers are discussed in more detail in Sections 2.3 and
4.2. The VDI process serializes all commands, but since each command can be handled very quickly (i.e., by forwarding the command to a Query Server or a database server) no command is forced to wait an undue amount of time for processing.


        The final responsibility of the VDI is to aid in Query Server cache management. To improve throughput and reduce latency the Query Server caches answers to customer queries. The details of this caching are discussed in Sections 2.1. It is essential that a customer is never given out of date information because the cache is inconsistent with the vendor's actual data. This is the problem of cache consistency and consequently, cache invalidation. To aid in maintaining a consistent cache, the VDI must monitor answers to queries it receives as long as the data is held in a Query Server cache. If this data ever changes, the VDI must notify the appropriate Query Server that the original data is now invalid.

2.3 THE DATABASE SERVER

The Database Server is a slave process of the VDI and Query Server which performs actual database queries using the native DBMS interface. The purpose of this separate process is to overcome the singly threaded nature of many operating systems and DBMS interfaces. While a single Database Server process may perform one query at a time waiting for DBMS to process the query and return an answer, a collection of Database Server processes can handle multiple queries in parallel. These processes are managed by a single scheduler which maintains a queue of pending queries and a suite of available server processes. Queries are scheduled on idle processors and query answers are delivered using the standard PartNet protocol. It should be emphasized that this does not require a multiprocessor to execute. It is merely a mechanism to achieve process-level parallelism in a singly threaded DBMS or operating system.

        Although this does not achieve the ideal goal of the fastest query processing possible (which would require a cpu per query), it does provide a reasonable mechanism to maximize throughput and tune query processing. A simple algorithm would allocate a fixed number of Database Servers as determined by past query loads. A more sophisticated algorithm could dynamically adapt to query loads by spawning additional Database Servers as query arrival rate and system load dictate.

2.4 USER INTERFACE

        Although user interface specifics are a matter of implementation choices, certain features of the problem so profoundly affect the user interface that it is reasonable to provide architectural support for them. One such feature is the vast amount of parts information to which PartNet will provide access. Navigating through the unified parts catalog which PartNet provides without imposing some overall structure on the data may be difficult. To address this problem, we have devised a hierarchical classification system for identifying categories of parts called a taxonomy.

        The taxonomy is developed by consensus as each vendor determines the subcategories which differentiate one type of part from another. The development of this taxonomy will be moderated by PartNet to ensure that no conflicts or inconsistencies occur. This taxonomy will form the initial interface to PartNet which users will navigate.

        Due to the distributed nature of PartNet the user interface should have several added features. Since a query is executed in a distributed fashion, users are able to view partial results of queries. The interface should clearly indicate that an answer is not complete and what percentage of vendors have responded. It is also possible for a customer to execute several queries simultaneously, so a display of pending queries and their status is useful.

        PartNet is designed to deliver multi-media information as well as traditional text. This implies a windowing interface for full functionality. Nevertheless, it is reasonable to provide text-only or even "batch mode" interfaces for users with fewer computational resources. An interactive text-only interface could provide support for simultaneous queries and viewing partial results, while a batch interface can deliver queries and answers through electronic mail.

2.5 QUERY SERVERS AS DIRECTORIES

Query Servers will add another critical link to the information distribution infrastructure by serving as information navigators. Navigation is a significant problem with the World-Wide Web (WWW). The Web has an arbitrary, cyclic graph structure in which it is easy to get "lost". Also, there is no systematic mechanism for information providers to make their services known to the Web. Query Servers provide a means for users to perform value-based searches of the Web thereby help them quickly find the information they need.

        Query servers will perform the function of service advertisers. When a new

Vendor Server comes "online", it will contact its assigned set of Query Servers and inform them of the products it provides. Interfaces to WWW such as Mosaic will provide a link to a Query Server where designers can browse the available services. The Query Server also holds taxonomies and parts lists which serve as a "yellow pages" of part types for clients to browse. The Query Servers could also serve as directories for non-catalog services on the net.

3 NAMES, QUERIES, AND TOLERANCE

A significant problem in federated databases is resolving conflicts in the shared data model. These conflicts manifest themselves through inconsistent data in response to queries. Three problems discussed here are maintaining a consistent taxonomy and parts list, translating queries, and support for diverse units systems and tolerances.


3.1 SEMANTIC CONSISTENCY OF GLOBAL INFORMATION

The taxonomy and parts list have been discussed briefly in previous sections; here we discuss some difficult semantic interpretation problems these tables create. Parts categories in PartNet are identified by name. A part category has associated with it a collection of attributes, types and units for these attributes and annotations describing them. Unfortunately, even with this level of detail describing a part category, there is the possibility that a purely software driven solution may incorrectly identify one part category as another. As a simple example, suppose one vendor registers a gear with the Query Server whose attributes consist of a diameter and a number of teeth. For this set of attributes it is possible that some other vendor has already registered a different type of gear with the same name and the same attributes. Adding more attributes only reduces the probability of this collision, the probability will never be zero. The same problem occurs when locating part categories in the taxonomy.

        The goal of PartNet is not to provide a universal parts identification system, rather it is to provide a unified parts catalog. The difference lies in the degree to which we require a completely unambiguous parts description language. Our approach to this problem is to involve vendors in the parts identification and differentiation process. When vendors add part categories to the PartNet system they must ensure that their category and attribute names unambiguously identify their product. This does not seem unreasonable since the vendor is already involved in entering product information into their own computer systems.

3.2 QUERY TRANSLATING

When merging part attributes from many vendors, it is likely that some vendor will supply an attribute not supplied by any other vendor. If the user poses a query containing this attribute how should the system respond? There are three possible choices:

        1.      reject the query,

        2.      send the query only to vendors supplying all attributes,

        3. send the query to all vendors supplying the part category and omit the attribute for vendors which don't supply it.

Given that we anticipate many vendors supplying the same part category, the first option leads to an unusable system. The second and third choices can be restated as "for those vendors not supplying the attribute, assume the attribute is never matched" and "for those vendors not supplying the attribute, assume the attribute is always matched". Since there are queries for which each of these choices are reasonable, the choice must be selectable by the user (possibly with a default).

3.3 UNITS AND TOLERANCES

When handling attributes with units, it is important to be able to convert freely between units systems. Furthermore, a conversion from one system to another will typically yield values which no longer compare "properly" due to floating point rounding errors. We address this problem by implementing a combined units and tolerancing facility which allows users to indicate the units applicable to a particular query, whether conversion to other units systems should be performed, and the tolerance on those conversions if performed. This facility is configured with reasonable defaults which allow most users to ignore these details if absolute control over the query is not required.

4 PARTNET CORE IMPLEMENTATION

Here we describe the basic approach used to develop the PartNet software. In general, we will concentrate on the software framework and avoid the exact details of implementation. We will discuss specific algorithms only where the solution is either novel or of particular interest. PartNet is written in C++ as a tool kit for managing parts information in a distributed environment. Since it is a tool kit we leverage off of existing code to a surprising degree. For instance, less than 10% of the PartNet source code is specific to any one component program. The PartNet framework focuses on a small collection of objects which manage the fundamental aspects of networking, database management, command and control, and describing parts and their attributes. We will discuss the interesting features of each of the objects in turn.

4.1 NETWORKING

Network communication is mediated by a single network object in each PartNet process. This object maintains a list of all network connections, is capable of establishing new connections and controls the extent to which network failures are visible to the PartNet process. The main event loop executed by the various PartNet servers is mediated by the network object which identifies network partners requiring service and the order in which they are serviced.

        One of the problems in scaling PartNet is the limitation on the number of simultaneous open network connections a single process can maintain. In the prototype, network connections are established between every VDI and every

Query Server. This limits the total scale of the system to about 100 vendors and 40,000 customers. This limitation can be overcome in several ways. One is to partition the PartNet network by service provided. A user looking for gears, transmissions, or motors would connect to one Query Server while a user needing fasteners or connectors would reference a different Query Server. This routing can be handled transparently to the user by PartNet itself. Another technique for handling greater network connectivity is to provide network access through network server processes which multiplex I/O to the main Query Server. These techniques can all be incorporated within the network object with little or no impact on the remaining PartNet software.

        Another responsibility of the network object is to monitor network bandwidth and latency. Latency is currently managed through a simple protocol:

        1. When a command is issued the master process records the time of issuance.

        2. When the server sends its response it records in the response the elapsed time required to execute the command.

        3. When the master receives the answer it subtracts the elapsed time recorded in the response from total elapsed time to determine the network bandwidth + latency.

Where the command is small (i.e., less than one network packet) this determines the network latency. This is a simple algorithm which does not require synchronizing clocks on a long haul network.

4.2 DATABASE MANAGEMENT

This object provides a "virtual database manager" interface to vendor specific database software. The object provides functionality sufficient to manipulate the database without relying on the details of the DBMS software. The database object is used for three purposes: database control, query language support, and cache management. The database control features are straightforward. They allow the controlling PartNet process to open and close the database and determine data characteristics such as record layout and data types. Query language support is much more subtle.

        The PartNet system employs its own query language syntax which is a simplified form of SQL [Chamberlin et al., 1976]. As users compose queries graphically in the Motif interface the software derives an SQL-like textual query which is passed as a command to the Query Server which, in turn, forwards the query to vendors able to respond. The database object supports a query action which transforms the PartNet query parse tree into a valid DBMS-specific query and executes it. This translation process will be different for different vendor databases but will provide the same interface to the PartNet software.

        Likewise, the answer to a query will be a collection of part descriptions consisting of <attribute,value> pairs describing the part. These answers are collected into a list of row objects with each item corresponding to a row or record in the vendor database. Thus, the database object forms an interface to the DBMS control functions, the query language, and the data model. Actual DBMS specific functions are performed by classes derived from the database object.

4.3 COMMAND AND CONTROL

PartNet communicates between its various processes by passing command objects. These objects are derived from a common root class which provides the framework for their behavior. Basic command characteristics include the network partner who issued the command, the time the command was issued, and a unique transaction identifier. All commands respond to an execute function which performs the action appropriate for the issuing process.

        Command objects can be communicated between processes in a variety of ways. The prototype implements a textual translation of objects into a simple command language grammar. This is convenient for prototyping since the Query Server and VDI can be manipulated interactively through telnet. The textual transmission protocol can be replaced with a more compact form by changing two functions. Note that if the textual command is less than the size of a network packet there will be little or no performance gains from sending binary data.

        Another reason for maintaining a simple textual interface is to allow PartNet to be an open system. The current interface is suitable for use by a wide variety of applications due to its simple LL(1) grammar.

4.4 TAXONOMY AND PARTS LISTS

The taxonomy and parts list objects form the more visible components to the user. A taxonomy is a singly rooted, acyclic directed graph (DAG) which describes the universe of mechanical parts by decomposing part categories into differentiating features. The parts list is much more subtle. A vendor part is described by a part category (or PartCat) object in PartNet. The PartCat represents the "platonic ideal" for a part in that it associates with a part name the union of all attributes provided by vendors. These attributes are given nonconflicting names and annotations along with implementation data such as data type and units (if any). The VDI is responsible for mapping from these PartNet canonical names back to vendor specific nomenclature.

   Note that the set of attributes describing a single part category depends on the set of vendors participating in PartNet at any instant. If a vendor goes off-line (for instance, to perform backups) and that vendor is the only one supplying a particular attribute for the part category, the attribute should be removed from the set of queryable part attributes.

        This same variability applies to the taxonomy. As vendors join and leave the PartNet system the taxonomy is immediately updated to reflect the currently available parts.

4.5 TRANSACTION MANAGEMENT

Finally, we have a transaction management object which records commands and their responses. The basic task of the transaction manager is to record which network partner sent a particular command. Since a Query Server manages many "conversations" concurrently, when it receives a response command it must route that response to the process which initiated the query. This can be done by identifying each command with a unique identifier and recording the query identifier in the response. If a response command is received with an "originator" command identifier the original command is found and the sending process identified. The response command is then forwarded to the original process. If a simple command is received, one that does not require a response or forwarding, it is executed, logged, and discarded. Commands whose answer contains part information are handled by the cache manager.

        When part information is received by the Query Server, the data is immediately forwarded to the appropriate customer. Furthermore, the data is then logged in the transaction table and written to a local cache in the form of a local DBMS accessed through the database object. When further queries about that particular part are received by the Query Server, the transaction table is scanned for queries whose answers can be proven to form a superset of the current query. If any answers are found the Query Server then answers the customer query directly from its cache. Since answers are received independently from each vendor and cached for a fixed amount of time, some answers will have been purged from the cache while some answers are still resident. In this case, the transaction table will contain information about which vendors responded to a particular query and whether their data is still resident. The cache manager can then answer a query directly from the cache for that data which has not been purged and can resend the query to those vendors for which the data has been purged.

        Another use of the transaction table is to identify "dead" or "orphaned" network partners. Since every command sent to a customer or vendor is recorded in the table until a response is received all outstanding commands are in the table. A time stamp is already associated with each command for performance analysis (see Section 4.1). A scan of the transaction table can quickly determine exactly how long a customer or vendor has been waiting for a response. Appropriate action (probably determined by the user interface) can then be taken.

        Finally, as commands are purged from the transaction table, they are logged to allow off-line analysis of customer usage patterns, network load, demographic information, and charge back information.

4.6 THE USER INTERFACE

We have discussed a wide variety of user interfaces which we can support. Among these are graphical window-based applications, interactive, but textbased applications, batch oriented electronic mail interfaces and hypertext-based applications. Such a diverse set of user interfaces is possible because of the simple text command format and the process layering architecture around which PartNet is built.

        The Motif graphical interface for PartNet, the interactive text interface, and the e-mail interface are all relatively simple. They access the Query Server using the same command language/object set used by the backend processors. For the e-mail interface we assume that users formulate queries with our simplified SQL query language. In this case, the receiver strips the mail headers and forwards the query to the Query Server as usual where it is reconstituted into a query object. The interactive interfaces should include support for executing multiple queries simultaneously and managing partial queries.

        The other interface discussed is that of the World Wide Web. Here we have developed a Common Gateway Interface (CGI) process which handles WWW requests. When the CGI process is invoked it maps the received URL into PartNet SQL and sends it to the Query Server. The CGI interface then collects the responses and formats them into an HTML document and returns the document to the requester. The Web software can then access vendor catalog data directly through hypertext links. Maintaining a dual representation is avoided by formatting responses on-the-fly. The forms interface to the Web is defined by the CGI process.

5 CURRENT STATUS

The current status of PartNet includes a beta-test version of the Query Server, Vendor Database Interface, and Database Server processes. The system runs on a distributed network of 6 Sun workstations and totals 45,000 lines of C++. As mentioned in Section 4 most of this code is reused in each of the PartNet processes. The prototype is currently simulating five vendors using two different DBMSs to manage the vendor data. It is also able to manage non-textual data such as images and CAD data files. As part of the prototype we have simulated several vendors with databases currently holding over 2,000 spur gears. A custom Motif user interface and a World Wide Web interface are both available.

6 CONCLUSIONS AND FUTURE WORK

The PartNet system implements a federated database for accessing mechanical parts catalogs from a large set of vendors in real time using the Internet as the communications medium. This system has distinct advantages over traditional paper catalogs or CD ROM systems. PartNet queries are performed by each vendor in parallel providing superior response times. Answers are complete and accurate at the time of query since all updates to vendor data is performed by the vendor at the time the data changes. Images, sound, animation, and CAD models can be delivered as easily as text. The system is scalable to thousands of vendors and tens of thousands of users.

        The problems of naming conflicts in federated databases are solved pragmatically by relying on communication between vendors and coordinated by PartNet. Units conversion is performed where necessary and is configurable by users. Several user interfaces are available including custom Motif and World Wide Web interfaces.

        Future work includes improving the handling of large numbers of vendors and users, better management of query processing delays, and support for electronic commerce.

REFERENCES

[Berners-Lee et al., 1992] Berners-Lee, T., Cailliau, R., Groff, J., and
        Pollerman, B. (1992). World-Wide Web: The information universe. Electronic Networking: Research Applications and Policy, 2(l):52-58.

[Chamberlin et al., 1976] Chamberlin, D. D. et al. (1976). SEQUEL 2: A unified approach to data definition, manipulation, and control. IBM J. Research and Development, 20(6):560-575.

[Comer, 1991] Comer, D. E. (1991). Internetworking with TCP/IP, volume 1.
        Prentice Hall, Englewood Cliffs, New Jersey, 2nd edition.

[Ullman, 1988] Ullman, J. D. (1988). Principles of Database and Knowledgebase
        Systems, volume 1. Computer Science Press, Rockville, Maryland.

[Williams, 1993] Williams, M. A. (1993). Highlights of the online/CD-ROM database industry: Opportunities through technology. In Proceedings of the 14th National ONLINE Meeting, pages 1-4.



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
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
AWARD/CONTRACT        1. THIS CONTRACT IS A RATED ORDER                (???)                                PAGE  OF PAGES
                         UNDER DPAS (5 CFR 700)                                  DOA7                        1        31

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2. CONTRACT (???) NO.    3. EFFECTIVE DATE               4. REQUISITION/PURCHASE REQUEST/PROJECT NO.
 DABT63-96-C-0089        See Block 20C Below                       HJ1500-6129-0798

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5. ISSUED BY          CODE   DKO-I                6. ADMINISTERED BY (If other than item 5)         CODE   EMPTY

     DIRECTORATE OF CONTRACTING
     ATTN: ATZS-DKO-I
     POST OFFICE BOX 12748
     FORT HUACHUCA AZ 85670-2748

     GLORIA A. BICKLER  C12
     (520) 533-1418

--------------------------------------------------------------------------------------------------------------------------
7. NAME AND ADDRESS OF CONTRACTOR                      Vendor ID: 00059424      8. DELIVERY          DESTINATION
   (No., street, city, county, State and ZIP Code)                                 [ ] FOB ORIGIN    [X] OTHER (See below)

          PARTNET INC                                                           9. DISCOUNT FOR PROMPT PAYMENT
          505 WAKARA WAY
          SALT LAKE CITY UT 84108                                                  00.000%  00  NET  030

  CEC: 89532726A         CAGE: 07SP3                                            10. SUBMIT INVOICES         ITEM
                                                                                (4 copies unless other-
                                                                                wise specified) TO THE      See Section G,
                                                                                ADDRESS SHOWN IN:           Para G.1
CODE                               FACILITY CODE

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     DEFENSE ADVANCED RESEARCH PROJECTS                                   DFAS - OPLOC SEASIDE
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     ARLINGTON VA 22203-1714                                              SEASIDE CA 93955-6771

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     [ ] 1O U.S.C. 2304(c)(____)   [ ] 41 U.S.C. 253(c)(____)             SEE SECTION G, PARAGRAPH G.4
                                                                                Award Oblig Amc US$ $756,000.00

--------------------------------------------------------------------------------------------------------------------------
15A. ITEM NO.          15B. SUPPLIES/SERVICES              15C. QUANTITY       15D. UNIT   15E. UNIT PRICE   15F. AMOUNT
--------------------------------------------------------------------------------------------------------------------------

                           See attached Schedule(s)

                         COST PLUS FIXED FEE

--------------------------------------------------------------------------------------------------------------------------
                                                                      15G. TOTAL AMOUNT OF CONTRACT  $3,161,986.00
--------------------------------------------------------------------------------------------------------------------------
                                                       16. TABLE OF CONTENTS
--------------------------------------------------------------------------------------------------------------------------
(X)  SEC.         DESCRIPTION                       PAGE (S)      (X)  SEC.            DESCRIPTION                PAGE (8)
--------------------------------------------------------------------------------------------------------------------------
              PART I - THE SCHEDULE                                              PART II - CONTRACT CLAUSES
--------------------------------------------------------------------------------------------------------------------------
 X    A    SOLICITATION/CONTRACT FORM                1             X    I    CONTRACT CLAUSES                        19
--------------------------------------------------------------------------------------------------------------------------
 X    B    SUPPLIES OR SERVICES AND PRICES/COSTS     1            PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH.
--------------------------------------------------------------------------------------------------------------------------
 X    C    DESCRIPTION/SPECS./WORK STATEMENT         1             X    J    LIST OF ATTACHMENTS                     1
--------------------------------------------------------------------------------------------------------------------------
 X    D    PACKAGING AND MARKING                     1                   PART IV - REPRESENTATIONS AND INSTRUCTIONS
--------------------------------------------------------------------------------------------------------------------------
 X    E    INSPECTION AND ACCEPTANCE                 1                  K    REPRESENTATIONS, CERTIFICATIONS AND
---------------------------------------------------------------              OTHER STATEMENTS OF OFFERORS
 X    F    DELIVERIES OR PERFORMANCE                 1
--------------------------------------------------------------------------------------------------------------------------
 X    G    CONTRACT ADMINISTRATION DATA              3                  L    INSTRS., CONDS., AND NOTICES TO OFFERORS
--------------------------------------------------------------------------------------------------------------------------
 X    H    SPECIAL CONTRACT REQUIREMENTS             2                  M    EVALUATION FACTORS FOR AWARD
--------------------------------------------------------------------------------------------------------------------------
                                   CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE
--------------------------------------------------------------------------------------------------------------------------

17. [ ] CONTRACTOR'S NEGOTIATED AGREEMENT (Contractor is        18. [ ] AWARD  (Contractor is not required to sign this
    required to sign this document and return ___________           document.) Your offer on Solicitation Number BAA
    copies to issuing office.) Contractor agrees to                 95-25, including the additions or changes made by you
    furnish and deliver all items or perform all                    which additions or changes are set forth in full
    the services set forth or otherwise identified above            above, is hereby accepted as to the items listed above
    and on any continuation sheets for the consideration            and on any continuation sheets. This award consummates
    stated herein. The rights and obligations of the                the contract which consists of the following
    parties to this contract shall be subject to and                documents: (a) the Government's solicitation and your
    governed by the following documents: (a) this                   offer, and (b) this award/contract. No further
    award/contract, (b) the solication, if any, and (c)             contractual document is necessary.
    such provisions, representations, certifications, and
    specifications, as are attached or incorporated by
    reference herein. (Attachments are listed herein.)
--------------------------------------------------------------------------------------------------------------------------
19A. NAME AND TITLE OF SIGNER (Type or print)                  20A. NAME OF CONTRACTING OFFICER

                                                                       TONI L. DAVIES C18 (520) 533-1452
--------------------------------------------------------------------------------------------------------------------------
19B. NAME OF CONTRACTOR                    19C. DATE SIGNED    20B. UNITED STATES OF AMERICA             20C. DATE SIGNED

BY                                                             BY /s/ TONI L. DAVIES                          9/25/96
  ----------------------------------------                       ------------------------------------
  (Signature of person authorized to sign)                        (Signature of Contracting Officer)
--------------------------------------------------------------------------------------------------------------------------
NSN 7540-01-152-8069                                         25-108              STANDARD FORM 26 (REV, 4-85)
PREVIOUS EDITION UNUSABLE                                                        Prescribed by GSA - FAR (48 CFR) 53.214(a)

09/26/96    DD350 - EDIT REPORT FOR CONTRACT NUMBER DABT63-96-C-0089     Page: 1


This is a listing of errors made while entering the DD350.

The CEC code in BSA in not contained in the CEC table.
  Please verify that the code is correct.

  There are no errors on the DD350 for DABT63-96-C-0089

                                    SECTION B

                      SUPPLIES OR SERVICES AND PRICES/COSTS

                                                       EST                           TOTAL
ITEM          DESCRIPTION                              QTY       U/M       U/P       AMOUNT
0001          The contractor shall provide              1        LT               $2,333,318
              all the necessary personnel and
              facilities to perform research and
              development on An Information
              Infrastructure for Defense
              Logistics, in accordance with
              Section C of the contract, and
              Statement of Work dated
              August 9, 1996. The contractor's
              technical proposal is incorporated
              by reference.

0002          Travel (includes 17% G&A)                 1        LT                  370,255

0003          Equipment and Supplies                    1        LT                  170,960
              (includes 17% G&A)

0004          Contract Data Requirements                1        LT                      NSP
              List identified at Exhibit A

              CDRL A001 $NSP
              CDRL A002 $NSP
              CDRL A003 $NSP

                            TOTAL ESTIMATED AMOUNT                                $2,874,533
                                     FIXED FEE                                      2,874.53
                                                                                  ----------
                                                                                  $3,161,986

NSP =  Not Separately Priced

                                    Page B-1

                                    SECTI0N C

                        DESCRIPTION/SPECS./WORK STATEMENT

The contractor shall furnish the necessary personnel, materials, facilities, and nonpersonal services to perform the research and development as specified in the contractor's technical proposal , entitled "An Information Infrastructure for Defense Logistics" undated, and PartNET (Part 2) Statement of Work, dated August 9, 1996 (Attachment 2).

                                END OF SECTION C

                                    SECTION D
                              PACKAGING AND MARKING

D.1     PACKAGING

        All deliverables called for shall be packed and shipped in accordance with the best commercial practices in a manner that shall afford adequate protection against physical and environmental deterioration and damage during shipment.

D.2     MARKING

        Shipping documents containers correspondence and packages shall be marked with the Mowing information:

        a.      Contract Number: DABT63-96-C-0089
        b.      Requisition/Purchase Request and Commitment Number (PR&C):
                HJ1500-6129-0798
        c.      AAP Number: N/A
        d.      Short titles of contract line items:
                Information infrastructure for Defense Logistics

                                END OF SECTION D

                                    SECTION E
                            INSPECTION AND ACCEPTANCE

E.1         52.246-0008 INSPECTION OF RESEARCH AND DEVELOPMENT (SHORT FORM) (APR
        1984) (Reference 46.309)

E.2 ACCEPTANCE OF SERVICES--Acceptance of research and development services will be made by the Contracting Officer or his/her authorized representative.

                                END OF SECTION E

                                    SECTION F
                          DELIVERABLES AND PERFORMANCE

F.1     52.242-0015 I STOP-WORK ORDER (AUG. 1989)--ALTERNATE I (APR 1984)
                      (Reference 42.1305(b)(2)

F.2     52.247-0034 F.O.B. DESTINATION (NOV. 1991)
                      (Reference 47.303-6(c))

F.3     CONTRACT PERIOD

The estimated contract period of performance is thirty six (36) months from date of award. This is an R&D environment therefore, the period of performance is an estimate,. If at a later date, it becomes necessary to extend the period of performance due to the uncertainties/unknowns in an R&D environment, the contract may be extended, but would not exceed 10 years duration in accordance with DFARS 235.002.

                                END OF SECTION F

                                    SECTION G
                          CONTRACT ADMINISTRATION DATA

GA SUBMISSION OF PUBLIC VOUCHERS

        a. All requests for contract financing payments shall be submitted in accordance with FAR Clause 52.232-25, Prompt Payment. The SF 1034 public voucher should identify the name, title, phone number of person responsible for the submittal: NOTE: If prepared by a copying process, one copy shall be marked "ORIGINAL".

        b. Distribution of Public Vouchers:

                (1) COST

For reimbursement of cost, the Contractor shall submit an original and four (4) copies of Public Voucher Standard Form 1034 for purchases or services to the Defense Contract Audit Agency (DCAA) for their certification.

                Defense Contract Audit Agency
                1717 S. Redwood Rd, Ste 200
                Salt Lake City, UT 84104-5110

DCAA will forward the provisionally approved vouchers to the DFAS for payment and one copy will be mailed to the Contracting Officer listed in (2) below.

                DFAS
                Operating Location Seaside
                ATTN: DFAS-SS/DFA
                400 Gigling Road
                Seaside, CA 93955-6771
                Tele:    1-800-582-8780 Facsimile 408-583-1307

                (2) FEE

For reimbursement of fee, the Contractor shall submit an original and four (4) copies of Public Voucher the Contracting Officer at the address listed below:

                Directorate of Contracting
                ATTN: ATSI-DKO-I
                Post Office Box 12748
                Fort Huachuca, AZ 85670-2748

NOTE.- CONTRACT FINANCING PAYMENTS SHALL NOT BE MADE IN ACCORDANCE WITH FAR 52.23225(b)(4). NO INTEREST WILL BE PAID UNDER THE TERMS AND CONDITIONS OF THIS CONTRACT INVOICES/VOUCHERS WILL BE SUBMITTED MONTHLY.



                                    Page G-1

                                    SECTION G
                          CONTRACT ADMINISTRATION DATA

G.2     CONTRACT ADMINISTRATION DATA

Bidders/offerors office which will receive payment, supervise, and administer resulting contract: PartNet Inc. 505 Wakara Way

                      Salt Lake City, UT 84108
                      Telephone Number: (601)581-5340

G.3     GOVERNMENT CONTRACT ADMINISTRATOR

Administration of this contract shall be performed by:

                      Directorate of Contracting
                      ATTN.: ATZS-DKO-I
                      Post Office Box 748
                      Fort Huachuca Arizona 85613-0748
                      Point of Contact: Gloria Bickler
                      Telephone Number: (520) 538-1418

G.4     ACCOUNTING CLASSIFICATION

AA 9760400510900004P7510100000.25.160EAT600DOC00MPRTLOG9660000S33181 in the
amount of $600,000. These funds are anticipated to be sufficient for performance of CLINs 0001 through 0004 from award date through April 30, 1997.

AB AA1761804.12UB00068939000000688922D00PNIS0800068939602597Q0000000 in the
amount $156,000. These funds are anticipated to be sufficient for performance of CLINs 0001 through 0004 from award date through April 30, 1997.

G.5     INCREMENTAL FUNDING

Of the total price of CLINs 0001 through 0004, the sum of $756,000 is available for payment and allotted to this contract. It is anticipated that from time to time additional funds will be allotted to this contract until the total price of the contract is fully funded. It is contemplated that funds presently allotted to this contract will cover the work to be performed through April 30, 1997. Accordingly, the contractor is working at his own risk if he expends funds beyond those currently allotted to the contract at any given time.

                                    SECTION G
                          CONTRACT ADMINISTRATION DATA

G.6     ACQUISITION OF COMPUTER EQUIPMENT AND RELATED ITEMS

Equipment and supplies that cost $2,500 or more per item must be acquired competitively, and will require Contracting Officer approval prior to finalizing the purchase. The Contractor's written request shall list the following information: The proposed Contractor's name, address and telephone number, business size, cost of each item, shipping (if applicable), and total cost of the order. If item(s) are not available competitively, the Contractor shall submit a sole source justification with the request. This information can be faxed (520-538-0415) or emailed bicklerg%hua1@huachuca-emh11. army.mil) to the Contact Specialist at the Fort Huachuca Directorate of Contracting.



                                END OF SECTION G

                                    SECTION H
                          SPECIAL CONTRACT REQUIREMENTS

H.1     PERMITS, TAXES, LICENSES, ORDINANCES AND REGULATIONS

The Contractor shall at his own expense obtain all necessary permits, give all notices, pay all license fees and taxes, comply with all Federal, State, Municipal, County, and local board of Health ordinances, rules, and regulations applicable to the business carried on under this contract and be responsible for all applicable State Sales and Use Taxes

H.2     KEY PERSONNEL REQUIREMENTS

        a. Certain skilled/experienced professional and/or technical personnel are essential for successful contractor accomplishment of the work to be performed under this contract. These are defined as key personnel and are those individuals identified as follows:

        b. The contractor agrees that key personnel shall not be removed from the contract work or replaced without compliance with the following:

PROGRAM MANAGER: John Creer

                (1) If one or more of the key personnel for whatever reason becomes, or is expected to become unavailable for work under Ns contract for a continuous period exceeding 30 work days, or is expected to devote substantially less effort to the work than indicated in the proposal as initially anticipated, the contractor shall promptly notify the Contracting Officer at the address specified in Section G, in the paragraph entitled "GOVERNMENT CONTRACT ADMINISTRATOR". Upon concurrence of the Contracting Officer or his authorized representative, the contractor shall promptly replace such personnel with personnel of at least substantially equal ability and qualifications.

                (2) All requests for approval of substitutions hereunder must be in writing and provide a detailed explanation of the circumstances necessitating the proposed substitution(s). They must contain a complete resume for the proposed substitution. The Contracting Officer or designated representative will evaluate such requests and promptly notify the contractor of his approval or disapproval thereof in writing.

H.3     TRAVEL AND PER DIEM

Travel and per diem required by the Contractor in performance of this contract shall be reimbursed in accordance with Volume II of the Joint Travel Regulation. The Contractor agrees to use the most economical method of travel available. Request(s) to travel will be reviewed and approved by the Contracting Officer's, Representative prior to traveling.

H.4     PUBLICATION

Publication of results of the research project in appropriate professional journals is encouraged as an important method of recording and reporting scientific information. One copy of each paper planned for publication will be submitted to the DARPA Program Manager simultaneously with its submission for publication. Following publication, copies of published papers shall be submitted to the DARPA Program Manager, or to other addresses in quantities as may be directed by the Contracting Officer.

H.5     NO-COST SETTLEMENT

Subject to mutual agreement between the parties, a no-cost settlement may be executed in lieu of a termination in accordance with FAR Part 49. 1 0 1 (b) due to the immature stages and uncertainties involved in contract performance in research and development efforts. In a no-cost settlement all costs reimbursable, not previously paid, for the performance of the contract to the date of the termination are allowable; however, the costs for anticipatory profits or consequential damages resulting from the termination of this contract (or any subcontract) accounting, legal, clerical, and other expenses necessary for the preparation of settlement proposals and supporting data shall be excluded from the settlement proposal submitted by the contractor. The rights and remedies of the Government in this clause are in addition to any other rights and remedies provided by law or under this contract.

H.6.    PROVISIONAL APPROVAL OF INDIRECT RATES

The parties hereby agree to award this contract with the indirect rates as stated in the cost proposal. The parties hereby agree that within nine (9) months after contract award, DCAA will perform a full audit of the contractor's proposal. The audit findings may result in an upward or downward adjustment to the total estimated contract amount. If required, the revised rates will be incorporated into this contract by modification.

H.7     LIMITATION OF COMPENSATION

In accordance with DFARS Part 23 1. "Contract Cost Principles and Procedures":

        (a) Costs for individual compensation in excess of $250,000 per year are unallowable under DoD contracts that are awarded after April; 15, 1995, and are funded by fiscal year 1995 appropriations (Public Law 103.335).

        (b) Costs for bonuses or other payments, that are in excess of the normal salary paid by the contractor to the employee and that are part of restructuring costs associated with business combination are unallowable under DoD contracts funded by fiscal year 1996 appropriations (Public Law 104-61). This limitation does not apply to severance payments or early retirement incentive payments. (See 23 1.205-70(b) for the definitions of "business combination" and restructuring costs.)

        (c) In accordance with Section 8086 of the fiscal year 1996 Defense Appropriations Act, individual compensation is capped at $200,000 per year on contracts executed after July 1, 1996 that are funded with fiscal year 1996 appropriations. However, the cap will expire September 30, 1996, when the fiscal year ends.

H.8     ACKNOWLEDGMENT OF SUPPORT AND DISCLAIMER (MAY 1995) (Reference
235.071(c))

        (a) The contractor shall include an acknowledgment of the Government's support in the publication of any material based on or developed under this contract, stated in the following terms: his material is based upon work supported by the Defense Advanced Research Projects Agency (DARPA) under Contract No. DABT63-96-C-0089.

        (b) All material, except scientific articles or papers published in scientific journals must, in addition to any notices or disclaimers by the Contractor, also contain the following disclaimer: Any opinions, findings and conclusions or recommendations expressed in this material are those of the author(s) and do not necessarily reflect the views of DARPA.


                                END OF SECTION H

                                    SECTION I
                                CONTRACT CLAUSES

I.1    52.252-2      CLAUSES INCORPORATED BY REFERENCE (JUN 1988)

       This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available.

                                 (End of clause)

I.2    52.202-1      DEFINITIONS (OCT 1995)
                     (Reference 2.201)

1.3    52.203-3      GRATUITIES (APR 1984)
                     (Reference 3.202)

I.4    S2.203-5      COVENANT AGAINST CONTINGENT FEES (APR 1984)
                     (Reference 3.404(c))

I.5    52.203-6      RESTRICTIONS ON SUBCONTRACTOR SALES TO THE GOVERNMENT
                     (JUL 1995)
                     (Reference 3.503-2)

I.6    52.203-7      ANTI-KICKBACK PROCEDURES (JUL 1995)
                     (Reference 3.502-3)

I.7    52.203-10     PRICE OR FEE ADJUSTMENT FOR ILLEGAL OR IMPROPER ACTIVITY
                     (SEP 1990)
                     (Reference 3.104-10(c))

I.8    52.203-12     LIMITATION ON PAYMENTS TO INFLUENCE CERTAIN FEDERAL
                     TRANSACTIONS (JAN 1990)
                     (Reference 3.808(b))

I.9    52.204-4      PRINTING/COPYING DOUBLE-SIDED ON RECYCLED PAPER (JUN 1996)
                     (Reference 4.304)

I.10   52.209-6      PROTECTING THE GOVERNMENT'S INTEREST WHEN SUBCONTRACTING
                     WITH CONTRACTORS DEBARRED, SUSPENDED, OR PROPOSED FOR
                     DEBARMENT (AUG 1995)
                     (Reference 9.409(b))

I.11   52.211-15     DEFENSE PRIORITY AND ALLOCATION REQUIREMENTS (SEP 1990)
                     (Reference 11.604(b))

I.12   52.215-2      AUDIT AND RECORDS--NEGOTIATION (AUG 1996)
                     (Reference 1S.106-1(b))

I.13   52.215-22     PRICE REDUCTION FOR DEFECTIVE COST OR PRICING DATA
                     (OCT 1995)
                     (Reference 15.804-8(a))

I.14   52.215-24     SUBCONTRACTOR COST OR PRICING DATA (OCT 1995)
                     (Reference 15.804-8(c))

I.15   52.215-26     INTEGRITY OF UNIT PRICES (OCT 1995)
                     (Reference 15.812-2(a))

I.16   52.215-27     TERMINATION OF DEFINED BENEFIT PENSION PLANS (MAR 1996)
                     (Reference 15.804-8(e))

I.17   52.215-31     WAIVER OF FACILITIES CAPITAL COST OF MONEY (SEP 1987)
                     (Reference 15.904(b))

I.18   52.215-33     ORDER OF PRECEDENCE (JAN 1986)
                     (Reference 15.406-3(b))

I.19   52.215-39     REVERSION OR ADJUSTMENT OF PLANS FOR POSTRETIREMENT
                     BENEFITS OTHER THAN PENSIONS (PRB) (MAR 1996)
                     (Reference 15.804-8(f))

I.20   52.215-40     NOTIFICATION OF OWNERSHIP CHANGES (FEB 1995)
                     (Reference 15.804-8(g))

I.21   52.216-7      ALLOWABLE COST AND PAYMENT (AVG 1996)
                     (Reference 16.307(a))

I.22   52.216-8      FIXED FEE (JUL 1995)
                     (Reference 16.307(b))

I.23   52.219-8      UTILIZATION OF SMALL, SMALL DISADVANTAGED AND WOMEN-OWNED
                     SMALL BUSINESS CONCERNS (OCT 1995)
                     (Reference 19.708(a))

I.24   252.225-7011  RESTRICTION ON ACQUISITION OF SUPERCOMPUTERS (JUL 1995)
                     (Reference 25.7023-3)

I.25   52.219-16     LIQUIDATED DAMAGES--SUBCONTRACTING PLAN (OCT 1995)
                     (Reference 19.708(b)(2)

I.26   52.222-3      CONVICT LABOR (AUG 1996)
                     (Reference 22.202)

I.27   52.222-26     EQUAL OPPORTUNITY (APR 1984)

                     (Reference 22.810(e))

I.28   52.222-28     EQUAL OPPORTUNITY PREAWARD CLEARANCE OF SUBCONTRACTS
                     (APR 1984)
                     (Reference 22.810(g))

I.29   52.222-35     AFFIRMATIVE ACTION FOR SPECIAL DISABLED AND VIETNAM ERA
                     VETERANS (APR 1984)
                     (Reference 22.1308)

I.30   52.222-36     AFFIRMATIVE ACTION FOR-HANDICAPPED WORKERS (APR 1984)
                     (Reference 22.1408)

I.31   52.222-37     EMPLOYMENT REPORTS ON SPECIAL DISABLED VETERANS AND
                     VETERANS OF THE VIETNAM ERA (JAN 1988)
                     (Reference 22.1308(b))

I.32   52.223-2      CLEAN AIR AND WATER (APR 1904)
                     (Reference 23.105(b))

I.33   52.223-6      DRUG-FREE WORKPLACE (JUL 1990)
                     (Reference 23.505(b))

I.34   52.223-14     TOXIC CHEMICAL RELEASE REPORTING (OCT 1995)
                     (Reference 23.907(b))

I.35   52.225-11     RESTRICTIONS ON CERTAIN FOREIGN PURCHASES (MAY 1992)
                     (Reference 25.704)

I.36   52.227-11     AUTHORIZATION AND CONSENT (APR 1984)--ALTERNATE I
                     (APR 19 4)
                     (Reference 27.201-2(b))

I.37   52.227-2      NOTICE AND ASSISTANCE REGARDING PATENT AND COPYRIGHT
                     INFRINGEMENT (AUG 1996)
                     (Reference 27.202-2)

I.38    52.227-11    PATENT RIGHTS--RETENTION BY THE CONTRACTOR (SHORT FORM)
                     (JUN 1989)
                     (Reference 27.303(a)(l)

I.39   52.228-7      INSURANCE--LIABILITY TO THIRD PERSONS (MAR. 1996)
                     (Reference 28.311-1)

I.40   52.232-9      LIMITATION ON WITHHOLDING OF PAYMENTS (APR 1984)
                     (Reference 32.111(c)(2)

I.41   52.232-17     INTEREST (JUN 1996)
                     (Reference 32.617(a)&()

I.42   52.232-22     LIMITATION OF FUNDS (APR 1984)
                     (Reference 32.705-2(c))

I.43   52.232-23     ASSIGNMENT OF CLAIMS (JAN 1986)--ALTERNATE I (APR 1984)
                     (Reference 32.806(a)(2)

I.44   52.232-25     PROMPT PAYMENT (MAR 1994)
                     (Reference 32.908(c))

I.45   52.232-28     ELECTRONIC FUNDS TRANSFER PAYMENT METHODS (APR 1989)
                     (Reference 32.908(d))

I.46   52.233-1      DISPUTES (OCT 1995)
                     (Reference 33.215)

I.47   52.233-3  1   PROTEST AFTER AWARD (AUG 1996)--ALTERNATE I (JUN 1985)
                     (Reference 33.106(b))

I.48   52.242-1      NOTICE OF INTENT TO DISALLOW COSTS (APR 1984)
                     (Reference 42.802)

I.49   52.242-3      PENALTIES FOR UNALLOWABLE. COSTS (OCT 1995)
                     (Reference 42.709-6)

I.50   52.242-13     BANKRUPTCY (JUL 1995)
                     (Reference 42.903)

I.51   52.243-2  V   CHANGES--COST-REIMBURSEMENT (AUG 1987)--ALTERNATE V
                     (APR 1984)
                     (Reference 43.205(b)(6)

1.52   52.243-6      CHANGE ORDER ACCOUNTING (APR 1984)
                     (Reference 43.205(f))

I.53   52.244-2 1    SUBCONTRACTS (COST-REIMBURSEMENT AND LETTER CONTRACTS)
                     (MAR 1996)-- ALTERNATE I (AUG 1996)
                     (Reference 44.204(b))

I.54   42.244-5      COMPETITION IN SUBCONTRACTING (JAN 1996)
                     (Reference 44.204(e))

I.55   52.244-6      SUBCONTRACTS FOR COMMERCIAL ITEMS AND COMMERCIAL COMPONENTS
                     (OCT 1995)
                     (Reference  44.403)

I.56   52.245-5      GOVERNMENT  PROPERTY (COST-REIMBURSEMENT,
                     TIME-AND-MATERIAL, OR LABOR-HOUR  CONTRACTS) (JAN 1986)
                     (Reference  45.106(f)(1)

I.57   52.246-23     LIMITATION  OF LIABILITY (APR 1984)
                     (Reference  46.805(a)(1)

I.58   52.246-25     LIMITATION  OF LIABILITY--SERVICES (APR 1984)
                     (Reference  46-805)

I.59   52.249-6      TERMINATION (COST-REIMBURSEMENT) (MAY 1986)
                     (Reference 49.503(a)(1)

I.60   52.249-14     EXCUSABLE DELAYS (APR 1984)
                     (Reference 49.505(d))

I.61   252.201-7000  CONTRACTING OFFICER'S REPRESENTATIVE (DEC 1991)
                     (Reference 01.602-70)

I.62   252.203-7000  STATUTORY PROHIBITION ON COMPENSATION TO FORMER DEPARTMENT
                     OF DEFENSE EMPLOYEES (NOV 1995)
                     (Reference 03.170-4)

I.63   252.203-7001  SPECIAL PROHIBITION ON EMPLOYMENT (NOV 1995)
                     (Reference 03.570-5)

I.64   2S2.204-7003  CONTROL OF GOVERNMENT PERSONNEL WORK PRODUCT (APR 1992)
                     (Reference 04.404-70(b)

I.65   252.20S-7000  PROVISION OF INFORMATION To COOPERATIVE AGREEMENT HOLDERS
                     (DEC 1991)
                     (Reference 05.470-2)

I.66   252.209-7000  ACQUISITION FROM SUBCONTRACTORS SUBJECT TO ON-SITE
                     INSPECTION UNDER THE INTERMEDIATE-RANGE NUCLEAR FORCES
                     (INF) TREATY (NOV 1995)

                     (Reference 09.103-70)

I.67   252.215-7000  PRICING ADJUSTMENTS (DEC 1991)
                     (Reference 15.804-8(1))

I.68   252.225-7002  QUALIFYING COUNTRY SOURCES AS SUBCONTRACTORS (DEC 1991)
                     (Reference 25.109-70(a)

I.69   252.225-7007  TRADE AGREEMENTS (JUL 1996
                     (Reference 25.408(a)(2)

I.70   252.225-7009  DUTY-FREE ENTRY--QUALIFYING COUNTRY END PRODUCTS AND
                     SUPPLIES (DEC 1991) (Reference
                     (25.605-70(b)

I.71   252.225-7012  PREFERENCE FOR CERTAIN DOMESTIC COMMODITIES (NOV 1995)
                     (Reference 2S.7002-4(a)

I.72   2S2.225-7031  SECONDARY ARAB BOYCOTT OF ISRAEL (JUN 1992)
                     (Reference 25.770-5)

I.73   252.225-7036  NORTH AMERICAN FREE TRADE AGREEMENT IMPLEMENTATION ACT
                     (JAN 1994)
                     (Reference 25.408(a)(4)

I.74   252.227-7013  RIGHTS IN TECHNICAL DATA--NONCOMMERCIAL ITEMS (NOV 1995)
                     (Reference 27.7103-6(a)

I.75   252.227-7014  RIGHTS IN NONCOMMERCIAL COMPUTER SOFTWARE MM NONCOMMERCIAL
                     COMPUTER SOFTWARE DOCUMENTATION (JUN 1995)
                     (Reference 27.7203-6(a)

I.76   252.227-7016  RIGHTS IN BID OR PROPOSAL INFORMATION (JUN 1995)
                       (Reference 27.7103-6(e)

I.77   252.227-7019  VALIDATION OF ASSERTED RESTRICTIONS--COMPUTER SOFTWARE
                     (JUN 1995)
                     (Reference 27.7104(e)()

I.78   252.227-702S  LIMITATIONS ON THE USE OR DISCLOSURE OF
                     GOVERNMENT-FURNISHED INFORMATION MARKED WITH RESTRICTIVE LEGENDS (JUN 1995)
                     (Reference 27.7103-6(c)

I.79   252.227-7026  DEFERRED DELIVERY OF TECHNICAL DATA OR COMPUTER SOFTWARE
                     (APR 1988)
                     (Reference 27.7103-8(a)

I.60   252.227-7027  DEFERRED ORDERING OF TECHNICAL DATA OR COMPUTER SOFTWARE
                     (APR 1988)
                     (Reference 27.7103-8(b)

I.81   252.227-7030  TECHNICAL DATA--WITHHOLDING OF PAYMENT (OCT 1988)
                     (Reference 27.7103-6(f)

I.82   252.227-7034  PATENTS--SUBCONTRACTS (APR 1984)
                     (Reference 27.304-4)

I.83   252.227-7037  VALIDATION OF RESTRICTIVE MARKINGS ON TECHNICAL DATA
                     (NOV 1995)
                     (Reference 27.7102-3(c)

I.84   252.227-7039  PATENTS--REPORTING OF SUBJECT INVENTIONS (APR 1990)
                     (Reference 27.303(a))

I.85   252.231-7000  SUPPLEMENTAL COST PRINCIPLES (DEC 1991)
                     (Reference 31.100-70)

I.86   252.232-7006  REDUCTION OR SUSPENSION OF CONTRACT PAYMENTS UPON FINDING
                     OF FRAUD (AUG 1992)
                     (Reference 32.111-70)

I.87   252.235-7009  RESTRICTION ON PRINTING (DEC 1991)
                     (Reference 35.015-71(i)

I.88   2S2.235-7011  FINAL SCIENTIFIC OR TECHNICAL REPORT (MAY 1995)
                     (Reference 35.071(d))

I.89   252.245-7001  REPORTS OF GOVERNMENT PROPERTY (MAY 1994)
                     (Reference 45.505-14)

I.90   52.203-9      REQUIREMENT FOR CERTIFICATE OF PROCUREMENT
                     INTEGRITY--MODIFICATION (SEPT 1995)

                (a) Definitions. The definitions set forth in PAR 3.104-4 are hereby incorporated in this clause.

                (b) The Contractor agrees that it will execute the certification set forth in paragraph (c) of this clause when requested by the Contracting officer in connection with the execution of any modification of this contract.

                (c) Certification. An required in paragraph (b) of this clause, the officer or employee responsible for the modification proposal shall execute the following certification. The certification in paragraph (c)
        (2) of this clause is not required for a modification which procures commercial items.

          CERTIFICATE OF PROCUREMENT INTEGRITY--MODIFICATION (NOV 1990)

                (1) I, ___________________________ (Name of certifier) am the officer or employee responsible for the preparation of this modification proposal and hereby certify that, to the beat of my knowledge and belief, with the exception of any information described in this certification, I have no information concerning a violation or possible violation of subsection 27 (a), (b), (d) or (f) of the Office of Federal Procurement Policy Act, as amended+ (41 U.S.C. 423), (hereinafter referred to as 'the Act') , as implemented in the FAR, occurring during the conduct of this procurement __________________ (contract and modification number).

                (2) As required by subsection 27 (e) (1) (B) of the Act. I further certify that to the beet of my knowledge and belief, each officer, employee, agent, representative, and consultant of __________________________ (Name of Offeror) who has participated personally and substantially in the preparation or submission of this proposal has certified that he or she is familiar with, and will comply with, the requirements of subsection 27(a) of the Act, as implemented in the FAR, and will report immediately to me any information concerning a violation or possible violation of subsections 27(a), (b), (d), or (f) of the Act, an implemented in the, FAR, pertaining to this procurement.

                (3) Violations or possible violations: (continue on plain bond paper if necessary and label Certificate of Procurement Integrity--Modification (Continuation Sheet), ENTER 'NONE* IF NONE EXISTS)
        ________________________________________________________________________
        ________________________________________________________________________
        ________________________________________________________________________

        ________________________________________________________________________

        [Signature of the officer or employee responsible for the modification proposal and date]

        [Typed name of the officer or employee responsible for the modification proposal]

       *Subsections 27 (a), (b) , and (d) are effective on December 1, 1990.
        Subsection 27(f) is effective on June 1, 1991.

        THIS CERTIFICATION CONCERNS A MATTER WITHIN THE JURISDICTION OF AN AGENCY OF THE UNITED STATES AND THE MAKING OF A FALSE, FICTITIOUS, OR FRAUDULENT CERTIFICATION MAY RENDER THE MAKER SUBJECT TO PROSECUTION UNDER TITLE 18, UNITED STATES CODE, SECTION 1001.

                             (End of certification)

                (d) In making the certification in paragraph (2) of the certificate, the officer or employee of the competing Contractor responsible for the offer or bid, may rely upon a one-time certification from each individual required to submit a certification to the competing Contractor, supplemented by periodic training. These certifications shall be obtained at the earliest possible date after an individual required to certify begins employment or association with the Contractor. If a Contractor decides to rely on a certification executed prior to the suspension of section 27 (i.e., prior to December 1, 1989), the Contractor shall ensure that an individual who has so certified is notified that section 27 has been reinstated. These certifications shall be maintained by the Contractor for a period of 6 years from the date a certifying employee's employment with the company ends or, for an agency, representative, or consultant, 6 years from the date such individual ceases to act on behalf of the Contractor.

                (e) The certification required by paragraph (c) of this clause is a material representation of fact upon which reliance will be placed in executing this modification.

                                 (End of clause)

1.91   52.222-2      PAYMENT FOR OVERTIME PREMIUMS (JUL 1990)

                (a) The use of overtime is authorized under this contract if the overtime premium does not exceed 0 or the overtime premium is paid for work-

                        (1) Necessary to cope with emergencies such as those
                resulting from accidents, natural disasters, breakdowns of production equipment, or occasional production bottlenecks of a sporadic nature;

                        (2) By indirect-labor employees such as those performing
                duties in connection with administration, protection, transportation, maintenance, standby plant protection, operation of utilities, or accounting;

                        (3) To perform tests, industrial processes, laboratory
                procedures, loading or unloading of transportation conveyances, and operations in flight or afloat that are continuous in nature and cannot reasonably be interrupted or completed otherwise; or

                (4)  That will result in lower overall costs to the Government.

                (b) Any request for estimated overtime premiums that exceeds the amount specified above shall include all estimated overtime for contract completion and shall --

                        (1) Identify the work unit; e.g., department or section in which the requested overtime will be used, together with present workload, staffing, and other data of the affected unit sufficient to permit the Contracting Officer to evaluate the necessity for the overtime;

                        (2) Demonstrate the effect that denial of the request will have on the contract delivery or performance schedule;

                        (3) Identify the extent to which approval of overtime would affect the performance or payments in connection with other Government contracts, together with identification of each affected contract; and

                        (4) Provide reasons why the required work cannot be performed by using multishift operations or by employing additional personnel.

                                (End of Clause)


I.92   52.242-4      CERTIFICATION OF INDIRECT COSTS (OCT 1995)

                (a) The Contractor shall --

                        (1) Certify any proposal to establish or modify billing rates or to establish final indirect cost rates;

                        (2) Use the format in paragraph (c) of this clause to certify; and

                        (3) Have the certificate signed by an individual of the Contractor's organization at a level no lower than a vice president or chief financial officer of the business segment of the Contractor that submits the proposal.

                (b) Failure by the Contractor to submit a signed certificate, as described in this clause, shall result in payment of indirect costs at rates unilaterally established by the Government.

                (c)  The certificate of indirect costs shall read as follows:

                This is to certify that to the best of my knowledge and belief:

                         Certificate of Indirect Costs

                        1.  I have reviewed this indirect cost proposal;

                        2. All costs included in this proposal (identify proposal and date) to establish billing or final indirect costs rates for (identify period covered by rate) are allowable in accordance with the requirements of contracts to which they apply and with the cost principles of the Federal Acquisition Regulation (FAR) and its supplements applicable to those contracts;

                3. This proposal does not include any costs which are unallowable under applicable cost principles of the FAR or its supplements, including, but not limited to: advertising and public relations costs, contributions and donations, entertainment costs, fines and penalties, lobbying costs, defense of fraud proceedings, and goodwill; and

                4. All costs included in this proposal are properly allocable to Government contracts on the basis of a beneficial or causal relationship between the expenses incurred and the contracts to which they are allocated in accordance with applicable acquisition regulations.

                I declare under penalty of perjury that the foregoing is true and correct.

        Firm: ------------------------------------------------------------------

        Signature: -------------------------------------------------------------

        Name of Certifying Official: -------------------------------------------

        Title: -----------------------------------------------------------------

        Date of Execution: -----------------------------------------------------

                                 (End of clause)

1.93    252.225-7001 BUY AMERICAN ACT AND BALANCE OF PAYMENTS PROGRAM (JAN 1994)

                (a) Definitions. (1) "Components" means those articles, materials, and supplies directly incorporated into end products.

                        (2) "Qualifying country" means any country met forth in
                subsection 225.872-1 of the Defense PAR Supplement.

                        (3) "Qualifying country component" means an item mined,
                produced, or manufactured in a qualifying country.

                        (4) "End product" means those articles, materials, and
                supplies to be
        acquired for public use under the contract. For this contract, the end products are the line items to be delivered to the Government (including supplies to be acquired by the Government for public use in connection with service contracts, but excluding installation and other services to be performed after delivery).

                (5) "Domestic end product" means--

                        (i) An unmanufactured end product which has been mined
                or produced in the United States; or

                        (ii) An end product manufactured in the United States if
                the cost of its qualifying country components and its components which are mined, produced, or manufactured in the United States exceeds 50 percent of the cost of all its components. The cost of components shall include transportation costs to the place of incorporation into the end product and U.S. duty (whether or not a duty-free entry certificate may be issued). Consider a component to have been mined, produced, or manufactured in the United States (regardless of its source in fact) if the end product in which it is incorporated is manufactured in the United States and the component is of a class or kind--

                                (A) Determined to be not mined, produced, or
                        manufactured in the United States in sufficient and reasonably available commercial quantities and of a satisfactory quality, or

                                (B) Which the Secretary concerned determines
                        would be inconsistent with the public interest to apply the restrictions of the Buy American Act.

                (6) "Nonqualifying country end product, means an end product which is neither a domestic end product nor a qualifying country end product.

                (7) Qualifying country end product, means--

                        (i) An unmanufactured end product mined or produced in a
                qualifying country; or

                        (ii) An end product manufactured in a qualifying country
                if the cost of the components mined, produced, or manufactured in the qualifying country and its components mined, produced, or manufactured in the United States exceeds 50 percent of the cost of all its components.

                (b) This clause implements the Buy American Act (41 U.S.C. 10a-d) in a manner that will encourage a favorable international balance of payments by providing a preference to domestic end products over other end products, except for end products which are qualifying country end products.

                (c) The Contractor agrees that it will deliver only domestic end products unless, in its offer, it specified delivery of other end products in the Buy American Act and Balance of Payments Certificate or the Buy American Act--Trade Agreements--Balance of Payments Program Certificate. An offer certifying that a qualifying country end product will be supplied requires the Contractor to deliver a qualifying country end product or a domestic end product.

                (d) The offered price of nonqualifying country end products must include all applicable duty. Generally, when the Buy American Act is applicable, each nonqualifying country offer is adjusted for the purpose of evaluation by adding 50 percent of the offer, inclusive of duty,

                                 (End of clause)

1.94    252.225-7008 SUPPLIES TO BE ACCORDED DUTY-FREE ENTRY (DEC 1991)

                In accordance with paragraph (a) of the Duty-Free Entry clause and/or paragraph (b) of the Duty-Free Entry--Qualifying Country End Products and Supplies clause of this contract, the following supplies are accorded duty-free entry:

        ________________________________________________________________________
        ________________________________________________________________________
        ________________________________________________________________________
                                 (End of clause)

I.95    252.227-7036 CERTIFICATION OF TECHNICAL DATA CONFORMITY (MAY 1987)

                (a) All technical data delivered under this contract shall be accompanied by the following written certification;

                The Contractor, __________________, hereby certifies that, to the best of its knowledge and belief, the technical data delivered herewith under Contract No. ________________ is complete, accurate, and complies with all requirements of the contract. ___________________ Date ________________________ Name and Title of Certifying official This written certification shall be dated and the certifying official (identified by name and title) shall be duly authorized to bind the Contractor by the certification.

                (b) The Contractor shall identify, by name and title, each individual (official) authorized by the Contractor to certify in writing that the technical data is complete, accurate, and complies with all requirements of the contract. The Contractor hereby authorizes direct contact with the authorized individual responsible for certification of technical data. The authorized individual shall be familiar with the Contractor's technical data conformity procedures and their application to the technical data to be certified and delivered.

                (c) Technical data delivered under this contract may be subject to reviews by the Government during preparation and prior to acceptance. Technical data is also subject to reviews by the Government subsequent to acceptance. Such reviews may be conducted as a function ancillary to other reviews, such as in-process reviews or configuration audit reviews.

                                 (End of clause)

I.96    252.233-7000 CERTIFICATION OF CLAIMS AND REQUESTS FOR ADJUSTMENT OR
                     RELIEF (MAY 1994)

                (a) Any contract claim, request for equitable adjustment to contract terms, request for relief under Pub. L. 85-804, or other similar request exceeding $100.000 shall bear, at the time of submission, the following certificate given by an individual who has knowledge of the basis of the claim or request, knowledge of the accuracy and completeness of the supporting data, and knowledge of the claim or request:

                I certify that the claim is made in good faith, that the supporting data are accurate and complete to the beat of my knowledge and belief; that the amount requested accurately reflects the contract adjustment for which the Contractor believes the Government is liable; and that I am duly authorized to certify the claim on behalf of the Contractor.

                         ______________________________
                                (Official's Name)

                         ______________________________
                                     (Title)

                (b) The certification in paragraph (a) of this clause requires full disclosure of all relevant facts, including cost and pricing data.

                (c) The certification requirement in paragraph (a) of this clause does not apply to:

                        (1) Requests for routine contract payments; for example,
                those for payment for accepted supplies and services, routine vouchers under cost-reimbursement type contracts, and progress payment invoices; or

                        (2) Final adjustments under incentive provisions of
                contracts.

                (d) In those situations where no claim certification for the purposes of 10 U.S.C. 2410e has been submitted prior to the inception of a contract dispute, a single certification, using the language prescribed by the Contract Disputes Act (41 U.S.C. 601 et seq.) but signed by an individual who is authorized to bind the contractor and who has knowledge of the basis of the claim or request, knowledge of the accuracy and completeness of the supporting data, and knowledge of the claim or request, will satisfy the certification requirements of both statutes.

                (e) If this is a request for equitable adjustment under a substantially completed contract or a completed contract, the certification will be expanded to include the following:

                This claim includes only costs for performing the alleged change, and does not include any costs which have already been reimbursed or which have been separately claimed. All indirect costs claimed are properly allocable to the alleged change in accordance with applicable acquisition regulations. I am aware that the submission of a false claim to the Government can result in the assessment of significant criminal and civil penalties and fines.

                                 (End of clause)

1.97    252.235-7010 ACKNOWLEDGMENT OF SUPPORT AND DISCLAIMER (MAY 1995)

                (a) The Contractor shall include an acknowledgment of the Government support in the publication of any material based on or developed under this contract, stated in the following terms: This material is based upon work supported by the _____ (name of contracting agency(ies))_____ under Contract No.____ (Contracting agency(ies) contract number(s))_____.

                (b) All material, except scientific articles or papers published in scientific journals, must, in addition to any notices or disclaimers by the contractor, also contain the following disclaimer: Any opinions, findings and conclusions or recommendations expressed in this material are those of the author(s) and do not necessarily reflect the views of the _____ (name of contracting agency(ies))____.

                                 (End of clause)

I.98    252.247-7023 TRANSPORTATION OF SUPPLIES BY SEA (NOV 1995)


                (a) Definition. As used in this clause--

                        (1) "Components" means articles. materials, and supplies
                incorporated directly into end products at any level of manufacture, fabrication, or assembly by the Contractor or any subcontractor.

                        (2) "Department of Defense (DoD)" means the Army, Navy,
                Air Force, marine Corps. and defense agencies.

                        (3) "Foreign flag vessel" means any vessel that is not a
                U.S.-flag vessel.

                        (4) "Ocean transportation" means any transportation
                aboard a ship, vessel, boat, barge, or ferry through international waters.

                        (5) Subcontractor means a supplier, materialman,
                distributor, or vendor at any level below the prime contractor whose contractual obligation to perform results from, or is conditioned upon, award of the prime contract and who is performing any part of the work or other requirement of the prime contract. However, effective May 1, 1996, the term does not include a supplier, materialman, distributor, or vendor of commercial items or commercial components.

                        (6) "Supplies" means all property, except land and
                interests in land, that is clearly identifiable for eventual use by or owned by the DoD at the time of transportation by sea.

                                (i) An item is clearly identifiable for eventual
                        use by the DoD if, for example, the contract documentation contains a reference to a DoD contract number or a military destination.

                                (ii) Supplies includes (but is not limited to)
                        public works; buildings and facilities; ships; floating equipment and vessels of every character, type, and description, with parts, subassemblies, accessories, and equipment; machine tools; material; equipment; stores of all kinds; and items; construction materials; and components of the foregoing.

                        (7) "U.S.-flag vessel" means a vessel of the United
                States or belonging to the United States, including any vessel registered or having national status under the laws of the United States.

                (b) The Contractor shall employ U.S.-flag vessels in the transportation by sea of any supplies to be furnished in the performance of this contract. The Contractor and its subcontractors may request that the Contracting officer authorize shipment in foreign-flag vessels, or designate available U.S.-flag vessels, if the Contractor or a subcontractor believes that--

                        (1) U.S.-flag vessels are not available for timely
                shipment;

                        (2) The freight charges are inordinately excessive or
                unreasonable; or

                        (3) Freight charges are higher than charges to private
                persons for transportation of like goods.

                (c) The Contractor must submit any request for use of other than U.S.flag vessels in writing to the Contracting Officer at least 45 days prior to the sailing date necessary to meet its delivery schedules. The Contracting Officer will process requests submitted after ouch date(s) as expeditiously as possible, but the Contracting Officer's failure to grant approval to meet the shipper's sailing date will not of itself constitute a compensable delay under this or any other clause of this contract. Requests shall contain at a minimum--

                        (1) Type, weight, and cube of cargo;

                        (2) Required shipping date;

                        (3) Special handling and discharge requirements;

                        (4) Loading and discharge points;

                        (5) Name of shipper and consignee;

                        (6) Prime contract number; and

                        (7) A documented description of efforts made to secure
                U.S.-flag vessels, including points of contact (with names and telephone numbers) with at least two U.S.-flag carriers contacted. Copies of telephone notes, telegraphic and facsimile message or letters will be sufficient for this purpose.

                (d) The Contractor shall, within 30 days after each shipment covered by this clause, provide the Contracting Officer and the Division of National Cargo, Office of Market Development, Maritime Administration, U.S. Department of Transportation, Washington, DC 20590, one copy of the rated on board vessel operating carrier's ocean bill of lading, which shall contain the following information--

                        (1) Prime contract number;

                        (2) Name of vessel,

                        (3) Vessel flag of registry;

                        (4) Date of loading;

                        (5) Port of loading;

                        (6) Port of final discharge;

                        (7) Description of commodity;

                        (8) Gross weight in pounds and cubic feet if available;

                        (9) Total ocean freight in U.S. dollars; and

                        (10) Name of the steamship company.

                (e) The Contractor agrees to provide with its final invoice under this contract a representation that to the beat of its knowledge and belief--

                        (1) No ocean transportation was used in the performance
                of this contract;

                        (2) Ocean transportation was used and only U.S.-flag
                vessels were used for all ocean shipments under the contract;

                        (3) Ocean transportation was used, and the Contractor
                had the written consent of the Contracting Officer for all non-U.S.-flag ocean transportation; or

                        (4) Ocean transportation was used and some or all of the
                shipments were made on non-U.S.-flag vessels without the written consent of the Contracting Officer. The Contractor shall describe these shipments in the following format:

                        Item                Contract
                     Description            Line Items             Quantity
Total........

                (f) If the final invoice does not include the required representation, the Government will reject and return it to the Contractor as an improper invoice for the purposes of the Prompt Payment clause of this contract. In the event there has been unauthorized use of non-U.S.-flag vessels in the performance of this contract, the Contracting officer is entitled to equitably adjust the contract, based on the unauthorized use.

                (g) The Contractor shall include this clause, including this paragraph (g) in all subcontracts under this contract, which exceed the simplified acquisition threshold in Part 13 of the Federal Acquisition Regulation (End of clause)

I.99    252.247-7024 NOTIFICATION OF TRANSPORTATION OF SUPPLIES BY SEA
                     (NOV 1995)

                (a) The Contractor has indicated by the response to the solicitation provision, Representation of Extent of Transportation by Sea, that it did not anticipate transporting by sea any supplies. If. however, after the award of this contract, the Contractor learns that supplies, as defined in the Transportation of Supplies by Sea clause of this contract, will be transported by sea, the Contractor---

                        (1) Shall notify the Contracting Officer of that fact;
                and

                        (2) Hereby agrees to comply with all the terms and
                conditions of the

                Transportation of Supplies by Sea clause of this contract.

                (b) The Contractor shall include this clause, including this paragraph lb) , revised as necessary to reflect the relationship of the contracting parties, in all subcontracts hereunder, except (effective May 1, 1996) subcontracts for the acquisition of commercial items or components.

                                 (End of clause)

                                               END OF SECTION I

                                   SECTION J
                              LIST OF ATTACHMENTS


J.1  EXHIBITS

     Exhibit A - DD form 1423, Contract Data Requirements List (CDRL), A001 through A003.

     a. A001, Scientific and Technical Reports, DI-MISC-80711, 88/12/02, 1 page

     b. A002, R&D Status Report, DI-A-3002A, 85/01/15, 2 pages

     c. A003, Funds and Man-Hour Expenditure Report, DI-FNCL-80331, dated 87/02/27, 5 pages.

J.2  ATTACHMENTS

     Attachment 1 - SF 3881 ACH Vendor/Miscellaneous Payment Enrollment Form (Rev 12/90)

     Attachment 2 - Statement of Work

================================================================================================================================
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                         1. CONTRACT ID CODE                 PAGE OF PAGES
                                                                                      U                          1       2
---------------------------------------------------------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.      3. EFFECTIVE DATE      4. REQUISITION/PURCHASE REQ. NO.      5. PROJECT NO. (if applicable)
            P00001                      04/30/97                   HJ1500-7076-0310                    MMPRT-LOG-97-11
---------------------------------------------------------------------------------------------------------------------------------
6. ISSUED BY                     CODE DKO-I               7. ADMINISTERED BY                       CODE
                                                             (if other than Item 6)

            DIRECTORATE OF CONTRACTING
            ATTN: ATZS-DKO-I
            POST OFFICE BOX 12748
            FORT HUACHUCA AZ 85670-2748
            WESSELEEN STOOKESBERRY   C24 (520) 538-0416
---------------------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR                        Vendor ID: 00059424     (X)     9A. AMENDMENT OF SOLICITATION NO.
   (No., street, county, State and ZIP Code)
                                                                                       ------------------------------------------
                PARTNET INC.                                                             9B. DATED (SEE ITEM 11)
                505 WAKARA WAY
                SALT LAKE CITY UT 84108                                                ------------------------------------------
                                                                                         10A. MODIFICATION OF CONTRACT/ORDER NO.

                                                                                  X           DABT63-96-C-0089
                                                                                       ------------------------------------------
                                                                                         10B. DATED (SEE ITEM 13)

                                                                                              9/25/96
---------------------------------------------------------------------------------
CODE           07SP3                             FACILITY CODE
---------------------------------------------------------------------------------------------------------------------------------
                                   11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
---------------------------------------------------------------------------------------------------------------------------------
[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers [ ] is extended, [ ] is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning _____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment number. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT
THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by
virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
---------------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required)                                      Mod Obligated Amount US  $1,000,000.00
                              AC:97704005107007P751.01USL.OAPCERT70DOCMMPRT60G9711S331810000000000
---------------------------------------------------------------------------------------------------------------------------------
                                13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                  IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
---------------------------------------------------------------------------------------------------------------------------------
 (X)  A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT
         ORDER NO. IN ITEM 10A.

---------------------------------------------------------------------------------------------------------------------------------
      B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
---------------------------------------------------------------------------------------------------------------------------------
      C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

---------------------------------------------------------------------------------------------------------------------------------
      D. OTHER (Specify type of modification and authority)
  X       51.232.22, LIMITATION OF FUNDS, UNILATERAL
---------------------------------------------------------------------------------------------------------------------------------
E. IMPORTANT: Contractor [X] is not, [ ] is required to sign this document and return ______ copies to the issuing office.
---------------------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

                THE PURPOSE OF THIS MODIFICATION IS AS FOLLOWS:

                A. TO INCREMENTALLY FUND AND OBLIGATE FUNDS. THE OBLIGATED AMOUNT IS INCREASED:

                BY: $1,000,000.00    FROM: $756,000.00    TO: $1,756,000.00

                B. To transfer the Government contract administration as follows:

Except as provided herein, all terms and conditions of the documents referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
---------------------------------------------------------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)                         16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
                                                                           GLORIA A. BICKLER             C12
---------------------------------------------------------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                         15C. DATE SIGNED      16B. UNITED STATES OF AMERICA          16C. DATE SIGNED

     ----------------------------------------                              BY /s/ GLORIA A. BICKLER               4/1/97
     (Signature of person authorized to sign)                                 ----------------------------------
                                                                              (Signature of Contracting Officer)
=================================================================================================================================
N5N 7540-01-152-8070                                                                                STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION UNUSABLE                                                                           Prescribed by GSA
                                                                                                    FAR(48 CFR)53.243
                                                             30-105

                                                 SF 30 CONTINUATION SHEET

     FROM: GLORIA BICKLER     TO: WESSELEEN STOOKESBERRY

     C. REMOVE PAGE G-2 AND INSERT REVISED PAGE G-2. CHANGES ARE DENOTED BY A VERTICAL LINE IN THE LEFT MARGIN.

                          CONTRACT ADMINISTRATION DATA

G.2  CONTRACT ADMINISTRATION DATA

Bidders/offerors office which will receive payment, supervise, and administer resulting contract:

               PartNet Inc.
               505 Wakara Way
               Salt Lake City, UT 84108
               Telephone Number: (601) 581-5340

G.3  GOVERNMENT CONTRACT ADMINISTRATOR

Administration of this contract shall be performed by:

               Directorate of Contracting
               ATTN: ATZS-DKO-I
               Post Office Box 748
               Fort Huachuca Arizona 85613-0748
               Point of Contact: Wesseleen Stookesberry
               Telephone Number: (520) 538-1418

G.4  ACCOUNTING CLASSIFICATION

AA 9760400510900004P7510100000.25.160EAT600DOC00MPRTLOG9660000S33181 in the
amount of $600,000. These funds are anticipated to be sufficient for performance of CLINs 0001 through 0004 from award date through April 30, 1997.

AB AA1761804.12UB00068939000000688922D00PNIS0800068939602597Q0000000 in the
amount $156,000. These funds are anticipated to be sufficient for performance of CLINs 0001 through 0004 from award date through April 30, 1997.

AC 97704005107007P751.01USL.OAPCERT70DOCMMPRT60G9711S331810000000000 in the
amount of $1,000,000.00. These funds are anticipated to be sufficient for performance of CLINs 0001 through 0004 from award date through April 30, 1998.

G.5 INCREMENTAL FUNDING

Of the total price of CLINs 0001 through 0004, the sum of $1,756,000 is available for payment and allotted to this contract. It is anticipated that from time to time additional funds will be allotted to this contract until the total price of the contract is fully funded. It is contemplated that funds presently allotted to this contract will cover the work to be performed through 30 April 1998. Accordingly, the contractor is working at his own risk if he expends funds beyond those currently allotted to the contract at any given time.

================================================================================================================================
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                         1. CONTRACT ID CODE                 PAGE OF PAGES
                                                                                      U                          1       2
---------------------------------------------------------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.      3. EFFECTIVE DATE      4. REQUISITION/PURCHASE REQ. NO.      5. PROJECT NO. (if applicable)
            P00001                      04/30/98                   HJ1500-7076-0310                    MMPRT-LOG-97-11
---------------------------------------------------------------------------------------------------------------------------------
6. ISSUED BY                     CODE DKO-I               7. ADMINISTERED BY                       CODE
                                                             (if other than Item 6)

             DIRECTORATE OF CONTRACTING
             ATTN: ATZS-DKO-I
             POST OFFICE BOX 12748
             FORT HUACHUCA AZ 85670-2748
             WESSELEEN STOOKESBERRY   C24 (520) 538-0416
---------------------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR                        Vendor ID: 00059424     (X)     9A. AMENDMENT OF SOLICITATION NO.
   (No., street, county, State and ZIP Code)
                                                                                       ------------------------------------------
                PARTNET INC.                                                             9B. DATED (SEE ITEM 11)
                505 WAKARA WAY
                SALT LAKE CITY UT 84108                                                ------------------------------------------
                                                                                         10A. MODIFICATION OF CONTRACT/ORDER NO.

                                                                                  X           DABT63-96-C-0089
                                                                                       ------------------------------------------
                                                                                         10B. DATED (SEE ITEM 13)

                                                                                              9/25/96
---------------------------------------------------------------------------------
CODE           07SP3                             FACILITY CODE
---------------------------------------------------------------------------------------------------------------------------------
                                   11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
---------------------------------------------------------------------------------------------------------------------------------
[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers [ ] is extended, [ ] is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning _____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment number. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT
THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by
virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
---------------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required)                                      Mod Obligated Amount US  $1,000,000.00
                              AC:97704005107007P751.01USL.OAPCERT70DOCMMPRT60G9711S331810000000000
---------------------------------------------------------------------------------------------------------------------------------
                                13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                  IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
---------------------------------------------------------------------------------------------------------------------------------
 (X)  A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT
         ORDER NO. IN ITEM 10A.

---------------------------------------------------------------------------------------------------------------------------------
      B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
---------------------------------------------------------------------------------------------------------------------------------
      C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

---------------------------------------------------------------------------------------------------------------------------------
      D. OTHER (Specify type of modification and authority)
  X       52.232.22, LIMITATION OF FUNDS, UNILATERAL
---------------------------------------------------------------------------------------------------------------------------------
E. IMPORTANT: Contractor [X] is not, [ ] is required to sign this document and return ______ copies to the issuing office.
---------------------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

                THE PURPOSE OF THIS MODIFICATION IS AS FOLLOWS:

                A. TO INCREMENTALLY FUND AND OBLIGATE FUNDS. THE OBLIGATED AMOUNT IS INCREASED:

                BY: $1,000,000.00    FROM: $756,000.00    TO: $1,756,000.00

                B. To transfer the Government contract administration as follows:

Except as provided herein, all terms and conditions of the documents referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
---------------------------------------------------------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)                         16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
                                                                           GLORIA A. BICKLER             C12
---------------------------------------------------------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                      15C. DATE SIGNED         16B. UNITED STATES OF AMERICA          16C. DATE SIGNED

     ----------------------------------------                              BY /s/ GLORIA A. BICKLER               4/1/97
     (Signature of person authorized to sign)                                 ----------------------------------
                                                                              (Signature of Contracting Officer)
=================================================================================================================================
NSN 7540-01-152-8070                                                                                STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION UNUSABLE                                                                           Prescribed by GSA
                                                             30-105                                 FAR(48 CFR)53.243

                            SF 30 CONTINUATION SHEET

FROM: GLORIA BICKLER               TO: WESSELEEN STOOKESBERRY

     C. REMOVE PAGE G-2 AND INSERT REVISED PAGE G-2. CHANGES ARE DENOTED BY A VERTICAL LINE IN THE LEFT MARGIN.

                          CONTRACT ADMINISTRATION DATA

G.2  CONTRACT ADMINISTRATION DATA

Bidders/offerors office which will receive payment, supervise, and administer resulting contract:

               PartNet Inc.
               505 Wakara Way
               Salt Lake City, UT 84108
               Telephone Number: (601) 581-5340

G.3  GOVERNMENT CONTRACT ADMINISTRATOR

Administration of this contract shall be performed by:

               Directorate of Contracting
               ATTN: ATZS-DKO-I
               Post Office Box 748
               Fort Huachuca Arizona 85613-0748
               Point of Contact: Wesseleen Stookesberry
               Telephone Number: (520) 538-1418

G.4  ACCOUNTING CLASSIFICATION

AA 9760400510900004P7510100000.25.160EAT600DOC00MPRTLOG9660000S33181 in the
amount of $600,000. These funds are anticipated to be sufficient for performance of CLINs 0001 through 0004 from award date through April 30, 1997.

AB AA1761804.12UB00068939000000688922D00PNIS0800068939602597Q0000000 in the
amount $156,000. These funds are anticipated to be sufficient for performance of CLINs 0001 through 0004 from award date through April 30, 1997.

AC 97704005107007P751.01USL.0APCERT70DOCMMPRT60G9711S331810000000000 in the
amount of $1,000,000.00. These funds are anticipated to be sufficient for performance of CLINs 0001 through 0004 from award date through April 30, 1998.

G.5 INCREMENTAL FUNDING

Of the total price of CLINs 0001 through 0004, the sum of $1,756,000 is available for payment and allotted to this contract. It is anticipated that from time to time additional funds will be allotted to this contract until the total price of the contract is fully funded. It is contemplated that funds presently allotted to this contract will cover the work to be performed through 30 April 1998. Accordingly, the contractor is working at his own risk if he expends funds beyond those currently allotted to the contract at any given time.

================================================================================================================================
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                         1. CONTRACT ID CODE                 PAGE OF PAGES
                                                                                      U                          1       2
---------------------------------------------------------------------------------------------------------------------------------
1. AMENDMENT/MODIFICATION NO.      3. EFFECTIVE DATE      4. REQUISITION/PURCHASE REQ. NO.      5. PROJECT NO. (if applicable)
            P00002                      07/19/97                   HJ1500-7197-0360                    MMPRT-LOG-97-27
---------------------------------------------------------------------------------------------------------------------------------
6. ISSUED BY                CODE        DKO-I             7. ADMINISTERED BY                       CODE
                                                             (if other than Item 6)

                DIRECTORATE OF CONTRACTING
                ATTN: ATZS-DKO-I
                POST OFFICE BOX 12748
                FORT HUACHUCA AZ 85670-2748
                WESSELEEN STOOKESBERRY   C24 (520) 538-0416
---------------------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR                        Vendor ID: 00059424     (X)     9A. AMENDMENT OF SOLICITATION NO.
   (No., street, county, State and ZIP Code)
                                                                                       ------------------------------------------
                PARTNET INC.                                                             9B. DATED (SEE ITEM 11)
                505 WAKARA WAY
                SALT LAKE CITY UT 84108                                                ------------------------------------------
                                                                                         10A. MODIFICATION OF CONTRACT/ORDER NO.

                                                                                  X           DABT63-96-C-0089
                                                                                       ------------------------------------------
                                                                                         10B. DATED (SEE ITEM 13)

                                                                                              9/25/96
---------------------------------------------------------------------------------
CODE           07SP3                             FACILITY CODE
---------------------------------------------------------------------------------------------------------------------------------
                                   11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
---------------------------------------------------------------------------------------------------------------------------------
[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers [ ] is extended, [ ] is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning _____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS
PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
---------------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required)                                      Mod Obligated Amount US $480,000.00
                              AC:97704005107007P751.01USL25.16ERT7S3318100MMPRTLOG9727000000000000                  EFT: T
---------------------------------------------------------------------------------------------------------------------------------
                                13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                  IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
---------------------------------------------------------------------------------------------------------------------------------
 (X)  A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT
         ORDER NO. IN ITEM 10A.
---------------------------------------------------------------------------------------------------------------------------------
      B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
---------------------------------------------------------------------------------------------------------------------------------
      C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
---------------------------------------------------------------------------------------------------------------------------------
      D. OTHER (Specify type of modification and authority)
  X       IAW FAR 52.232-0022 Limitation of Funds Unilateral
---------------------------------------------------------------------------------------------------------------------------------
      E. IMPORTANT: Contractor [X] is not, [ ] is required to sign this document and return ______ copies to the issuing office.
---------------------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

                The purpose of this modification is to provide incremental funding IAW  FAR
                52.232-0022, Limitation of Funds.

                a. Funds are increased:

                   BY: $480,000.00 FROM: $1,756,000.00 TO: $2,236,000.00

                   It is anticipated that the funds allotted will cover the work to be performed through 30 April 1998.

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
---------------------------------------------------------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)                         18A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
                                                                           TONI L. DAVIES                C18
---------------------------------------------------------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                      15C. DATE SIGNED         19B. UNITED STATES OF AMERICA          18C. DATE SIGNED

     ----------------------------------------                              BY /s/ TONI L. DAVIES                  7/23/97
     (Signature of person authorized to sign)                                 ----------------------------------
                                                                              (Signature of Contracting Officer)
=================================================================================================================================
NSN 7540-01-152-8070                                                                                STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION UNUSABLE                                                                           Prescribed by GSA
                                                             30-105                                 FAR(48 CFR)53.243

                                                        SF 30 CONTINUATION SHEET

      b.    Funds Status:

                                    Total                     Total                  Total
                                    Value                     Obligated              Unfunded
                                    Amount                    Amount                 Amount
            Basic

              CLINs 0001-0004       $3,161,986.00             $  756,000.00           $2,405,986.00

            P00001

              CLINs 0001-0004       $3,161,986.00             $1,000,000.00           $1,405,986.00

            P00002

              CLINs 0001-0004       $3,161,986.00             $  480,000.00           $  925,986.00

      c.    Remove page(s) G-2 through G-3 and insert revised page(s) G-2 thru
G-3.

      d. Changes are denoted by a vertical line in the left margin of each page.

      e.    All other terms and conditions remain unchanged.

                                   SECTION G
                          CONTRACT ADMINISTRATION DATA

G.2  CONTRACT ADMINISTRATION DATA

Bidders/offerors office which will receive payment, supervise, and administer resulting contract:

               PartNet Inc.
               505 Wakara Way
               Salt Lake City, UT 84108
               Telephone Number: (601) 581-5340

G.3  GOVERNMENT CONTRACT ADMINISTRATOR

Administration of this contract shall be performed by:

               Directorate of Contracting
               ATTN: ATZS-DKO-I
               Post Office Box 748
               Fort Huachuca Arizona 85613-0748
               Point of Contact: Wesseleen Stookesberry
               Telephone Number: (520) 538-0416

G.4  ACCOUNTING CLASSIFICATION

AA 9760400510900004P7510100000.25.160EAT600DOC00MPRTLOG9660000S33181 in the
amount of $600,000. These funds are anticipated to be sufficient for performance of CLINs 0001 through 0004 from award date through April 30, 1997.

AB AA1761804.12UB00068939000000688922D00PNIS0800068939602597Q0000000 in the
amount $156,000. These funds are anticipated to be sufficient for performance of CLINs 0001 through 0004 from award date through April 30, 1997.

AC 97704005107007P751.01USL.OAPCERT70D0CMMPRT60G9711S331810000000000 in the
amount of $1,000,000.00. These funds are anticipated to be sufficient for performance of CLINs 0001 through 0004 from award date through April 30, 1998.


AD 97704005107007P751.01USL25.16ERT7S3318100MMPRTLOG9727000000000000 in the
amount of $480,000.00. These funds are anticipated to be sufficient for performance of CLINs 0001 through 0004 from award date through April 30, 1998.

                                   SECTION G
                          CONTRACT ADMINISTRATION DATA

G.5 INCREMENTAL FUNDING

Of the total price of CLINs 0001 through 0004, the sum of $2,236,000.00 is available for payment and allotted to this contract. It is anticipated that from time to time additional funds will be allotted to this contract until the total price of the contract is fully funded. It is contemplated that funds presently allotted to this contract will cover the work to be performed through April 30, 1998. Accordingly, the contractor is working at his own risk if he expends funds beyond those currently allotted to the contract at any given time.


G.6 ACQUISITION OF COMPUTER EQUIPMENT AND RELATED ITEMS

Equipment and supplies that cost $2,500 or more per item must be acquired competitively, and will require Contracting Officer approval prior to finalizing the purchase. The Contractor's written request shall list the following information: The proposed Contractor's name, address and telephone number, business size, cost of each item, shipping (if applicable), and total cost of the order. If item(s) are not available competitively, the Contractor shall submit a sole source justification with the request. This information can be faxed (520-538-0415) or emailed bicklerg%hua1@huachuca-emh11.army.mil) to the Contact Specialist at the Fort Huachuca Directorate of Contracting.


                                END OF SECTION G

================================================================================================================================
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                         1. CONTRACT ID CODE                 PAGE OF PAGES
                                                                                      U                          1       2
---------------------------------------------------------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.      3. EFFECTIVE DATE      4. REQUISITION/PURCHASE REQ. NO.      5. PROJECT NO. (if applicable)
            P00003                      11/06/97
---------------------------------------------------------------------------------------------------------------------------------
6. ISSUED BY                CODE        DKO-I             7. ADMINISTERED BY                       CODE
                                                             (if other than Item 6)

                DIRECTORATE OF CONTRACTING
                ATTN: ATZS-DKO-I
                POST OFFICE BOX 12748
                FORT HUACHUCA AZ 85670-2748
                WESSELEEN STOOKESBERRY   C24 (520) 538-0416
---------------------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR                        Vendor ID: 00059424     (X)     9A. AMENDMENT OF SOLICITATION NO.
   (No., street, county, State and ZIP Code)
                                                                                       ------------------------------------------
                PARTNET INC.                                                             9B. DATED (SEE ITEM 11)
                505 WAKARA WAY
                SALT LAKE CITY UT 84108                                                ------------------------------------------
                                                                                         10A. MODIFICATION OF CONTRACT/ORDER NO.

                                                                                  X           DABT63-96-C-0089
                                                                                       ------------------------------------------
                                                                                         10B. DATED (SEE ITEM 13)

                                                                                              09/11/96
---------------------------------------------------------------------------------
CODE           07SP3                             FACILITY CODE
---------------------------------------------------------------------------------------------------------------------------------
                                   11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
---------------------------------------------------------------------------------------------------------------------------------
[ ] The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers [ ] is extended, [ ] is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning _____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT
THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by
virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
---------------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATE (if required)
                              AD:97704005107007P751.01USL25.16ERT7S3318100MMPRTLOG9727000000000000          EFT: T
---------------------------------------------------------------------------------------------------------------------------------
                                13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                  IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
---------------------------------------------------------------------------------------------------------------------------------
 (X)  A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT
         ORDER NO. IN ITEM 10A.

---------------------------------------------------------------------------------------------------------------------------------
      B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office,
  X      appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
---------------------------------------------------------------------------------------------------------------------------------
      C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

---------------------------------------------------------------------------------------------------------------------------------
      D. OTHER (Specify type of modification and authority)

---------------------------------------------------------------------------------------------------------------------------------
      E. IMPORTANT: Contractor [X] is not, [ ] is required to sign this document and return ______ copies to the issuing office.
---------------------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.

                THE PURPOSE OF THIS MODIFICATION IS CHANGED THE PROGRAM MANAGER:

                FROM: JOHN GEER TO: STEVE BOWEN

                a. REMOVE PAGE H-1 AND INSERT REVISED PAGE H-1. CHANGES ARE DENOTED BY A
                VERTICAL LINE IN THE LEFT MARGIN.

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
---------------------------------------------------------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)                         16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
                                                                           GLORIA A. BICKLER             C12
---------------------------------------------------------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                       15C. DATE SIGNED        16B. UNITED STATES OF AMERICA              16C. DATE SIGNED

     ----------------------------------------                              BY /s/ GLORIA A. BICKLER                   11/7/97
     (Signature of person authorized to sign)                                 ---------------------
                                                                              (Signature of Contracting Officer)
=================================================================================================================================
N5N 7540-01-152-8070                                                                                STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION UNUSABLE                                                                           Prescribed by GSA
                                                             30-105                                 FAR (48 CFR) 53.243

                                                        SF 30 CONTINUATION SHEET


RECAP:            TOTAL             TOTAL             TOTAL
                  VALUE             OBLIGATED         UNFUNDED
                  AMOUNT            AMOUNT            AMOUNT
BASIC             $3,161,986.00     $  756,000.00     $2,405,986.00

P00001            $3,161,986.00     $1,000,000.00     $1,405,986.00

P00002            $3,161,986.00     $  480,000.00     $  925,986.00

P00003            $3,161,986.00     $       00.00     $  925,986.00

TOTALS            $3,161,986.00     $2,236,000.00     $  925,986.00

                                   SECTION H
                         SPECIAL CONTRACT REQUIREMENTS

H.1   PERMITS, TAXES, LICENSES, ORDINANCES AND REGULATIONS

The Contractor shall at his own expense obtain all necessary permits, give all notices, pay all license fees and taxes, comply with all Federal, State, Municipal, County, and local board of Health ordinances, rules, and regulations applicable to the business carried on under this contract and be responsible for all applicable State Sales and Use Taxes

H.2   KEY PERSONNEL REQUIREMENTS

      a. Certain skilled/experienced professional and/or technical personnel are essential for successful contractor accomplishment of the work to be performed under this contract. These are defined as key personnel and are those individuals identified as follows:

      b. The contractor agrees that key personnel shall not be removed from the contract work or replaced without compliance with the following:

PROGRAM MANAGER:  Steve Bowen

            (1) If one or more of the key personnel for whatever reason becomes, or is expected to become unavailable for work under this contract for a continuous period exceeding 30 work days, or is expected to devote substantially less effort to the work than indicated in the proposal as initially anticipated, the contractor shall promptly notify the Contracting Officer at the address specified in Section G, in the paragraph entitled "GOVERNMENT CONTRACT ADMINISTRATOR". Upon concurrence of the Contracting Officer or his authorized representative, the contractor shall promptly replace such personnel with personnel of at least substantially equal ability and qualifications.

            (2) All requests for approval of substitutions hereunder must be in writing and provide a detailed explanation of the circumstances necessitating the proposed substitution(s). They must contain a complete resume for the proposed substitution. The Contracting Officer or designated representative will evaluate such requests and promptly notify the contractor of his approval or disapproval thereof in writing.

H.3 TRAVEL AND PER DIEM

Travel and per diem required by the Contractor in performance of this contract shall be reimbursed in accordance with Volume II of the Joint Travel Regulation. The Contractor agrees to use the most economical method of travel available. Request(s) to travel will be reviewed and approved by the Contracting Officer's Representative prior to traveling.

================================================================================================================================
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                         1. CONTRACT ID CODE                 PAGE OF PAGES
                                                                                      U                          1       2
---------------------------------------------------------------------------------------------------------------------------------
1. AMENDMENT/MODIFICATION NO.      3. EFFECTIVE DATE      4. REQUISITION/PURCHASE REQ. NO.      5. PROJECT NO. (if applicable)
            P00004                      03/19/98                   HJ1500-8063-0619                    MMPRT-LOG-98-17
---------------------------------------------------------------------------------------------------------------------------------
6. ISSUED BY                CODE        DKO-I             7. ADMINISTERED BY                       CODE
                                                             (if other than Item 6)

                DIRECTORATE OF CONTRACTING
                ATTN: ATZS-DKO-I
                POST OFFICE BOX 12748
                FORT HUACHUCA AZ 85670-2748
                WESSELEEN STOOKESBERRY   C24 (520) 538-0416
---------------------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR                        Vendor ID: 00059424     (X)     9A. AMENDMENT OF SOLICITATION NO.
   (No., street, county, State and ZIP Code)
                                                                                       ------------------------------------------
                PARTNET INC.                                                             9B. DATED (SEE ITEM 11)
                505 WAKARA WAY
                SALT LAKE CITY UT 84108                                                ------------------------------------------
                                                                                         10A. MODIFICATION OF CONTRACT/ORDER NO.

                                                                                  X           DABT63-96-C-0089
                                                                                       ------------------------------------------
                                                                                         10B. DATED (SEE ITEM 13)

                                                                                              9/11/96
---------------------------------------------------------------------------------
CODE           07SP3                             FACILITY CODE
---------------------------------------------------------------------------------------------------------------------------------
                                   11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
---------------------------------------------------------------------------------------------------------------------------------
[ ] The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers [ ] is extended, [ ] is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning _____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment number. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT
THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by
virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
---------------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (if required)                                      Mod Obligated Amount US  $925,986.00
                              AE:97804005107007P791.98USC2527APC00ERT800S33181000MMPRTLOG981700000                   EFT: T
---------------------------------------------------------------------------------------------------------------------------------
                                13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                  IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
---------------------------------------------------------------------------------------------------------------------------------
 (X)  A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT
         ORDER NO. IN ITEM 10A.
---------------------------------------------------------------------------------------------------------------------------------
      B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
---------------------------------------------------------------------------------------------------------------------------------
      C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
---------------------------------------------------------------------------------------------------------------------------------
      D. OTHER (Specify type of modification and authority)
  X       IAW FAR 52.232-0022, LIMITATION OF FUNDS, UNILATERAL
---------------------------------------------------------------------------------------------------------------------------------
      E. IMPORTANT: Contractor [X] is not, [ ] is required to sign this document and return ______ copies to the issuing office.
---------------------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.

                THE PURPOSE OF THIS MODIFICATION IS TO PROVIDE INCREMENTAL FUNDING,
                CORRECT CONTRACTOR'S ADDRESS, AND THE OBI CONSORTIUM REQUIREMENTS ARE
                ATTACHED TO THE CONTRACT CITED IN BLOCK 10A.

                1. FUNDS ARE INCREASED:

                BY: $925,986  FROM: $2,236,000 TO: $3,161,986

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
---------------------------------------------------------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)                    16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
                                                                           GLORIA A. BICKLER             C12
---------------------------------------------------------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR             15C. DATE SIGNED             16B. UNITED STATES OF AMERICA               16C. DATE SIGNED

     ----------------------------------------
     (Signature of person authorized to sign)                         BY /s/ Gloria A. Bickler               3/25/98
                                                                         ----------------------
                                                                         (Signature of Contracting Officer)
=================================================================================================================================
NSN 7540-01-152-8070                                                                                STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION UNUSABLE                                                                           Prescribed by GSA
                                                                                                    FAR (as CFR 53.243

                                                        SF 30 CONTINUATION SHEET
IT IS ANTICIPATED THAT THE FUNDS ALLOTTED WILL COVER THE WORK TO BE PERFORMED THROUGH 24 SEPTEMBER 1999.

a.   FUNDS STATUS:

                             Total           Total            Total
                             Value         Obligated        Unfunded
                             Amount          Amount           Amount
Basic
  CLINs 0001-0004          $3,161,986      $  756,000       $2,405,986
P00001
  CLINs 0001-0004          $3,161,986      $1,000,000       $1,405,986
P00002
  CLINs 0001-0004          $3,161,986      $  480,000       $  926,986
P00004
  CLINs 0001-0004          $3,161,986      $  925,986       $      000

     2. REMOVE PAGEs G-2 THRU G-3 AND INSERT REVISED PAGEs. CHANGES ARE DENOTED BY VERTICAL LINE IN THE LEFT MARGIN ON EACH PAGE.

     3. PARTNET PARTICIPATED IN THE OBI CONSORTIUM REQUIREMENTS IS INCORPORATED, SEE ATTACHMENT #1.

     4.   ALL OTHER TERMS AND CONDITIONS REMAIN THE SAME.


RECAP:

BASIC          OBLIGATED AMOUNT         $  756,000
MOD #1         OBLIGATED AMOUNT          1,000,000
MOD #2         OBLIGATED AMOUNT            480,000
MOD #3         OBLIGATED AMOUNT              0,000
MOD #4         OBLIGATED AMOUNT            925,986

TOTAL          OBLIGATED AMOUNT         $3,161,986

                                   SECTION G

                          CONTRACT ADMINISTRATION DATA


G.2  CONTRACT ADMINISTRATION DATA

Bidders/offerors office which will receive payment, supervise, and administer resulting contract:

               PartNet Inc.
               423 Wakara Way
               Suite 216
               Salt Lake City, UT 84108
               Telephone Number: (801) 581-1118/30

G.3  GOVERNMENT CONTRACT ADMINISTRATOR

Administration of this contract shall be performed by:

               Directorate of Contracting
               ATTN: ATZS-DKO-I
               Post Office Box 748
               Fort Huachuca Arizona 85613-0748
               Point of Contact: Wesseleen Stookesberry
               Telephone Number: (520) 538-0416

G.4  ACCOUNTING CLASSIFICATION

AA 9760400510900004P7510100000.25.160EAT600DOC00MPRTLOG9660000S33181 in the
amount of $600,000. These funds are anticipated to be sufficient for performance of CLINs 0001 through 0004 from award date through April 30, 1997.

AB AA1761804.12UB00068939000000688922D00PNIS0800068939602597Q0000000 in the
amount $156,000. These funds are anticipated to be sufficient for performance of CLINs 0001 through 0004 from award date through April 30, 1997.

AC 97704005107007P751.01USL.OAPCERT70D0CMMPRT60G9711S331810000000000 in the
amount of $1,000,000.00. These funds are anticipated to be sufficient for performance of CLINs 0001 through 0004 from award date through April 30, 1998.

AD 97704005107007P751.01USL25.16ERT7S3318100MMPRTLOG9727000000000000 in the
amount of $480,000.00. These funds are anticipated to be sufficient for performance of CLINs 0001 through 0004 from award date through April 30, 1998.

                                   SECTION G
                          CONTRACT ADMINISTRATION DATA

AE 97804005107007P91.98USC2527APC00ERT800S33181000MMPRTLOG981700000 In the
amount of $925,986.00. These funds are anticipated to be sufficient for performance of CLINs 0001 through 0004 from award date through 24 September 1999.

G.5 INCREMENTAL FUNDING

Of the total price of CLINs 0001 through 0004, the sum of $3,161,986 is available for payment and allotted to this contract. It is anticipated that from time to time additional funds will be allotted to this contract until the total price of the contract is fully funded. It is contemplated that funds presently allotted to this contract will cover the work to be performed through September 24, 1999. Accordingly, the contractor is working at his own risk if he expends funds beyond those currently allotted to the contract at any given time.


G.6 ACQUISITION OF COMPUTER EQUIPMENT AND RELATED ITEMS

Equipment and supplies that cost $2,500 or more per item must be acquired competitively, and will require Contracting Officer approval prior to finalizing the purchase. The Contractor's written request shall list the following information: The proposed Contractor's name, address and telephone number, business size, cost of each item, shipping (if applicable), and total cost of the order. If item(s) are not available competitively, the Contractor shall submit a sole source justification with the request. This information can be faxed (520-538-0415) or emailed bicklerg%hua1@huachuca-emh11.army.mil) to the Contact Specialist at the Fort Huachuca Directorate of Contracting.


                                END OF SECTION G

PartNet participation in the OBI Consortium

Introduction:

The Defense Logistics Agency (DLA) wants the solutions it adopts in electronic commerce to be compatible with what industry adopts. Since OBI appears to be the leading contender as far as adopting these standards, it is important that DLA be represented and PartNet will serve that purpose. The OBI Consortium is a group of leading players in electronic commerce including Microsoft, Netscape, IBM, American Express, Visa, MasterCard, Oracle, Ford Motor, etc. They are developing standards and setting the direction for doing business on the Internet.

BACKGROUND:

PartNet has a significant amount of work done already that DLA would like to leverage in the electronic commerce arena. If DLA/PartNet does not have a voice in determining what the standards are, the work already completed could be lost. The DLA Electronic Mall (EMALL) uses concepts that DLA would like to see as a standard presentation format.

The OBI membership consortium is developing standards and setting the direction for doing business on the Internet. PartNet's membership in the OBI consortium will provide a voice to reflect DLA's interest and input to the emerging standard. The risk of PartNet not being a member of the OBI consortium, is that, potentially DLA will then have to re-do large parts of its EC solution because of different standards. Being a member of OBI will help PartNet leverage and shape what the industry does.

PartNet Requirement/Task:

1. PartNet, Inc. would represent DLA on the OBI Consortium.

2. PartNet, Inc. would voice the DLA interests in order to protect the DLA investment in electronic commerce research and development.

3. PartNet, Inc. would influence the standards, direction and policies regarding electronic commerce on behalf of DLA.

Benefit/Justification:

The benefits to be derived from PartNet's participation as a member of the OBI consortium, on behalf of DLA, are substantial. PartNet will serve as the DLA voice (eyes and ears) needed to articulate DLA's interests and concerns in electronic commerce industry. The thirty-five thousand dollar ($35,000.) membership fee for PartNet is well justified, given the influence they can provide regarding emerging standards, direction and policies regarding electronic

Attachment #1.  DABT63-96-C-0089
                P00004
commerce on behalf of DLA.

Attachment #1.  DABT63-96-C-0089
                P00004

================================================================================================================================
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                         1. CONTRACT ID CODE                 PAGE OF PAGES
                                                                                      U                          1       3
---------------------------------------------------------------------------------------------------------------------------------
1. AMENDMENT/MODIFICATION NO.      3. EFFECTIVE DATE      4. REQUISITION/PURCHASE REQ. NO.      5. PROJECT NO. (if applicable)
            P00008                      06/23/98                   HJ1500-8113-0631                      MM8H2A2MPA429
---------------------------------------------------------------------------------------------------------------------------------
6. ISSUED BY                CODE        DKO-I             7. ADMINISTERED BY                       CODE
                                                             (if other than Item 6)

                DIRECTORATE OF CONTRACTING
                ATTN: ATZS-DKO-I
                POST OFFICE BOX 12748
                FORT HUACHUCA AZ 85670-2748
                WESSELEEN STOOKESBERRY   C24 (520) 538-0416
---------------------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR                        vendor ID: 00059424     (X)     9A. AMENDMENT OF SOLICITATION NO.
   (No., street, county, State and ZIP Code)
                                                                                       ------------------------------------------
                PARTNET INC.                                                             9B. DATED (SEE ITEM 11)
                423 Wakara, Suite 216
                SALT LAKE CITY UT 84108                                                ------------------------------------------
                                                                                         10A. MODIFICATION OF CONTRACT/ORDER NO.

                CAGE # 07SP3 DUNNs# 944317163                                     X           DABT63-96-C-0089
                                                                                       ------------------------------------------
                                                                                         10B. DATED (SEE ITEM 13)

                                                                                              9/11/96
---------------------------------------------------------------------------------
CODE           07SP3                             FACILITY CODE
---------------------------------------------------------------------------------------------------------------------------------
                                   11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
---------------------------------------------------------------------------------------------------------------------------------
[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers [ ] is extended, [ ] is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning _____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT
THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by
virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
---------------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required)                                      Mod Obligated Amount US  $358,584.00
                              AF:97X49305CA0009P8150102566MMIPH2A2MMPH2A2MPAP4290FDI:BS03318100000                    EFT: T
---------------------------------------------------------------------------------------------------------------------------------
                                13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                  IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
---------------------------------------------------------------------------------------------------------------------------------
 (X)  A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT
         ORDER NO. IN ITEM 10A.
---------------------------------------------------------------------------------------------------------------------------------
      B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
---------------------------------------------------------------------------------------------------------------------------------
      C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
  X      Mutual Agreement IAW 10 USC 2304
---------------------------------------------------------------------------------------------------------------------------------
      D. OTHER (Specify type of modification and authority)
---------------------------------------------------------------------------------------------------------------------------------
  E. IMPORTANT: Contractor [ ] is not, [X] is required to sign this document and return 0 copies to the issuing office.
---------------------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

                THE PURPOSE OF THIS MODIFICATION IS TO INCREASE THE OBLIGATED AMOUNT, TO
                INCREASE THE VALUE OF THE CONTRACT, INCORPORATE REVISED STATEMENT OF WORK,
                DELETE SECTION F IN ITS ENTIRETY AND REPLACE WITH REVISED SECTION P,
                DELETE SECTION G IN ITS ENTIRETY AND REPLACE WITH REVISED SECTION G, DELETE
                SECTION K IN ITS ENTIRETY AND REPLACE WITH REVISED SECTION H, TO THE
                BASIC CONTRACT CITED IN BLOCK 10A.

Except as provided herein, all terms and conditions of the documents referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
---------------------------------------------------------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)                         16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
     Don R. Brown, Chairman                                                BARBARA C. VANDOREN           C22
---------------------------------------------------------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR             15C. DATE SIGNED                  16B. UNITED STATES OF AMERICA          16C. DATE SIGNED

     /s/ DON R. BROWN                      7/13/98                         BY
     ----------------------------------------                                ------------------------------------
     (Signature of person authorized to sign)                                (Signature of Contracting Officer)
=================================================================================================================================
NSN 7540-01-152-8070                                                                                STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION UNUSABLE                                   30-105                                  Prescribed by GSA
                                                                                                    FAR(48 CFR)53.243


================================================================================================================================
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                         1. CONTRACT ID CODE                 PAGE OF PAGES
                                                                                      U                          1       3
---------------------------------------------------------------------------------------------------------------------------------
1. AMENDMENT/MODIFICATION NO.      3. EFFECTIVE DATE      4. REQUISITION/PURCHASE REQ. NO.      5. PROJECT NO. (if applicable)
            P00005                      06/23/98                   HJ1500-8113-0631                    MM8H2A2MPAP429
---------------------------------------------------------------------------------------------------------------------------------
6. ISSUED BY                CODE        DKO-I             7. ADMINISTERED BY                       CODE
                                                             (if other than Item 6)

                DIRECTORATE OF CONTRACTING
                ATTN: ATZS-DKO-I
                POST OFFICE BOX 12748
                FORT HUACHUCA AZ 85670-2748
                WESSELEEN STOOKESBERRY   C24 (520) 538-0416
---------------------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR                        Vendor ID: 00059424     (X)     9A. AMENDMENT OF SOLICITATION NO.
   (No., street, county, State and ZIP Code)
                                                                                       ------------------------------------------
                PARTNET INC.                                                             9B. DATED (SEE ITEM 11)
                423 WAKARA, SUITE 216
                SALT LAKE CITY UT 84108                                                ------------------------------------------
                                                                                         10A. MODIFICATION OF CONTRACT/ORDER NO.
                CAGE# 07SP3    DUNNs# 944317163
                                                                                  X           DABT63-96-C-0089
                                                                                       ------------------------------------------
                                                                                         10B. DATED (SEE ITEM 13)

                                                                                              9/11/96
---------------------------------------------------------------------------------
CODE           07SP3                             FACILITY CODE
---------------------------------------------------------------------------------------------------------------------------------
                                   11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
---------------------------------------------------------------------------------------------------------------------------------
[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers [ ] is extended, [ ] is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning _____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment number. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT
THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by
virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
---------------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required)                                      Mod Obligated Amount US  $358,584.00
                              AF:97X49305CA0009P8150102566MMIPH2A2MMPH2A2MPAP4290FDI:BSO3318100000                  EFT:  T
---------------------------------------------------------------------------------------------------------------------------------
                                13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                  IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
---------------------------------------------------------------------------------------------------------------------------------
 (X)  A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT
         ORDER NO. IN ITEM 10A.
---------------------------------------------------------------------------------------------------------------------------------
      B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
---------------------------------------------------------------------------------------------------------------------------------
      C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
  X      Mutual Agreement IAW 10 USC 2304
---------------------------------------------------------------------------------------------------------------------------------
      D. OTHER (Specify type of modification and authority)
---------------------------------------------------------------------------------------------------------------------------------
E. IMPORTANT: Contractor [ ] is not, [X] is required to sign this document and return 0 copies to the issuing office.
---------------------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.

                THE PURPOSE OF THIS MODIFICATION IS TO INCREASE THE OBLIGATED AMOUNT, TO
                INCREASE THE VALUE OF THE CONTRACT, INCORPORATE REVISED STATEMENT OF WORK,
                DELETE SECTION F IN ITS ENTIRETY AND REPLACE WITH REVISED SECTION F,
                DELETE SECTION G IN ITS ENTIRETY AND REPLACE WITH REVISED SECTION G, DELETE
                SECTION H IN ITS ENTIRETY AND REPLACE WITH REVISED SECTION H, TO THE
                BASIC CONTRACT CITED IN BLOCK 10A.

Except as provided herein, all terms and conditions of the documents referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
---------------------------------------------------------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)                         16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
                                                                           BARBARA C. VANDOREN           C22
---------------------------------------------------------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                         15C. DATE SIGNED      16B. UNITED STATES OF AMERICA          16C. DATE SIGNED

                                                                           BY
     ----------------------------------------                                 ----------------------------------------
     (Signature of person authorized to sign)                                 (Signature of Contracting Officer)
=================================================================================================================================
NSN 7540-01-152-8070                                                                                STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION UNUSABLE                                                                           Prescribed by GSA
                                                                                                    FAR(48 CFR)53.243

                                                             30-105

================================================================================================================================
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                         1. CONTRACT ID CODE                 PAGE OF PAGES
                                                                                      U                          1       3
---------------------------------------------------------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.      3. EFFECTIVE DATE      4. REQUISITION/PURCHASE REQ. NO.      5. PROJECT NO. (if applicable)
            P00005                      06/23/98                   HJ1500-8113-0631                    MM8H2A2MPAP429
---------------------------------------------------------------------------------------------------------------------------------
6. ISSUED BY                CODE        DKO-I             7. ADMINISTERED BY                       CODE
                                                             (if other than Item 6)

                DIRECTORATE OF CONTRACTING
                ATTN: ATZS-DKO-I
                POST OFFICE BOX 12748
                FORT HUACHUCA AZ 85670-2748
                WESSELEEN STOOKESBERRY   C24 (520) 538-0416
---------------------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR                        Vendor ID: 00059424     (X)     9A. AMENDMENT OF SOLICITATION NO.
   (No., street, county, State and ZIP Code)
                                                                                       ------------------------------------------
                PARTNET INC.                                                             9B. DATED (SEE ITEM 11)
                423 WAKARA, SUITE 216
                SALT LAKE CITY UT 84108                                                ------------------------------------------
                                                                                         10A. MODIFICATION OF CONTRACT/ORDER NO.
                CAGE# 07SP3    DUNNs# 944317163
                                                                                  X           DABT63-96-C-0089
                                                                                       ------------------------------------------
                                                                                         10B. DATED (SEE ITEM 13)

                                                                                              09/11/96
---------------------------------------------------------------------------------
CODE           07SP3                             FACILITY CODE
---------------------------------------------------------------------------------------------------------------------------------
                                   11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
---------------------------------------------------------------------------------------------------------------------------------
[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers [ ] is extended, [ ] is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning _____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT
THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by
virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
---------------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (if required)                                      Mod Obligated Amount US  $358,584.00
                              AF:97X49305CA0009P8150102566MMIPK2A2MMPK2A2MPAP4290FDI:BS03318100000                  EFT:  T
---------------------------------------------------------------------------------------------------------------------------------
                                13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                  IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
---------------------------------------------------------------------------------------------------------------------------------
 (X)  A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT
         ORDER NO. IN ITEM 10A.

---------------------------------------------------------------------------------------------------------------------------------
      B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
---------------------------------------------------------------------------------------------------------------------------------
      C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
  X      Mutual Agreement IAW 10 USC 2304
---------------------------------------------------------------------------------------------------------------------------------
      D. OTHER (Specify type of modification and authority)

---------------------------------------------------------------------------------------------------------------------------------
      E. IMPORTANT: Contractor [ ] is not, [X] is required to sign this document and return 0 copies to the issuing office.
---------------------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

                THE PURPOSE OF THIS MODIFICATION IS TO INCREASE THE OBLIGATED AMOUNT, TO
                INCREASE THE VALUE OF THE CONTRACT, INCORPORATE REVISED STATEMENT OF WORK,
                DELETE SECTION F IN ITS ENTIRETY AND REPLACE WITH REVISED SECTION F,
                DELETE SECTION G IN ITS ENTIRETY AND REPLACE WITH REVISED SECTION G, DELETE
                SECTION H IN ITS ENTIRETY AND REPLACE WITH REVISED SECTION H, TO THE
                BASIC CONTRACT CITED IN BLOCK 10A.

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
---------------------------------------------------------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)                         18A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
     Don R. Brown, Chairman                                                BARBARA C. VANDOREN           C22
---------------------------------------------------------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                        15C. DATE SIGNED       19B. UNITED STATES OF AMERICA              18C. DATE SIGNED

     /s/  DON R. BROWN                              7/13/98                BY /s/ BARBARA C. VANDOREN                 13 July 98
     ----------------------------------------                                 ----------------------------------
     (Signature of person authorized to sign)                                 (Signature of Contracting Officer)
=================================================================================================================================
NSN 7540-01-152-8070                                                                                STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION UNUSABLE                                                                           Prescribed by GSA
                                                            30-105                                  FAR (48 CFR) 53.243

                                                  SF 30 CONTINUATION SHEET

1.  a. THE OBLIGATED AMOUNT OF THIS CONTRACT IS INCREASED
    BY:  $358,584        FROM: $3,161,986         TO: $3,520,570

    b.  CLIN 0005 IS ADDED TO THE BASIC IN THE AMOUNT OF $358,584.

    c.  THE PAYMENT OFFICE FOR CLIN 0005 (ONLY) IS:

          DEFENSE FINANCE AND ACCOUNTING SERVICE
          P.O. BOX 182317, ATTN: DFAS-CO-ALCB
          COLUMBUS, OH  43218-2317

2.  THE VALUE OF THIS CONTRACT IS INCREASED
    BY: $358,584         FROM: $3,161,986         TO: $3,520,570

3. INCORPORATE THE ADDENDUM TO THE STATEMENT OF WORK TITLED, "THE OPERATION AND MAINTENANCE OF THE DEFENSE LOGISTICS AGENCY'S ELECTRONIC MALL (EMALL) SEARCH ENGINE SOFTWARE" DATED 3/27/98 AT SECTION C.

4. REMOVE SECTION G, OF THE BASIC CONTRACT, AND INCORPORATE NEW SECTION G, PAGES G-1 THRU G-3. CHANGES ARE ANNOTATED BY A VERTICAL LINE IN THE LEFT MARGIN.

5. REMOVE SECTION H, OF THE BASIC CONTRACT, AND INCORPORATE NEW SECTION H, PAGES H-1 THRU H-3. CHANGES ARE ANNOTATED BY A VERTICAL LINE IN THE LEFT MARGIN.

6. REMOVE SECTION F, OF THE BASIC CONTRACT, AND INCORPORATE NEW SECTION F, PAGE F-1. CHANGES ARE ANNOTATED BY A VERTICAL LINE IN THE LEFT MARGIN.

7.  THE PERIOD OF PERFORMANCE IS CHANGED TO READ "AWARD THROUGH 30 SEPTEMBER
    2000."

8.  ALL OTHER TERMS AND CONDITIONS REMAIN THE SAME.

                    TOTAL            TOTAL         TOTAL
                    VALUE          OBLIGATED      UNFUNDED
RECAP:              AMOUNT          AMOUNT         AMOUNT
------              ------         ---------      --------
BASIC             $3,161,986     $  756,000     $2,405,986
P00001             3,161,986      1,000,000      1,405,986
P00002             3,161,986        480,000        925,986
P00003             3,161,986          0,000        925,986
P00004             3,161,986        925,986        000,000
P00005             3,520,570        358,584        000,000     *NOTE
                  $3,520,570     $3,520,570     $  000,000

*NOTE: P00005 INCREASED THE VALUE OF THE CONTRACT.

                     SUPPLIES OR SERVICES AND PRICES/COSTS


ITEM                  DESCRIPTION                    QUANTITY     U/I      UNIT PRICE          AMOUNT
----                  -----------                    --------     ---      ----------          ------

0005  RESEARCH AND DEVELOPMENT IAW ADDENDUM TO         1.00        JB     358584.000000      358,584.00
      THE STATEMENT OF WORK DATED, 3/27/98.
        ESTIMATED COST (LESS TRAVEL  $322,584.
        TRAVEL (NOT TO EXCEED)       $ 30,000.
        EQUIPMENT                    $  6,000.

      TOTAL OF CLIN 0005             $358,584.


                                   SECTION F
                          DELIVERABLES AND PERFORMANCE



F.1       52.242-0015 I  STOP-WORK ORDER (AUG. 1989)--ALTERNATE I (APR 1984)
                         (Reference 42.1305(b)(2)

F.2       52.247-0034    F.O.B. DESTINATION (NOV. 1991)
                         (Reference 47.303-6(c))

F.3       CONTRACT PERIOD

The estimated contract period of performance is award through 24 September 1999. This is an R&D environment therefore, the period of performance is an estimate. If at a later date, it becomes necessary to extend the period of performance due to the uncertainties/unknowns in an R&D environment, the contract may be extended, but would not exceed 10 years duration in accordance with DFARS 235.002.



                                END OF SECTION F

                                   SECTION G
                          CONTRACT ADMINISTRATION DATA

G.1     SUBMISSION OF PUBLIC VOUCHERS

        a. All requests for contract financing payments shall be submitted in accordance with FAR Clause 52.232-25, Prompt Payment. The SF 1034 public voucher should identify the name, title, phone number of person responsible for the submittal: NOTE: If prepared by a copying process, one copy shall be marked "ORIGINAL".

        b. Distribution of Public Vouchers:

                (1) COST

For reimbursement of cost, the Contractor shall submit an original and four (4) copies of Public Voucher Standard Form 1034 for purchases or services to the Defense Contract Audit Agency (DCAA) for their certification.

                Defense Contract Audit Agency
                1717 S. Redwood Rd, Ste 200
                Salt Lake City, UT 84104-5110

DCAA will forward the provisionally approved vouchers to the DFAS, as noted for payment, and one copy will be mailed to the Contracting Officer listed in (2) below.

CLINs 0001 through 0004
                DFAS Operating Location Seaside
                ATTN: DFAS-SS/DFA
                400 Gigling Road
                Seaside, CA 93955-6771
                Tele: 1-800-582-8780 Facsimile 408-583-1307

CLIN 0005 (only)
                Defense Finance and Accounting Service
                ATTN: ATSI-DKO-I
                Post Office Box 12748
                Fort Huachuca, AZ 85670-2748

NOTE: CONTRACT FINANCING PAYMENTS SHALL NOT BE MADE IN ACCORDANCE WITH FAR
52.232-

DABT63-96-C-00098
P00005

                                   SECTION G
                          CONTRACT ADMINISTRATION DATA


25(b)(4). No interest will be paid under the terms and conditions of this contract. Invoices/vouchers will be submitted monthly.

G.2  CONTRACT ADMINISTRATION DATA

Bidders/offerors office which will receive payment, supervise, and administer resulting contract:

          PartNet Inc.
          423 Wakara Way
          Suite 216
          Salt Lake City, UT 84180
          Telephone Number: (801) 581-1118/30

G.3  GOVERNMENT CONTRACT ADMINISTRATOR

Administration of this contract shall be performed by:

          Directorate of Contracting
          ATTN.: ATZS-DKO-I
          Post Office Box 748
          Fort Huachuca, Arizona 85613-0748
          Point of Contact: Wesseleen Stookesberry
          Telephone Number: (520) 538-0416

G.4  ACCOUNTING CLASSIFICATION

AA 9760400510900004P7510100000.25.160EAT600DOC00MPRTLOG9660000S33181 in the
amount of $600,000. These funds are anticipated to be sufficient for performance of CLINs 0001 through 0004 from award date through April 30, 1997.

AB AA1761804.12UB00068939000000688922D00PNIS0800068939602597Q0000000 in the
amount of $156,000. These funds are anticipated to be sufficient for performance of CLINs 0001 through 0004 from award date through April 30, 1997.

AC 97704005107007P751.01USL.OAPCERT70DOCMMPRT60G9711S331810000000000 in the
amount of $1,000,000.00. These funds are anticipated to be sufficient for performance of CLINs 0001 through 0004 from award date through April 30, 1998.

AD 97704005107007P751.01USL25.16ERT7S3318100MMPRTLOG9727000000000000 in the
amount of $480,000.00. These funds are anticipated to be sufficient for performance of CLINs 0001 through 0004 from award date through April 30, 1998.

DABT63-96-C-0089
P00005                              G-2

                                   SECTION G
                          CONTRACT ADMINISTRATION DATA

AE 97804005107007P91.98USC2527APC00ERT800S33181000MMPRTLOG98170000
In the amount of $925,986.00. These funds are anticipated to be sufficient for performance of CLINs 0001 through 0004 from award date through 24 September 1999.

AF 97X49305CAO009P8150102566MMIPH2A2MMPH2A2MPAP4290FDI:BS03318100000
In the amount of $358,584. These funds are anticipated to be sufficient for performance of CLIN 0005 for 12 months from date of award.

G.5  INCREMENTAL FUNDING

Of the total price of CLINs 0001 through 0005, the sum of $3,520,570 is available for payment and allotted to this contract. It is anticipated that from time to time additional funds will be allotted to this contract until the total price of the contract is fully funded. It is contemplated that funds presently allotted to this contract will cover the work to be performed through September 24, 1999. Accordingly, the contractor is working at his own risk if he expends funds beyond those currently allotted to the contract at any given time.

G.6  ACQUISITION OF COMPUTER EQUIPMENT AND RELATED ITEMS

Equipment and supplies that cost $2,500 or more per item must be acquired competitively, and will require Contracting Officer approval prior to finalizing the purchase. The Contractor's written request shall list the following information: The proposed Contractor's name, address and telephone number, business size, cost of each item, shipping (if applicable), and total cost of the order. If item(s) are not available competitively, the Contractor shall submit a sole source justification with the request. This information can be faxed (520-538-0415) or emailed stookesberryw@huachuca-emh1.army.mil) to the Contact Specialist at the Fort Huachuca Directorate of Contracting.

G.7  PROVISIONAL APPROVAL OF INDIRECT RATES

The previous section H.6 is hereby re-designated Section G.7.
Section G.7 is amended to read as follows:
The parties agree that the rates charged to the contract as indirect costs for the period beginning on the effective date of the contract and extending to 31 March 1997, shall be in accordance with the rates determined in the DCAA audit of 31 March 1998. Additionally, the parties agree that the forward rates applicable to the contract, beginning with the effective date of amendment P00005, shall be in accordance with the DCAA audit of 29 June 1998.

                                END OF SECTION G

DABT 63-96-C-0089
P00005

                                    SECTION H
                          SPECIAL CONTRACT REQUIREMENTS

H.1 PERMITS, TAXES, LICENSES, ORDINANCES AND REGULATIONS

        The Contractor shall at his own expense obtain all necessary permits, give all notices, pay all license fees and taxes, comply with all Federal, State, Municipal, County, and local board of Health ordinances, rules, and regulations applicable to the business carried on under this contract and be responsible for all applicable State Sales and Use Taxes

H.2 KEY PERSONNEL REQUIREMENTS

        a. Certain skilled/experienced professional and/or technical personnel are essential for successful contractor accomplishment of the work to be performed under this contract. These are defined as key personnel and are those individuals identified as follows:

        b. The contractor agrees that key personnel shall not be removed from the contract work or replaced without compliance with the following:

PROGRAM MANAGER: Steve Bowen

                (1) If one or more of the key personnel for whatever reason becomes, or is expected to become unavailable for work under this contract for a continuous period exceeding 30 work days, or is expected to devote substantially less effort to the work than indicated in the proposal as initially anticipated, the contractor shall promptly notify the Contracting Officer at the address specified in Section G, in the paragraph entitled "GOVERNMENT CONTRACT ADMINISTRATOR". Upon concurrence of the Contracting Officer or his authorized representative, the contractor shall promptly replace such personnel with personnel of at least substantially equal ability and qualifications.

                (2) All requests for approval of substitutions hereunder must be in writing and provide a detailed explanation of the circumstances necessitating the proposed substitution(s). They must contain a complete resume for the proposed substitution. The Contracting Officer or designated representative will evaluate such requests and promptly notify the contractor of his approval or disapproval thereof in writing.

H.3 TRAVEL AND PER DIEM

Travel and per diem required by the Contractor in performance of this contract shall be reimbursed in accordance with Volume II of the Joint Travel Regulation. The Contractor agrees to use the most economical method of travel available. Request(s) to travel will be reviewed and approved by the Contracting Officer's Representative prior to traveling.

H.4 PUBLICATION

Publication of results of the research project in appropriate professional journals is encouraged as an important method of recording and reporting scientific information. One copy of each paper planned for publication will be submitted to the DARPA Program Manager simultaneously with its submission for publication. Following publication, copies of published papers shall be submitted to the DARPA Program Manager, or to other addresses in quantities as may be directed by the Contracting Officer.

H.5 NO-COST SETTLEMENT

Subject to mutual agreement between the parties, a no-cost settlement may be executed in lieu of a termination in accordance with FAR Part 49.101(b) due to the immature stages and uncertainties involved in contract performance in research and development efforts. In a no-cost settlement all costs reimbursable, not previously paid, for the performance of the contract to the date of the termination are allowable; however, the costs for anticipatory profits or consequential damages resulting from the termination of this contract (or any subcontract) accounting, legal, clerical, and other expenses necessary for the preparation of settlement proposals and supporting data shall be excluded from the settlement proposal submitted by the contractor. The rights and remedies of the Government in this clause are in addition to any other rights and remedies provided by law or under this contract.

H.6 LIMITATION OF COMPENSATION

In accordance with DFARS Part 231. "Contract Cost Principles and Procedures":

        (a) Costs for individual compensation in excess of $250,000 per year are unallowable under DoD contracts that are awarded after April 15, 1995, and are funded by fiscal year 1995 appropriations (Public Law 103.335).

        (b) Costs for bonuses or other payments, that are in excess of the normal salary paid by the contractor to the employee and that are part of restructuring costs associated with business combination, are unallowable under DoD contracts funded by fiscal year 1996 appropriations (Public Law 104-61). This limitation does not apply to severance payments or early retirement incentive payments. (See 231.205-70(b) for the definitions of "business combination" and restructuring costs.")

        (c) In accordance with Section 8086 of the fiscal year 1996 Defense Appropriations Act, individual compensation is capped at $200,000 per year on contracts executed after July 1, 1996 that are funded with fiscal year 1996 appropriations. However, the cap will expire September 30, 1996, when the fiscal year ends.

                                   REVISED PAGE

H.7 ACKNOWLEDGMENT OF SUPPORT AND DISCLAIMER (MAY 1995) (REFERENCE 235.071(c))

        (a) The contractor shall include an acknowledgment of the Government's support in the publication of any material based on or developed under this contract, stated in the following terms: his material is based upon work supported by the Defense Advanced Research Projects Agency (DARPA) under Contract No. DABT63-96-C-0089.

        (b) All material, except scientific articles or papers published in scientific journals must, in addition to any notices or disclaimers by the Contractor, also contain the following disclaimer: Any opinions, findings and conclusions or recommendations expressed in this material are those of the author(s) and do not necessarily reflect the views of DARPA.


                                END OF SECTION H

                                STATEMENT OF WORK
                                       FOR
         THE OPERATION AND MAINTENANCE OF THE DEFENSE LOGISTICS AGENCY'S
                                      (DLA)
                 ELECTRONIC MALL (EMALL) SEARCH ENGINE SOFTWARE

1. Overview

PartNET (the contractor) shall supply computer operation-and sustaining software engineering services in support of the Defense Logistics Agency (DLA). Support of the DLA EMall includes the extensions to its Information Technology products, (e.g., ITEC chaired by the Navy). The purpose of this Statement of Work (SOW) is to maintain and enhance the current EMALL system search engine software. These services will include providing 24 hour, 7 days per week operation of software engineering support for their application (EMALL) software.

2. Required Tasks

PartNET (the contractor) shall supply computer operation and sustaining engineering services in support of the Defense Logistics Agency (DLA). Support of the DLA EMall includes the extensions to its Information Technology products (e.g. ITEC) chaired by the Navy. The Contractor will perform the following casks for DLA for the duration of this effort:

        2.1     PartNET EMALL Search Engine Software

                The contractor will maintain in working condition the PartNET EMALL search engine software (the server) which consists of the VDI, the NM, and the web server plug-in to the NIB. At a minimum, the software will run on Sun SPARC-based (TM) servers running the Solaris 2.5 (TM) operating system (the operating system). The Software or portions of the software may also run on the Intel-based servers running the Windows NT (TM) Server operating system., version 4.0 or later. Contractor will convert the Software to run on the latest version of the Operating System. Contractor will not maintain prior versions of the Software beyond six months after converting to the latest Operating System.

                2.1.1 Implement Changes from the E-Mall Configuration Management Board (2.6.1) To the extent that the resources under this effort allow, the Contractor will implement change requests approved by the DLA ECR process. Contractor will coordinate work with the DLA EMall Program Manager to specify and prioritize the ECR changes.

                        Contractor will maintain a list of the approved ECRs in process, their estimated completion dates, and status.

                2.1.2 DEVELOP SCRIPTS (PROGRAMS) TO SUPPORT WEB SERVER, NIB AND VDI

                        (a) The contractor will write scripts (programs) that will re-start the Web server, NM, and Government hosted VDI's either automatically upon machine boot-up or via manual start.

                        (b) The contractor will write Scripts (programs) that will send an alert via e-mail when a Web server, NM, or Government hosted VDI process is down.

                        (c) The contractor Will write Scripts (programs) that can be run by operations contractor to determine which VDIs (Government and vendor owned) are successfully connected to the NIB.

        2.2     INFORMATION TECHNOLOGY

                2.2.1 The Contractor will also provide the following support for the Information Technology functions (e.g., ITEC) currently residing on the EMALL.

                2.2.2 Maintain in working condition the PartNET EMALL search engine software (the server) which consists of the VDI, the NIB, and the web server plug-in to the NEB.

                2.2.3 Develop required web pages and applications to support the expanding and evolving DLA EMALL requirements to scale up to a potential DoD EMALL operation.

        2.3     Optional TASK: DATA MAINTENANCE SERVICES

                2.3.1 At DLA's option, the Contractor will provide data maintenance services for the purpose of enhancing the appearance and serviceability of data that comes from the DLA supply Centers. This work includes helping to specify the Item Name Codes (INCs) and Master Requirement Codes (MRCs) that should be displayed as well as specifying the format for each field that is shown. Contractor will. also provide assistance and consultation in loading the data into the Government hosted parts database so it may be presented to the user. This includes advice as to speeding the product search in the case that the field is searchable.

        2.4     SOFTWARE OPERATION

                Contractor shall have a qualified system administrator to support the operating configuration of the production PartNET EMall software.

        2.5     TRANSITION SUPPORT

                PartNet will support the software on the EMall production NIB server. PartNet will install the EMall production NIB server and verify proper operation at the Contractor's location and oversee transfer and installation to the EMall Contractor for production operational responsibility.

        2.6     EMALL SOFTWARE

                2.6.1   CONFIGURATION MANAGEMENT

                        2.6.1.1 DLA will establish and operate a Configuration
                                Control Board (CCB) that will review and approve changes to the EMall software. The EMall CCB will develop a list of desired changes and their associated levels of importance.

                        2.6.1.2 The Contractor's procedure for managing changes
                                to the DLA-approved baseline for the EMall system software, NIB and VDI structures, and application software installed on the primary EMall servers is:

                              2.6.1.2.1 Receive, evaluate and classify the
                                        difficulty of implementing the ECRs and
                                        provide a report to the program manager.

                              2.6.1.2.2 The EMall Program Manager will establish
                                        the priority of the desired changes.

                              2.6.1.2.3 The EMall Program Manager and Contractor
                                        will agree on the changes to be
                                        implemented within available resources
                                        and in which scheduled software release
                                        they will be included. Additional
                                        resources may be provided by the Emall
                                        Program Manager to supplement the
                                        resources available to implement
                                        unfunded ECRs.

                              2.6.1.2.4 As ECRs (EMall Change Requests) are
                                        completed, notify DLA to close out the
                                        ECR.

        2.6.2   EMERGENCY MAINTENANCE

                Contractor shall implement "hotline" and "warmline" procedures to respond to anomalies (i.e., "bugs" or other problems) found in the operational PartNET (EMall) software. The contractor shall respond to anomalies identified as "hotline" by DLA's EMall Program Manager within one hour during Contractor's normal business hours (8 AM - 5 PM MT), and two hours during non-business hours. Those anomalies identified as "warmline" will be responded to within 6 hours. All others will be handled on an ECR-like enhancement.

                NOTE: Response to an anomaly does not always mean that the anomaly is corrected. Some problems will take more than 24 or 72 hours to fix. Temporary work-around(s) or disabling a function may be the only immediate solution. In these cases, the Contractor shall coordinate the alternatives with, and obtain approval of, DLA's EMall Program Manager.

        2.6.3   ENHANCEMENTS FROM THE R&D PROGRAM MANAGER

                Enhancements arising from the DLA's Logistics R&D Program will be handled through the CCB process described in section 2.6.1.

        2.6.4   DOCUMENTATION

                2.6.4.1 The Contractor shall prepare the following
                        documentation:

                        (a) Guides to assist vendors and DLA to install and operate PartNET software such as the VDI and NIB.

                        (b)     Specification of hardware and software
                                requirements.

                        (c) A record of test profiles and associated test results for software changes or enhancements will be maintained by the contractor (e.g., in a software test document folder).

        2.7     SECURITY ACCREDITATION

                The contractor shall, as required, participate in DLA sponsored security certification efforts as needed to:

                (a) Implement security controls in the EMall system as required by DLA to obtain operational accreditation.

                (b) Support security tests and evaluations of the EMall system.

        2.8     EMALL ENGINEERING SOFTWARE SUPPORT

                (a) The Contractor shall provide monitoring utilities as described in section 2.1.2.c that allow the operating contractor to evaluate and report the software statistics.

                (b) Provide technical briefings to DLA and the user community as requested within the proposed resources.

        2.9A    DEVELOPMENT COORDINATION

                2.9A.1 The contractors, (PartNet and the Alpine) will coordinate on joint requirements/tasks and work together on related issues as required. They will jointly address and resolve all tasks requiring their mutual planning, development and resolution to complete those tasks. The contractor shall coordinate design changes to the system with Raytheon (Alpine) and DLIS (DLA) where there are dependencies that effect those entities. Likewise, testing and actual implementation of these changes will be coordinated with both entities to ensure that system integrity is maintained in accordance with the requirements contained herein of this SOW.

                2.9A.2 The contractor will submit a monthly performance report to Raytheon (Alpine) for consolidation into a single report that covers the entire EMALL status and activity for the reporting period. The conditions stated herein will also apply to the optional task stated below, if it is deemed or accepted as part of this SOW.

        2.9B    PROGRAM MANAGEMENT

                The Contractor shall:

                (a) Manage the work of subcontractors as necessary to support the EMall hardware and software.

                (b) Prepare, present, and deliver project management and technical reports and reviews, as required.

                (c) Prepare and submit monthly project status and technical reports. Where there are project dependencies with work being done by PartNet, the PartNet tasks will be reflected in the project schedules provided by ALPINE, and

                (d) Prepare and submit weekly EMall Activity reports, as determined by DLA.

        2.9C    TRANSITION TO DLA.

                The Contractor shall support the transfer of software from a development server environment to a production server environment. This will include the transition from the Contractor's facility to a DLA-designated facility where the production operational EMALL server will be maintained.

3.      DELIVERABLES

        3.1 Contractor will deliver monthly reports to DLA showing the status of its efforts and the costs incurred to date. The report will include the New Features List and comments as to their status.

4.      PERFORMANCE GOALS

PERFORMANCE FACTOR                                              EXPECTED STANDARD (GOAL)
------------------------------------------------------------    -------------------------------------
Period of operation                                             24 hours per day. 7 days per week
Downtime for scheduled maintenance                              Less than 2 hours per month
Downtime due to installation problems; e.g. air, power, etc.    Less than 12 hour per year (see Note)
On-call response time during Contractor's prime shift           1 hour
On-call response time during Contractor's off shifts            2 hours

5. PROPRIETARY DATA RIGHTS

Contractor shall immediately notify DLA of the intent to use proprietary data and obtain authorization to proceed. Any Contractor proprietary information provided under this project may be used free of restriction by the United States Government, but would be fully restricted from commercial use without the express permission of the Contractor.

6. RELEASE OF LIABILITY

The Contractor shall not be held liable for any damages not caused by gross negligence on its part that result from operation and maintenance of the E-Mall servers, NIB, VDI and application software.

================================================================================================================================
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                         1. CONTRACT ID CODE                 PAGE OF PAGES
                                                                                      U                          1       3
---------------------------------------------------------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.      3. EFFECTIVE DATE      4. REQUISITION/PURCHASE REQ. NO.      5. PROJECT NO. (if applicable)
            P00007                      01/21/99                   HJ1500-8364-0615                    LSPRTLOG9904/ISO
---------------------------------------------------------------------------------------------------------------------------------
6. ISSUED BY                CODE        DKO-I             7. ADMINISTERED BY                       CODE
                                                             (if other than Item 6)

                DIRECTORATE OF CONTRACTING
                ATTN: ATZS-DKO-I
                POST OFFICE BOX 12748
                FORT HUACHUCA AZ 85670-2748
                WESSELEEN STOOKESBERRY   C24 (520) 538-0416
---------------------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR                        Vendor ID: 00059424     (X)     9A. AMENDMENT OF SOLICITATION NO.
   (No., street, county, State and ZIP Code)
                                                                                       ------------------------------------------
                PARTNET INC                                                              9B. DATED (SEE ITEM 11)
                423 WAKARA WAY
                SALT LAKE CITY UT 84108                                                ------------------------------------------
                                                                                         10A. MODIFICATION OF CONTRACT/ORDER NO.

                                                                                  X           DABT63-96-C-0089
                                                                                       ------------------------------------------
                                                                                         10B. DATED (SEE ITEM 13)

                                                                                              9/11/96
---------------------------------------------------------------------------------
CODE           07SP3                             FACILITY CODE
---------------------------------------------------------------------------------------------------------------------------------
                                   11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
---------------------------------------------------------------------------------------------------------------------------------
[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers [ ] is extended, [ ] is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning _____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT
THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by
virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
---------------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATE (if required)                                      Mod Obligated Amount US  $1,800,000.00
                              AG:USL97199904005107007P791.98002516000000LSPRTLOG990400ERT900S33181                EFT:  T
---------------------------------------------------------------------------------------------------------------------------------
                                13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                  IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
---------------------------------------------------------------------------------------------------------------------------------
 (X)  A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT
         ORDER NO. IN ITEM 10A.
---------------------------------------------------------------------------------------------------------------------------------
      B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
---------------------------------------------------------------------------------------------------------------------------------
      C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
  X
---------------------------------------------------------------------------------------------------------------------------------
      D. OTHER (Specify type of modification and authority)
---------------------------------------------------------------------------------------------------------------------------------
      E. IMPORTANT: Contractor [ ] is not, [X] is required to sign this document and return 1 copies to the issuing office.
---------------------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible).

                THE PURPOSE OF THIS MODIFICATION IS TO INCREASE THE OBLIGATED AMOUNT, ADD A
                IN, TO INCREASE THE VALUE OF THE CONTRACT, INCORPORATE REVISED STATEMENT
                OF WORK, DELETE SECTION F IN ITS ENTIRETY AND REPLACE WITH REVISED SECTION
                F, DELETE PAGES G-1 AND G-3 AND REPLACE WITH REVISED PAGES G-1 AND G-3,
                TO THE BASIC CONTRACT CITED IN BLOCK 10A ABOVE.

                1. a. The obligated amount of this contract is increased:

                   BY: $1,800,000   FROM: $3,520,570    TO: $5,320,570

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
---------------------------------------------------------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)                         16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
     Don R. Brown, President                                               GLORIA A. BICKLER             C12
---------------------------------------------------------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR             15C. DATE SIGNED                  16B. UNITED STATES OF AMERICA          16C. DATE SIGNED

     /s/ DON R. BROWN                      1/25/99                          BY /s/ GLORIA A. BICKLER              1-25-99
     ----------------------------------------                                 -----------------------------------
     (Signature of person authorized to sign)                                 (Signature of Contracting Officer)
=================================================================================================================================
NSN 7540-01-152-8070                                                                                STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION UNUSABLE                                                                           Prescribed by GSA
                                                                                                    FAR (48 CFR) 53.243



                                                             30-105

================================================================================================================================
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                         1. CONTRACT ID CODE                 PAGE OF PAGES
                                                                                      U                          1       3
---------------------------------------------------------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.      3. EFFECTIVE DATE      4. REQUISITION/PURCHASE REQ. NO.      5. PROJECT NO. (if applicable)
            P00007                      01/21/99                   HJ1500-8364-0615                    LSPRTLOG9904/ISO
---------------------------------------------------------------------------------------------------------------------------------
6. ISSUED BY                CODE        DKO-I             7. ADMINISTERED BY                       CODE
                                                             (if other than Item 6)

                DIRECTORATE OF CONTRACTING
                ATTN: ATZS-DKO-I
                POST OFFICE BOX 12748
                FORT HUACHUCA AZ 85670-2748
                WESSELEEN STOOKESBERRY   C24 (520) 538-0416
---------------------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR                        Vendor ID: 00059424     (X)     9A. AMENDMENT OF SOLICITATION NO.
   (No., street, county, State and ZIP Code)
                                                                                       ------------------------------------------
                PARTNET INC                                                              9B. DATED (SEE ITEM 11)
                423 WAKARA WAY
                SALT LAKE CITY UT 84108                                                ------------------------------------------
                                                                                         10A. MODIFICATION OF CONTRACT/ORDER NO.

                                                                                  X           DABT63-96-C-0089
                                                                                       ------------------------------------------
                                                                                         10B. DATED (SEE ITEM 13)

                                                                                              9/11/96
---------------------------------------------------------------------------------
CODE           07SP3                             FACILITY CODE
---------------------------------------------------------------------------------------------------------------------------------
                                   11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
---------------------------------------------------------------------------------------------------------------------------------
[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers [ ] is extended, [ ] is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning _____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT
THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by
virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
---------------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATE (if required)                                      Mod Obligated Amount US  $1,800,000.00

                              AG:USL97199904005107007P791.98002516000000LSPRTLOG990400ERT900S33181                EFT:  T
---------------------------------------------------------------------------------------------------------------------------------
                                13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                  IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
---------------------------------------------------------------------------------------------------------------------------------
 (X)  A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT
         ORDER NO. IN ITEM 10A.
---------------------------------------------------------------------------------------------------------------------------------
      B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
---------------------------------------------------------------------------------------------------------------------------------
      C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
  X
---------------------------------------------------------------------------------------------------------------------------------
      D. OTHER (Specify type of modification and authority)
---------------------------------------------------------------------------------------------------------------------------------
      E. IMPORTANT: Contractor [ ] is not, [X] is required to sign this document and return 1 copies to the issuing office.
---------------------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible).

                THE PURPOSE OF THIS MODIFICATION IS TO INCREASE THE OBLIGATED AMOUNT, ADD A
                IN, TO INCREASE THE VALUE OF THE CONTRACT, INCORPORATE REVISED STATEMENT
                OF WORK, DELETE SECTION F IN ITS ENTIRETY AND REPLACE WITH REVISED SECTION
                F, DELETE PAGES G-1 AND G-3 AND REPLACE WITH REVISED PAGES G-1 AND G-3,
                TO THE BASIC CONTRACT CITED IN BLOCK 10A ABOVE.

                1. a. The obligated amount of this contract is increased:

                   BY: $1,800,000   FROM: $3,520,570    TO: $5,320,570

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
---------------------------------------------------------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)                         16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
                                                                           GLORIA A. BICKLER             C12
---------------------------------------------------------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR             15C. DATE SIGNED                  16B. UNITED STATES OF AMERICA          16C. DATE SIGNED

                                                                            BY
     ----------------------------------------                                 ----------------------------------
     (Signature of person authorized to sign)                                 (Signature of Contracting Officer)
=================================================================================================================================
NSN 7540-01-152-8070                                                                                STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION UNUSABLE                                                                           Prescribed by GSA
                                                                                                    FAR (48 CFR) 53.243



                                                             30-105

                            SF 30 CONTINUATION SHEET

b.  CLIN 0006 is added to the Basic in the amount of $1,800,000.

c.  The payment office for CLIN 0006 is:
    Defense Finance and Accounting Service
    P.O. Box 183317, ATTN: DFAS-CO-ALCB
    COLUMBUS, OH 43218-2317

2.  The value of this contract is increased:
    By:  $1,800,000      FROM:  $3,520,570        TO:  $5,320,570

3.  Incorporate the Addendum to Statement of Work "PartNET/DARPA
    Contract DABT63-96-C-0089" at Section C.

4. Remove Section G-1 and G-3, of the Basic Contract, and replace with revised pages G-1 and G-3. Changes are annotated by a vertical line in the left margin.

5. Remove Section F, of the Basic Contract, and replace with revised page F-1. Changes are annotated by a vertical line in the left margin.

6.  Due to a technical error, P00006 was voided. P00006 will not be issued.

7.  All other terms and conditions remain the same.

RECAP:         TOTAL               TOTAL               TOTAL
               VALUE             OBLIGATED            UNFUNDED
               AMOUNT             AMOUNT               AMOUNT

BASIC        $3,161,986          $  756,000         $2,405,986
P00001        3,161,986           1,000,000          1,405,986
P00002        3,161,986             480,000            925,986
P00003        3,161,986               0,000            925,986
P00004        3,161,986             925,986            000,000
P00005        3,520,570             358,584            000,000   * NOTE
P00006         void                  void                void
P00007        5,320,570           1,800,000              0,000   * NOTE

TOTAL        $5,320,570          $5,320,570         $    0,000

* NOTE:  P00005 AND P00007 INCREASED THE VALUE OF THE CONTRACT.

                     SUPPLIES OR SERVICES AND PRICES/COSTS

ITEM                     DESCRIPTION                   QUANTITY       U/I         UNIT PRICE           AMOUNT
-----     -----------------------------------------    --------       ---       --------------      ------------
0001      R&D Award                                      1.00         JB        3161986.000000      3,161,986.00
          PR Number: HJ1500-6129-0798

0002      RESEARCH AND DEVELOPMENT IAW ADDENDUM TO       1.00         JB         358584.000000        358,584.00
          THE STATEMENT OF WORK DATED, 3/27/98.
            ESTIMATED COST (LESS TRAVEL $322,584.
            TRAVEL (NOT TO EXCEED)      $ 30,000.
            EQUIPMENT                   $  6,000.

          TOTAL OF CLIN 0005            $358,584.
          PR Number: MOD&&&-9806-0094

0006      RESEARCH AND DEVELOPMENT IAW ADDENDUM TO       1.00         lt        1800000.000000      1,800,000.00
          THE STATEMENT OF WORK ATTACHED.
            ESTIMATED COST            $1,733,899
            EQUIPMENT                 $   66,101

            TOTAL OF CLIN 0007        $1,800,000
          PR Number: HJ1500-8364-0615

                                    SECTION F
                          DELIVERABLES AND PERFORMANCE



F.1      52.242-0015 1      STOP-WORK ORDER (AUG. 1989)--ALTERNATE I (APR 1984)
                            (Reference 42.1305(b)(2)

F.2      52.247-0034        F. 0. B. DESTINATION (NOV. 1991)
                            (Reference 47.303-6(c))

F.3    CONTRACT PERIOD

The estimated contract period of performance is award through 25 January 2000. This is an R&D environment therefore, the period of performance is an estimate,. If at a later date, it becomes necessary to extend the period of performance due to the uncertainties/unknowns in an R&D environment, the, contract may be extended, but would not exceed 10 years duration in accordance with DFARS 235.002.



                                END OF SECTION F

DABT63-96-C-0089
P00007

                                    SECTION G
                          CONTRACT ADMINISTRATION DATA



G.1 SUBMISSION OF PUBLIC VOUCHERS

         a. All requests for contract financing payments shall be submitted in accordance with FAR Clause 52.232-25, Prompt Payment. The SF 1034 public voucher should identify the name, title, phone number of person responsible for the submittal: NOTE: If prepared by a copying process, one copy shall be marked "ORIGINAL".

         b. Distribution of Public Vouchers:

               (1) COST

For reimbursement of cost, the Contractor shall submit an original and four (4) copies of Public Voucher Standard Form 1034 for purchases or services to the Defense Contract Audit Agency (DCAA) for their certification.

               Defense Contract Audit Agency
               1717 S. Redwood Rd, Ste 200
               Salt Lake City, UT 84104-51 10

DCAA will forward the provisionally approved vouchers to the DFAS, as noted for payment, and one copy will be mailed to the Contracting Officer listed in (2) below .

CLINs 0001 through 0004

               DFAS Operating Location Seaside
               ATTN: DFAS-SS/DFA
               400 Gigling Road
               Seaside, CA 93955-6771
               Tele: l-800-582-8780 Facsimile 408-583-1307

CLIN 0005 and CLIN 0006

               Defense Finance and Accounting Service
               P.O. Box 182317, ATTN: DFAS-CO-ALCB
               Columbus, OH 43218-2317

               (2) FEE

For reimbursement of fee, the Contractor shall submit an original and four (4) copies of Public Voucher the Contracting Officer at the address listed below:

               Directorate of Contracting
               ATTN: ATSI-DKO-I
               Post Office Box 12748
               Fort Huachuca, AZ 85670-2748

NOTE. CONTRACT FINANCING PAYMENTS SHALL NOT BE MADE IN ACCORDANCE WITH FAR
52.232-


DABT63-96-C-0089
P00007

                                    SECTION G

                          CONTRACT ADMINISTRATION DATA

AE 97804005107007P91.98USC2527APC00ERT800S33181000MMPRTLOG98170000
In the amount of $925,986.00. These funds are anticipated to be sufficient for performance of CLINs 0001 through 0004 from award date through 24 September 1999.

AF 97X49305CAO009P8150102566MMIPH2A2MMPH2A2MPAP4290FDI:BS03318100000
In the amount of $358,584. These funds are anticipated to be sufficient for performance of CLIN 0005 for 12 months from date of award.

AG USL97199904005107007P791.98002516000000LSPRTLOG990400ERT900S33181
In the amount of $1,800,000. These funds are anticipated to be sufficient for performance of CLIN 0006 for 12 months from date of award.

      G.5 INCREMENTAL FUNDING

Of the total price of CLINs 0001 through 0006, the sum of $5,320,570 is available for payment and allotted to this contract. It is anticipated that from time to time additional funds will be allotted to this contract until the total price of the contract is fully funded. It is contemplated that funds presently allotted to this contract will cover the work to be performed through January 25, 2000. Accordingly, the contractor is working at his own risk if he expends funds beyond those currently allotted to the contract at any given time.

      G.6 ACQUISITION OF COMPUTER EQUIPMENT AND RELATED ITEMS

Equipment and supplies that cost $2,500 or more per item must be acquired competitively, and will require Contracting Officer approval prior to finalizing the purchase. The Contractor's written request shall list the following information: The proposed Contractor's name, address and telephone number, business size, cost of each item, shipping (if applicable), and total cost of the order. If item(s) are not available competitively, the Contractor shall submit a sole source justification with the request. This information can be faxed (520-538-0415) or emailed stookesberryw@huachuca-emhl.army.mil) to the Contact Specialist at the Fort Huachuca Directorate of Contracting.

      G.7 PROVISIONAL APPROVAL OF INDIRECT RATES

The previous section H.6 is hereby re-designated Section G.7.
Section G.7 is amended to read as follows:
The parties agree that the rates charged to the contract as indirect costs for the period beginning on the effective date of the contract and extending to 31 March 1997, shall be in accordance with the rates determined in the DCAA audit of 31 March 1998. Additionally, the parties agree that the forward rates applicable to the contract, beginning with the effective date of amendment P00005, shall be in accordance with the DCAA audit of 29 June 1998.

DABT63-96-C-0089
P00007

                          ADDENDUM TO STATEMENT OF WORK
                                       FOR
                    PARTNET / DARPA CONTRACT DABT63-96-C-0089



OVERVIEW
PartNET (Contractor) has been working on R&D tasks related to distributed electronic cataloging over the Internet as part of its original contract with DARPA. As the contract has proceeded, much has been learned about current and evolving technology, several new initiatives have been prioritized and scheduled by the DLA, and previous assumptions have changed that require adjustments made in the original Statement of Work. In light of the expanding scope and desired software functionality, it has become necessary to expand the number and the scope of the tasks that are to be performed by PartNET.

TASKS

         The tasks below represent additional work that is to be performed by PartNET.

         TASK 13: XML INTERFACE TO PARTNET
         Develop capabilities to interface with XML catalog servers and integrate them into a PartNET electronic catalog network. The work may include migration of part characteristic information and order status from an XML server into a PartNET electronic catalog. Additional capabilities may include incorporating part order information out to an XML server from a PartNET system. Further work may include defining or integrating industry standard XML part taxonomies and part class attributes into the PartNET taxonomy in order to support cross-vendor characteristic searches.

         TASK 14: BULK REQUISITIONING
         Develop capabilities to enable a PartNET electronic catalog to interface with non-interactive processes in bulk requisitioning. The non-interactive interface will allow third-party processes to access part information in a PartNET distributed catalog for procurement evaluation.

         TASK 15: NETWORK INTERFACE BROKER (NIB) ADMINISTRATORS UTILITY
         In order to efficiently manage and administer a PartNET electronic catalog, PartNET will develop an Administrators Utility for the Network Interface Broker (NIB). The effort will include the development of user documentation for the software. The concept will be similar to the purpose behind the development of the Vendor Kit referenced in Task 12. The Administrators Utility will allow a systems administrator to set-up and manage a PartNET catalog. Functionality may include maintenance of a parts taxonomy or hierarchy, part class attributes mapping, part class and vendor mapping, vendor connectivity maintenance, user profile and group security administration, shopping cart management NIB cache management, and order status tracking.

         TASK 16: ENHANCED BROWSER-SIDE FUNCTIONALITY
         Enhance browser client functionality by developing capabilities for more active browser logic for record sorting, filtering, and general presentation of data. This task may also include enhanced security implementation by enabling a browser-side digital certificate.

         TASK 17: eBROKER AND ePORT ORDERING
         The ePort currently represents a secure link to a vendor's product catalog database. This task will be to exploit that secure link into the vendor to a further extent by also sending orders to the vendor and placing the order directly into his database. The order will also be recorded in an order database at the eBroker. This will allow both the vendor and the government to do reporting functions on data that is currently not being captured. It also will allow real-time order status from the vendor's order database.


DABT63-96-C-0089
P00007

         TASK 18: PURCHASING APPROVAL WORKFLOW
         Attendant with many purchasing systems is the need for an official purchasing approval process. The current implementation does not support any formal approval structure for ordering. This task will focus on developing a mechanism to facilitate a Web-based purchasing approval flow.

         The tasks below are existing SOW tasks, and should be modified according to new mandates from the DLA.


         SOW TASK         MODIFICATION
         --------         ------------
         Task 1 & 4       These two tasks call for recruitment of military sites
                          and installation of client software at these military
                          sites. PartNET is now a Web-based cataloging engine,
                          so client-side software is no longer necessary nor
                          supported. The pervasive accessibility of the DLA
                          E-Mall via the Web also obviates the need for
                          recruitment of military sites for installation of
                          PartNET software.

DELIVERABLES
PartNET will provide monthly status reports to DLA program management regarding task scheduling and task status. Financial status will also be reported stating actual monthly billing, cumulative spending from the beginning of the contract, and forecast spending for future months.
PartNET will continue its quarterly task and financial reporting to DARPA as currently required by the contract.

PROPRIETARY RIGHTS
PartNET shall immediately notify DLA of the intent to use proprietary data and obtain authorization to proceed. Any PartNET software provided under this contract may be operated free of restriction by the United States Government for its own internal use but would be fully restricted from commercial use without the express written permission of PartNET.

RELEASE OF LIABILITY
The Contractor shall not be held liable for any damages not caused by gross negligence on its part that result from operation and maintenance of the E-Mall servers, NIB, VDI and application software.

BUDGET


DABT63-96-C-0089
P00007

================================================================================================================================
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                         1. CONTRACT ID CODE                 PAGE OF PAGES
                                                                                      U                          1       3
---------------------------------------------------------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.      3. EFFECTIVE DATE      4. REQUISITION/PURCHASE REQ. NO.      5. PROJECT NO. (if applicable)
            P00007                      01/21/99                   HJ1500-8364-0615                    LSPRTLOG9904/ISO
---------------------------------------------------------------------------------------------------------------------------------
6. ISSUED BY                CODE        DKO-I             7. ADMINISTERED BY                       CODE
                                                             (if other than Item 6)

                DIRECTORATE OF CONTRACTING
                ATTN: ATZS-DKO-I
                POST OFFICE BOX 12748
                FORT HUACHUCA AZ 85670-2748
                WESSELEEN STOOKESBERRY   C24 (520) 538-0416
---------------------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR                        vendor ID: 00059424     (X)     9A. AMENDMENT OF SOLICITATION NO.
   (No., street, county, State and ZIP Code)
                                                                                       ------------------------------------------
                PARTNET INC                                                              9B. DATED (SEE ITEM 11)
                423 WAKARA WAY
                SALT LAKE CITY UT 84108                                                ------------------------------------------
                                                                                         10A. MODIFICATION OF CONTRACT/ORDER NO.

                                                                                  X           DABT63-96-C-0089
                                                                                       ------------------------------------------
                                                                                         10B. DATED (SEE ITEM 13)

                                                                                              9/11/96
---------------------------------------------------------------------------------
CODE           07SP3                             FACILITY CODE
---------------------------------------------------------------------------------------------------------------------------------
                                   11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
---------------------------------------------------------------------------------------------------------------------------------
[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers [ ] is extended, [ ] is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning _____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT
THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by
virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
---------------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATE (if required)                                      Mod Obligated Amount US  $1,800,000.00

                              AG:USL97199904005107007P791.98002516000000LSPRTLOG990400ERT900S33181                EFT:  T
---------------------------------------------------------------------------------------------------------------------------------
                                13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                  IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
---------------------------------------------------------------------------------------------------------------------------------
 (X)  A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT
         ORDER NO. IN ITEM 10A.
---------------------------------------------------------------------------------------------------------------------------------
      B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
---------------------------------------------------------------------------------------------------------------------------------
      C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
  X
---------------------------------------------------------------------------------------------------------------------------------
      D. OTHER (Specify type of modification and authority)
---------------------------------------------------------------------------------------------------------------------------------
      E. IMPORTANT: Contractor [ ] is not, [X] is required to sign this document and return 1 copies to the issuing office.
---------------------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible).

                THE PURPOSE OF THIS MODIFICATION IS TO INCREASE THE OBLIGATED AMOUNT, ADD A
                IN, TO INCREASE THE VALUE OF THE CONTRACT, INCORPORATE REVISED STATEMENT
                OF WORK, DELETE SECTION F IN ITS ENTIRETY AND REPLACE WITH REVISED SECTION
                F, DELETE PAGES G-1 AND G-3 AND REPLACE WITH REVISED PAGES G-1 AND G-3,
                TO THE BASIC CONTRACT CITED IN BLOCK 10A ABOVE.

                1. a. The obligated amount of this contract is increased:

                   BY: $1,800,000   FROM: $3,520,570    TO: $5,320,570

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
---------------------------------------------------------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)                         16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
     Don R. Brown, President                                               GLORIA A. BICKLER             C12
---------------------------------------------------------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR             15C. DATE SIGNED                  16B. UNITED STATES OF AMERICA          16C. DATE SIGNED

     /s/ DON R. BROWN                     1/25/99                           BY /s/ GLORIA A. BICKLER               1-25-99
     ----------------------------------------                                 -----------------------------------
     (Signature of person authorized to sign)                                 (Signature of Contracting Officer)
=================================================================================================================================
NSN 7540-01-152-8070                                                                                STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION UNUSABLE                                                                           Prescribed by GSA
                                                                                                    FAR (48 CFR) 53.243



                                                             30-105

                         CERTIFICATE OF CURRENT COST OR
                                  PRICING DATA

     This is to certify that, to the best of my knowledge and belief, the cost or pricing data (as defined in section 15.801 of the Federal Acquisition Regulation (FAR) and required under FAR subsection 15.804-2) submitted either actually or by specific identification in writing, to the contracting officer or to the contracting officer's representative in support of DABT63-C-0089 are accurate, complete, and current as of 1-20-99. This certification includes the cost or pricing data supporting any advance agreements and forward pricing rate agreements between the offeror and the Government that are part of the proposal.

FIRM PartNet, Inc.
     ----------------------------------

SIGNATURE /s/ DON R. BROWN
          -----------------------------

NAME Don R. Brown
     ----------------------------------

TITLE CEO
      ---------------------------------

DATE OF EXECUTION 1/22/99
                  ---------------------

================================================================================================================================
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                         1. CONTRACT ID CODE                 PAGE OF PAGES
                                                                                      U                          1       2
---------------------------------------------------------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.      3. EFFECTIVE DATE      4. REQUISITION/PURCHASE REQ. NO.      5. PROJECT NO. (if applicable)
            P00008                      03/22/99
---------------------------------------------------------------------------------------------------------------------------------
6. ISSUED BY                CODE        DKO-I             7. ADMINISTERED BY                       CODE
                                                             (if other than Item 6)

                DIRECTORATE OF CONTRACTING
                ATTN: ATZS-DKO-I
                POST OFFICE BOX 12748
                FORT HUACHUCA AZ 85670-2748
                WESSELEEN STOOKESBERRY   C24 (520) 538-9416
---------------------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR                        Vendor ID: 00059424     (X)     9A. AMENDMENT OF SOLICITATION NO.
   (No., street, county, State and ZIP Code)
                                                                                       ------------------------------------------
                PARTNET INC                                                              9B. DATED (SEE ITEM 11)
                423 WAKARA WAY
                SALT LAKE CITY UT 84108                                                ------------------------------------------
                                                                                         10A. MODIFICATION OF CONTRACT/ORDER NO.

                                                                                  X           DABT63-96-C-0089
                                                                                       ------------------------------------------
                                                                                         10B. DATED (SEE ITEM 13)

                                                                                              9/11/96
---------------------------------------------------------------------------------
CODE           07SP3                             FACILITY CODE
---------------------------------------------------------------------------------------------------------------------------------
                                   11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
---------------------------------------------------------------------------------------------------------------------------------
[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers [ ] is extended, [ ] is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning _____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment number. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT
THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by
virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
---------------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATE (if required)

                              AD:97704005107007P751.01USL25.16ERT783318100MMPRTLOG9727000000000000                EFT:  T
---------------------------------------------------------------------------------------------------------------------------------
                                13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                  IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
---------------------------------------------------------------------------------------------------------------------------------
 (X)  A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT
         ORDER NO. IN ITEM 10A.
---------------------------------------------------------------------------------------------------------------------------------
      B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office,
  X      appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
---------------------------------------------------------------------------------------------------------------------------------
      C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
---------------------------------------------------------------------------------------------------------------------------------
      D. OTHER (Specify type of modification and authority)
---------------------------------------------------------------------------------------------------------------------------------
      E. IMPORTANT: Contractor [X] is not, [ ] is required to sign this document and return ___ copies to the issuing office
---------------------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.

                THE PURPOSE OF THIS MODIFICATION IS TO CHANGE PAYING STATION FOR CLIN 0001
                THRU CLIN 0006 TO DPAS-CO-ALCB, COLUMBUS, OH. DELETE SECTION Q IN ITS
                ENTIRETY AND REPLACE WITH REVISED SECTION G TO THE BASIC CONTRACT CITED IN
                BLOCK 10A ABOVE.

                1. a. Remove Section G of the Basic Contract, and incorporate new Section G.

                Changes are annotated by a vertical line in the left margin.

Except as provided herein, all terms and conditions of the documents referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
---------------------------------------------------------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)                         16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
                                                                           GLORIA A. BICKLER             C12
---------------------------------------------------------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR             15C. DATE SIGNED                  16B. UNITED STATES OF AMERICA          16C. DATE SIGNED

                                                                            BY /s/ GLORIA A. BICKLER                3-25-99
     ----------------------------------------                                 ----------------------------------
     (Signature of person authorized to sign)                                 (Signature of Contracting Officer)
=================================================================================================================================
NSN 7540-01-152-8070                                                                                STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION UNUSABLE                                                                           Prescribed by GSA
                                                                                                    FAR (48 CFR) 53.243


                                                             30-105

                            SF 30 CONTINUATION SHEET

2. All other terms and conditions remain the same.


RECAP:    TOTAL          TOTAL          TOTAL
          VALUE        OBLIGATED       UNFUNDED
          AMOUNT         AMOUNT         AMOUNT




BASIC         $3,161,986     $  756,000     $2,405,986
P00001         3,161,986      1,000,000      1,405,986
P00002         3,161,986        480,000        925,986
P00003         3,161,986          0,000        925,986
P00004         3,161,986        925,986        000,000
P00005         3,520,570        358,584        000,000      * NOTE
P00006          void             void           void
P00007         5,320,570      1,800,000        000,000      * NOTE
P00008         5,320,570          0,000          0,000

TOTAL         $5,320,000     $5,320,000     $    0,000

* NOTE: P00005 AND P00007 INCREASED THE VALUE OF THE CONTRACT.


DABT63-96-C-0089  Mod. P00009          2

                                   SECTION G
                          CONTRACT ADMINISTRATION DATA

G.1     SUBMISSION OF PUBLIC VOUCHERS

        a. All requests for contract financing payments shall be submitted in accordance with FAR Clause 52.232-25, Prompt Payment. The SF 1034 public voucher should identify the name, title, phone number of person responsible for the submittal: NOTE: If prepared by a copying process, one copy shall be marked "ORIGINAL".

        b. Distribution of public Vouchers:

                (1) COST

For reimbursement of cost, the Contractor shall submit an original and four (4) copies of Public Voucher Standard Form 1034 for purchases or services to the Defense Contract Audit Agency (DCAA) for their certification.

                Defense Contract Audit Agency
                1717 S. Redwood Rd, Ste 200
                Salt Lake City, UT 84104-5110

DCAA will forward the provisionally approved vouchers to the DFAS, as noted for payment, and one copy will be mailed to the Contracting Officer listed in (2) below.

CLINs 0001 through 0006
                Defense Finance and Accounting Service, COLUMBUS C&R P.O. Box 369016, ATTN: DFAS-CO-ALCB
                Columbus, OH 43236-9016

                DEFENSE FINANCE AND ACCOUNTING SERVICE, COLUMBUS, OHIO
                ATTN: DFAS-C0-LCOAA
                Bldg. 11 Sec 5
                Columbus, OH 43236-9016
                Lee Hayes 614 693-1105

                (2) FEE

For reimbursement of fee, the Contractor shall submit an original and four (4) copies of Public Voucher the Contracting Officer at the address listed below:

                Directorate of Contracting
                ATTN: ATSI-DKO-I
                Post Office Box 12748
                Fort Huachuca, AZ 85670-2748

NOTE: CONTRACT FINANCING PAYMENTS SHALL NOT BE MADE IN ACCORDANCE WITH FAR 52.232-25(b)(4). NO INTEREST WILL BE PAID UNDER THE TERMS AND CONDITIONS OF THIS CONTRACT. INVOICES/VOUCHERS WILL BE SUBMITTED MONTHLY.

G.2     CONTRACT ADMINISTRATION DATA

Bidders/offerors office which will receive payment, supervise, and administer resulting

DABT63-96-C-0089
P00010

                                   SECTION G
                          CONTRACT ADMINISTRATION DATA

contract:

               PartNet Inc.
               423 Wakara Way
               Suite 216
               Salt Lake City, UT 84180
               Telephone Number: (801) 581-1118/30

G.3     GOVERNMENT CONTRACT ADMINISTRATOR

Administration of this contract shall be performed by:

               Directorate of Contracting
               ATTN.: ATZS-DKO-I
               Post Office Box 748
               Fort Huachuca, Arizona 85613-0748
               Point of Contact: Wesseleen Stookesberry
               Telephone Number: (520) 538-0416

G.4    ACCOUNTING CLASSIFICATION

AA  9760400510900004P7510100000.25.160EAT600DOC00MPRTLOG9660000S33181
in the amount of $600,000. These funds are anticipated to be sufficient for performance of CLINs 0001 through 0004 from award date through April 30, 1997.

AB  AA1761804.12UB00068939000000688922D00PNIS0800068939602597Q0000000
in the amount $156,000. These funds are anticipated to be sufficient for performance of CLINs 0001 through 00004 from award date through April 30, 1997.

AC 97704005107007P751.01USL.OAPCERT70D0CMMPRT60G9711S331810000000000 in the
amount of $1,000,000.00. These funds are anticipated to be sufficient for performance of CLINs 0001 through 0004 from award date through April 30, 1998.

AD 97704005107007P751.01USL25.16ERT7S3318100MMPRTLOG9727000000000000
in the amount of $480,000.00. These funds are anticipated to be sufficient for performance of CLINs 0001 through 0004 from award date through April 30, 1998.

AE 97804005107007P91.98USC2527APC00ERT800S33181000MMPRTLOG98170000 In the
amount of $925,986.00. These funds are anticipated to be sufficient for performance of CLINs 0001 through 0004 from award date through 24 September 1999.

AF 97X49305CAO009P8150102566MMIPH2A2MMPH2A2MPAP4290FDI:BS03318100000 In the
amount of $358,584. These funds are anticipated to be sufficient for performance of

                                   SECTION G
                          CONTRACT ADMINISTRATION DATA

CLIN 0005 for 12 months from date of award.

AG USL97199904005107007P791.98002516000000LSPRTLOG990400ERT900S33181 In the
amount of $1,800,000. These funds are anticipated to be sufficient for performance of CLIN 0006 for 12 months from date of award.

G.5     INCREMENTAL FUNDING

Of the total price of CLINs 0001 through 0006, the sum of $5,320,570 is available for payment and allotted to this contract. It is anticipated that from time to time additional funds will be allotted to this contract until the total price of the contract is fully funded. It is contemplated that funds presently allotted to this contract will cover the work to be performed through January 25, 2000. Accordingly, the contractor is working at his own risk if he expends funds beyond those currently allotted to the contract at any given time.

G.6    ACQUISITION OF COMPUTER EQUIPMENT AND RELATED ITEMS

Equipment and supplies that cost $2,500 or more per item must be acquired competitively, and will require Contracting Officer approval prior to finalizing the purchase. The Contractor's written request shall list the following information: The proposed Contractor's name, address and telephone number, business size, cost of each item, shipping (if applicable), and total cost of the order. If item(s) are not available competitively, the Contractor shall submit a sole source justification with the request. This information can be faxed (520-538-0415) or emailed stookesberryw@huachuca-emh1.army.mil) to the Contract Specialist at the Fort Huachuca Directorate of Contracting.

G.7    PROVISIONAL APPROVAL OF INDIRECT RATES

The previous section H.6 is hereby re-designed Section G.7.
Section G.7 is amended to read as follows:
The parties agree that the rates charged to the contract as indirect costs for the period beginning on the effective date of the contract and extending to 31 March 1997, shall be in accordance with the rates determined in the DCAA audit of 31 March 1998. Additionally, the parties agree that the forward rates applicable to the contract, beginning with the effective date of amendment P00005, shall be in accordance with the DCAA audit of June 29, 1998.

                                END OF SECTION G

================================================================================================================================
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                         1. CONTRACT ID CODE                 PAGE OF PAGES
                                                                                      U                          1       2
---------------------------------------------------------------------------------------------------------------------------------
1. AMENDMENT/MODIFICATION NO.      3. EFFECTIVE DATE      4. REQUISITION/PURCHASE REQ. NO.      5. PROJECT NO. (if applicable)
            P00009                      03/30/99
---------------------------------------------------------------------------------------------------------------------------------
6. ISSUED BY                CODE        DKO-I             7. ADMINISTERED BY                       CODE
                                                             (if other than Item 6)

                DIRECTORATE OF CONTRACTING
                ATTN: ATZS-DKO-I
                POST OFFICE BOX 12748
                FORT HUACHUCA AZ 85670-2748
                WESSELEEN STOOKESBERRY   C24 (520) 538-0416
---------------------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR                        Vendor ID: 00059424     (X)     9A. AMENDMENT OF SOLICITATION NO.
   (No., street, county, State and ZIP Code)
                                                                                       ------------------------------------------
                PARTNET INC.                                                             9B. DATED (SEE ITEM 11)
                615 ARAPEEN DRIVE
                SUITE 204                                                              ------------------------------------------
                SALT LAKE CITY UT 84108                                                  10A. MODIFICATION OF CONTRACT/ORDER NO.

                                                                                  X           DABT63-96-C-0089
                                                                                       ------------------------------------------
                                                                                         10B. DATED (SEE ITEM 13)

                                                                                              9/11/96
---------------------------------------------------------------------------------
CODE           07SP3                             FACILITY CODE
---------------------------------------------------------------------------------------------------------------------------------
                                   11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
---------------------------------------------------------------------------------------------------------------------------------
[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers [ ] is extended, [ ] is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning _____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment number. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT
THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by
virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
---------------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (if required)

                              AD:97704005107007P751.D1USL25.16ERT783318100MMPRTLOG9727000000000000                EFT:  T
---------------------------------------------------------------------------------------------------------------------------------
                                13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                  IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
---------------------------------------------------------------------------------------------------------------------------------
 (X)  A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT
         ORDER NO. IN ITEM 10A.
---------------------------------------------------------------------------------------------------------------------------------
      B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office,
  X      appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
---------------------------------------------------------------------------------------------------------------------------------
      C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
---------------------------------------------------------------------------------------------------------------------------------
      D. OTHER (Specify type of modification and authority)
---------------------------------------------------------------------------------------------------------------------------------
      E. IMPORTANT: Contractor [X] is not, [ ] is required to sign this document and return ___ copies to the issuing office.
---------------------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.

                THE PURPOSE OF THIS MODIFICATION IS TO CHANGE THE ADDRESS TO THE
                BASIC CONTRACT CITED IN BLOCK 10A ABOVE.

                1. The address is changed:
                   FROM: PartNet Inc.
                   423 Wakara Way
                   Salt Lake City, UT 84108

Except as provided herein, all terms and conditions of the documents referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
---------------------------------------------------------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)                         18A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
                                                                           BARBARA C. VANDOREN           C22
---------------------------------------------------------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR             15C. DATE SIGNED                  19B. UNITED STATES OF AMERICA          18C. DATE SIGNED

                                                                            BY /s/ BARBARA C. VANDOREN            31 MAR. 99
     ----------------------------------------                                 -----------------------------------
     (Signature of person authorized to sign)                                  (Signature of Contracting Officer)
=================================================================================================================================
NSN 7540-01-152-8070                                                                                STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION UNUSABLE                                                                           Prescribed by GSA
                                                          30-105                                    FAR (48 CFR) 53.243

                            SF 30 CONTINUATION SHEET

     TO:  PartNet Inc.
          615 Arapeen Drive
          Suite 204
          Salt Lake City, UT 84108

2.   All other terms and conditions remain the same.


          VALUE        OBLIGATED       UNFUNDED
          AMOUNT         AMOUNT         AMOUNT




BASIC         $3,161,986     $  756,000     $2,405,986
P00001         3,161,986      1,000,000      1,405,986
P00002         3,161,986        480,000        925,986
P00003         3,161,986          0,000        925,986
P00004         3,161,986        925,986        000,000
P00005         3,520,570        358,584        000,000      * NOTE
P00006          void             void           void
P00007         5,320,000      1,800,000        000,000      * NOTE
P00008         5,320,570          0,000        000,000
P00009          admin             0,000        000,000     ** NOTE

TOTAL         $5,320,000     $5,320,000     $    0,000

*  NOTE: P00005 AND P00006 INCREASED THE VALUE OF THE CONTRACT.

** NOTE: ADDRESS CHANGE.


DABT63-96-C-0089  Mod. P00009          2

================================================================================================================================
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                         1. CONTRACT ID CODE                 PAGE OF PAGES
                                                                                      U                          1       2
---------------------------------------------------------------------------------------------------------------------------------
1. AMENDMENT/MODIFICATION NO.      3. EFFECTIVE DATE      4. REQUISITION/PURCHASE REQ. NO.      5. PROJECT NO. (if applicable)
            P00019                      07/13/99                   MJ1900-9090-0859                 LSPRT-LOG-99-26
---------------------------------------------------------------------------------------------------------------------------------
6. ISSUED BY                CODE        DKO-I             7. ADMINISTERED BY                       CODE
                                                             (if other than Item 6)

                DIRECTORATE OF CONTRACTING
                ATTN: ATZS-DKO-I
                POST OFFICE BOX 12748
                FORT HUACHUCA AZ 85670-2748
                WESSELEEN STOOKESBERRY   C24 (520) 538-0416
---------------------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR                        Vendor ID: 00059424     (X)     9A. AMENDMENT OF SOLICITATION NO.
   (No., street, county, State and ZIP Code)
                                                                                       ------------------------------------------
                PARTNET INC.                                                             9B. DATED (SEE ITEM 11)
                615 ARAPEEN DRIVE
                SUITE 204                                                              ------------------------------------------
                SALT LAKE CITY UT 84108                                                  10A. MODIFICATION OF CONTRACT/ORDER NO.

                                                                                  X           DABT63-96-C-0089
                                                                                       ------------------------------------------
                                                                                         10B. DATED (SEE ITEM 13)

                                                                                              9/11/96
---------------------------------------------------------------------------------
CODE           07SP3                             FACILITY CODE
---------------------------------------------------------------------------------------------------------------------------------
                                   11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
---------------------------------------------------------------------------------------------------------------------------------
[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers [ ] is extended, [ ] is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning _____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment number. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT
THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by
virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
---------------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (if required)                                      Mod Obligated Amount US  $450,000.00
                              AN:9719990400 5107 007 P791 .98 USL 25.27LSPRTLOG9926 APC34T9 S33181                   EFT: T
---------------------------------------------------------------------------------------------------------------------------------
                                13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                  IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
---------------------------------------------------------------------------------------------------------------------------------
 (X)  A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT
         ORDER NO. IN ITEM 10A.
---------------------------------------------------------------------------------------------------------------------------------
      B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
---------------------------------------------------------------------------------------------------------------------------------
      C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
  X
---------------------------------------------------------------------------------------------------------------------------------
      D. OTHER (Specify type of modification and authority)
---------------------------------------------------------------------------------------------------------------------------------
      E. IMPORTANT: Contractor [X] is not, [ ] is required to sign this document and return ___ copies to the issuing office.
---------------------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.

                THE PURPOSE OF THIS MODIFICATION IS TO INCREASE THE OBLIGATED
                AMOUNT, INCREASE THE VALUE OF THE CONTRACT, ADD A CLIN, INCORPORATE THE
                ADDENDUM TO THE STATEMENT OF WORK, DELETE SECTION F IN ITS ENTIRETY AND
                REPLACE WITH REVISED SECTION F, DELETE SECTION G IN ITS ENTIRETY AND
                REPLACE WITH REVISED PAGES G-1 THROUGH G-3 TO THE BASIC CONTRACT CITED IN
                BLOCK 10A ABOVE.

                1. a. The obligated amount of this contract is increased:

Except as provided herein, all terms and conditions of the documents referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
---------------------------------------------------------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)                         18A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
                                                                           GLORIA A. BICKLER             C12
---------------------------------------------------------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR             15C. DATE SIGNED                  19B. UNITED STATES OF AMERICA          18C. DATE SIGNED

                                                                          BY /s/ GLORIA A. BICKLER                7/28/99
     ----------------------------------------                                 -----------------------------------
     (Signature of person authorized to sign)                                (Signature of Contracting Officer)
=================================================================================================================================
NSN 7540-01-152-8070                                                                                STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION UNUSABLE                                30-105                                     Prescribed by GSA
                                                                                                    FAR (48 CFR) 53.243


                            SF 30 CONTINUATION SHEET

                BY: $450,000    FROM: $5,320,570        TO: $5,770,570

        b.      CLIN 0007 is being added to the Basic in the amount of $450,000.

2.      The value of this contract is increased:

                BY: $450,000    FROM: $5,320,570        TO: $5,770,570

3. Incorporate the Addendum to Statement of Work, "PartNET Purchase of WebMethods and Phaos COTS" DABT63-96-C-0089 at Section C.

4. Remove Section F, of the Basic Contract and replace with revised page F-1. Changes are annotated by a vertical line in the left margin.

5. Remove Section G, pages G-1 through G-3 and replace with revised pages G-1 through G-3. Changes are annotated by a vertical line in the left margin.

6.      All other terms and conditions remain the same.

                  TOTAL                   TOTAL                   TOTAL
                  VALUE                 OBLIGATED                UNFUNDED
RRCAP:            AMOUNT                  AMOUNT                  AMOUNT
BASIC           $3,161,986              $  756,000              $2,405,986
MOD #1           3,161,986               1,000,000               1,405,986
MOD #2           3,161,986                 480,000                 925,986
MOD #3           3,161,986                   0,000                 925,986
MOD #4           3,161,986                 925,986                   0,000
MOD #5           3,520,570                 358,584                   0,000 *NOTE
MOD #6                void                    void                    void
MOD #7           5,320,570               1,800,000                   0,000 *NOTE
MOD #8           5,320,570                   0,000                   0,000
MOD #9               admin                   0,000                   0,000 **NOTE
MOD #10         $5,770,570                 450,000                   0,000 **NOTE

TOTAL           $5,770,570              $5,770,570                   0,000

* NOTE: P00005 AND P00007 AND P00010 INCREASED THE VALUE OF THE CONTRACT.

** NOTE: P00009 ADDRESS CHANGE.

7.      Period of Performance remains 25 January 2001.

                                   SECTION F
                          DELIVERABLES AND PERFORMANCE

F.1     52.242-0015 I   STOP-WORK ORDER (AUG. 1989) -- ALTERNATE I (APR 1984)
                        (Reference 42.1305(b)(2))

F.2     52.247-0034     F.O.B. DESTINATION (NOV. 1991)
                        (Reference 47.303-6(c))

F.3     CONTRACT PERIOD

The estimated contract period of performance is award through 25 January 2001. This is an R&D environment therefore, the period of performance is an estimate. If at a later date, it becomes necessary to extend the period of performance due to the uncertainties/unknowns in an R&D environment, the contract may be extended, but would not exceed 10 years duration in accordance with DFARS 235.002.



                                END OF SECTION F

                                   SECTION G
                          CONTRACT ADMINISTRATION DATA

G.1     SUBMISSION OF PUBLIC VOUCHERS

        a. All requests for contract financing payments shall be submitted in accordance with FAR Clause 52.232-25, Prompt Payment. The SF 1034 public voucher should identify the name, title, phone number of person responsible for the submittal: NOTE: If prepared by a copying process, one copy shall be marked "ORIGINAL".

        b. Distribution of public Vouchers:

                (1) COST

For reimbursement of cost, the Contractor shall submit an original and four (4) copies of Public Voucher Standard Form 1034 for purchases or services to the Defense Contract Audit Agency (DCAA) for their certification.

                Defense Contract Audit Agency
                1717 S. Redwood Rd, Ste 200
                Salt Lake City, UT 84104-5110

DCAA will forward the provisionally approved vouchers to the DFAS office (as noted below) for all CLINS noted for payment, and one copy will be mailed to the Contracting Officer listed in (2) below.

CLINs 0001 through 0007
                Defense Finance and Accounting Service
                P.O. Box 182317, ATTN: DFAS-CO-ALCB
                Columbus, OH 43218-2317

                (2) FEE

For reimbursement of fee, the Contractor shall submit an original and four (4) copies of Public Voucher the Contracting Officer at the address listed below:

                Directorate of Contracting
                ATTN: ATSI-DKO-I
                Post Office Box 12748
                Fort Huachuca, AZ 85670-2748

NOTE: CONTRACT FINANCING PAYMENTS SHALL NOT BE MADE IN ACCORDANCE WITH FAR 52.232-25(b)(4). NO INTEREST WILL BE PAID UNDER THE TERMS AND CONDITIONS OF THIS CONTRACT. INVOICES/VOUCHERS WILL BE SUBMITTED MONTHLY.

G.2     CONTRACT ADMINISTRATION DATA

Bidders/offerors office which will receive payment, supervise, and administer resulting

DABT63-96-C-0089
P00010

                                   SECTION G
                          CONTRACT ADMINISTRATION DATA


contract:

               PartNet Inc.
               423 Wakara Way
               Suite 216
               Salt Lake City, UT 84180
               Telephone Number: (801) 581-1118/30

G.3  GOVERNMENT CONTRACT ADMINISTRATOR

Administration of this contract shall be performed by:

               Directorate of Contracting
               ATTN.: ATZS-DKO-I
               Post Office Box 748
               Fort Huachuca Arizona 85613-0748
               Point of Contact: Wesseleen Stookesberry
               Telephone Number: (520) 538-0416

G.4  ACCOUNTING CLASSIFICATION

AA   9760400510900004P7510100000.25.160EAT600DOC00MPRTLOG9660000S33181 in the
amount of $600,000. These funds are anticipated to be sufficient for performance of CLINs 0001 through 0004 from award date through April 30, 1997.

AB   AA1761804.12UB00068939000000688922D00PNIS0800068939602597Q0000000 in the
amount of $156,000. These funds are anticipated to be sufficient for performance of CLINs 0001 through 0004 from award date through April 30, 1997.

AC   97704005107007P751.01USL.OAPCERT70D0CMMPRT60G9711S331810000000000 in the
amount of $1,000,000.00. These funds are anticipated to be sufficient for performance of CLINs 0001 through 0004 from award date through April 30, 1998.

AD   97704005107007P751.01USL25.16ERT7S3318100MMPRTLOG9727000000000000 in the
amount of $480,000.00. These funds are anticipated to be sufficient for performance of CLINs 0001 through 0004 from award date through April 30, 1998.

AE   97804005107007P91.98USC2527APC00ERT800S33181000MMPRTLOG98170000 In the
amount of $925,986.00. These funds are anticipated to be sufficient for performance of CLINs 0001 through 0004 from award date through 24 September 1999.

AF   97X49305CAO009P8150102566MMIPH2A2MMPH2A2MPAP4290FDI:BS03318100000 In the
amount of $358,584. These funds are anticipated to be sufficient for performance of

DABT63-96-C-0089
P00010

                                   SECTION G
                          CONTRACT ADMINISTRATION DATA

CLIN 0005 for 12 months from date of award.

AG USL97199904005107007P791.98002516000000LSPRTLOG9940400ERT900S33181
In the amount of $1,800,000. These funds are anticipated to be sufficient for performance of CLIN 0006 for 12 months from date of award.

AH 9719990400 5107 007 P791.98 USL 25.27LSPRTLOG9926 APC 34T9 S33181
In the amount of $450,000. These funds are anticipated to be sufficient for performance of CLIN 0007 through 25 January 2001

G.5 INCREMENTAL FUNDING

Of the total price of CLINs 0001 through 0007, the sum of $5,770,570 is available for payment and allotted to this contract. It is anticipated that from time to time additional funds will be allotted to this contract until the total price of the contract is fully funded. It is contemplated that funds presently allotted to this contract will cover the work to be performed through January 25, 2001. Accordingly, the contractor is working at his own risk if he expends funds beyond those currently allotted to the contract at any given time.

G.6 ACQUISITION OF COMPUTER EQUIPMENT AND RELATED ITEMS

Equipment and supplies that cost $2,500 or more per item must be acquired competitively, and will require Contracting Officer approval prior to finalizing the purchase. The Contractor's written request shall list the following information: The proposed Contractor's name, address and telephone number, business size, cost of each item, shipping (if applicable), and total cost of the order. If item(s) are not available competitively, the Contractor shall submit a sole source justification with the request. This information can be faxed (520-538-0415) or emailed stookesberryw@huachuca-emh1.army.mil) to the Contact Specialist at the Fort Huachuca Director of Contracting.

G.7 PROVISIONAL APPROVAL OF INDIRECT RATES

The previous section H.6 is hereby re-designated Section G.7.
Section G.7 is amended to read as follows:
The parties agree that the rates charged to the contract as indirect costs for the period beginning on the effective date of the contract and extending to 31 March 1997, shall be in accordance with the rates determined in the DCAA audit of 31 March 1998. Additionally, the parties agree that the forward rates applicable to the contract, beginning with the effective date of amendment P00005, shall be in accordance with the DCAA audit of 29 June 1998.

                                END OF SECTION G

DABT63-96-C-0089
P00010                                G-3

================================================================================================================================
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                         1. CONTRACT ID CODE                 PAGE OF PAGES
                                                                                      U                          1       3
---------------------------------------------------------------------------------------------------------------------------------
1. AMENDMENT/MODIFICATION NO.      3. EFFECTIVE DATE      4. REQUISITION/PURCHASE REQ. NO.      5. PROJECT NO. (if applicable)
            P00019                      11/17/99                   RF1600-6122-0788                 DLA
---------------------------------------------------------------------------------------------------------------------------------
6. ISSUED BY                CODE        DKO-I             7. ADMINISTERED BY                       CODE
                                                             (if other than Item 6)

                DIRECTORATE OF CONTRACTING
                ATTN: ATZS-DKO-I
                POST OFFICE BOX 12748
                FORT HUACHUCA AZ 85670-2748
                WESSELEEN STOOKESBERRY   C24 (520) 538-0416
---------------------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR                        Vendor ID: 00059424     (X)     9A. AMENDMENT OF SOLICITATION NO.
   (No., street, county, State and ZIP Code)
                                                                                       ------------------------------------------
                PARTNET INC.                                                             9B. DATED (SEE ITEM 11)
                615 ARAPEEN DRIVE
                SUITE 204                                                              ------------------------------------------
                SALT LAKE CITY UT 84108                                                  10A. MODIFICATION OF CONTRACT/ORDER NO.

                                                                                  X           DABT63-96-C-0089
                                                                                       ------------------------------------------
                                                                                         10B. DATED (SEE ITEM 13)

                                                                                              9/11/96
---------------------------------------------------------------------------------
CODE           07SP3                             FACILITY CODE
---------------------------------------------------------------------------------------------------------------------------------
                                   11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
---------------------------------------------------------------------------------------------------------------------------------
[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers [ ] is extended, [ ] is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning _____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment number. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT
THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by
virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
---------------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (if required)                                      Mod Obligated Amount US  $0.00
                              ACRN: XX
                              THIS MODIFICATION IS NOT AN OBLIGATION OF FUNDS.                                    EFT: T
---------------------------------------------------------------------------------------------------------------------------------
                                13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                  IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
---------------------------------------------------------------------------------------------------------------------------------
 (X)  A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT
         ORDER NO. IN ITEM 10A.
---------------------------------------------------------------------------------------------------------------------------------
      B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
---------------------------------------------------------------------------------------------------------------------------------
      C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
  X      IAW MUTUAL AGREEMENT
---------------------------------------------------------------------------------------------------------------------------------
      D. OTHER (Specify type of modification and authority)
---------------------------------------------------------------------------------------------------------------------------------
      E. IMPORTANT: Contractor [ ] is not, [X] is required to sign this document and return ___ copies to the issuing office.
---------------------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.

                The purpose of this modification is to realign funding for contract Line
                Item numbers 0005 and 0006 and re-state the entire CLIN structure on the contract cited in Block 10A above. this realignment does not alter the dollar amount of the order.

                a. CLIN 0001 amount is increased by $43,570.27, from: $356,583.40, to:
                $401,154.87.

Except as provided herein, all terms and conditions of the documents referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
---------------------------------------------------------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)                         18A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
     Steve Bowen, Vice President                                           BARBARA C. VANDOREN           C22
---------------------------------------------------------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR             15C. DATE SIGNED                  19B. UNITED STATES OF AMERICA          18C. DATE SIGNED

     Steve Bowen                           Dec. 2, 1999                   BY /s/ BARBARA C. VANDOREN              2 Dec 99
     ----------------------------------------                                 -----------------------------------
     (Signature of person authorized to sign)                                 (Signature of Contracting Officer)
=================================================================================================================================
NSN 7540-01-152-8070                                                                                STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION UNUSABLE                                                                           Prescribed by GSA
                                                                                                    FAR (48 CFR) 53.243

                                                               30-105

                            SF 30 CONTINUATION SHEET

b.   CLIN 0006 amount is decreased by: <$42,570.27>, from: $1,800,000.00, to:
$1,757,429.73.

c.   Total dollar amount of order remains unchanged at: $5,770,570.00.

d.   Period of performance remains 25 January 2001.

e.   All other terms and conditions remain unchanged.


DABT63-96-C-0089 Mod. P00013           2

                     SUPPLIES OR SERVICES AND PRICES/COSTS


ITEM              DESCRIPTION                      QUANTITY    U/I       UNIT PRICE      AMOUNT
----              -----------                      --------    ---       ----------      ------
0001   THE CONTRACTOR SHALL PROVIDE ALL THE            1.00     JB    3161986.000000   3,161,986.00
       NECESSARY PERSONNEL AND FACILITIES TO
       PERFORM RESEARCH AND DEVELOPMENT ON AN
       INFORMATION INFRASTRUCTURE FOR DEFENSE
       LOGISTICS, IN ACCORDANCE WITH SECTION C
       OF THE CONTRACT, AND STATEMENT OF WORK
       DATED AUGUST 9, 1996. THE CONTRACTOR'S
       TECHNICAL PROPOSAL IS INCORPORATED BY
       REFERENCE.
       PR Number: HJ1500-6129-0798

0002   TRAVEL (INCLUDES G&A)                           1.00     LT               NSP            NSP


003    EQUIPMENT AND SUPPLIES                          1.00     LO               NSP            NSP
       (INCLUDES G&A)


0004   CONTRACT DATA REQUIREMENTS LIST                 1.00     LT               NSP            NSP
       IDENTIFIED AT EXHIBIT A
       CDRL A001 $NSP
       CDRL A002 $NSP
       CDRL A003 $NSP


0005   RESEARCH AND DEVELOPMENT IAW ADDENDUM TO        1.00     LT     400154.270000     401,154.27
       THE STATEMENT OF WORK DATED, 3/27/98.


0006   RESEARCH AND DEVELOPMENT IAW ADDENDUM TO        1.00     lt    1757429.730000   1,757,429.73
       THE STATEMENT OF WORK ATTACHED.


0007   RESEARCH AND DEVELOPMENT IAW ADDENDUM TO        1.00     LT     450000.000000     450,000.00
       THE STATEMENT OF WORK ATTACHED.

                 PARTNET INTEGRATION OF WEBMETHODS, REMEDY, AND
                               PHAOS COTS SOFTWARE

                                STATEMENT OF WORK



OBJECTIVE OF WEBMETHODS COTS

Investigate the feasibility of constructing XML wrappers for accessing data from on-line web sources that may be integrated as suppliers. This would be accomplished without any software being installed at the supplier's site and would access and use the native capabilities of the supplier's on-line catalog.

TASKS

1. Integrate the webMethods software with PartNET eCommerce software so that commercial web catalog sites can be accessed using a PartNET eBroker system.

2. Modify the PartNET administration tools so that a PartNET eBroker administrator can make the configurations necessary into order to build an XML wrapper and access a commercial web catalog site.

3. Build wrappers that will be used via webMethods and PartNET software to integrate selected commercial vendor web catalog sites into the DoD EMALL.

DELIVERABLES

1. Report on feasibility testing of integrating typical commercial and government web sites into the DoD EMALL.

OBJECTIVE OF PHAOS COTS

This software would enable encryption between our various software modules, namely the eBroker and ePort. This software would partially replace the existing RSA software that PartNET currently uses. This software allows for the insertion of a variety of encryption technologies in to the PartNET eBroker and ePort modules.

DELIVERABLES

1. An ePort that eliminates the per copy license fee that the government must pay for each ePort installed.

OBJECTIVE OF REMEDY PURCHASING APPROVAL WORKFLOW COTS

Investigate the feasibility of implementing purchasing approval workflow using the Remedy Purchasing@Work application. The purpose is to implement a pilot program at a government site to determine the feasibility of integrating purchasing approval workflow into PartNET.

TASKS

1. Implement a pilot web based e-mall site at a government organization where PartNET catalog and ordering capabilities are integrated with the Remedy Purchasing@Work application.

2. Bring up commercial and/or government depots on the pilot e-mall site as suppliers.

Proposed Log R D Budget                  Page 1                        10/22/99



  DIRECT COSTS                    ANNUAL RATE       HOURLY RATE        HOURS/MONTH     MONTHLY COST       TOTAL COST
  ------------                    -----------       -----------        -----------     ------------       ----------
Database Engineer                   $ 65,000             $31               60            $  1,875           11,250
Software Engineer                   $ 85,000             $41              103            $  4,200           25,197
Project Manager                     $105,000             $50               20            $  1,010            6,058
                                                                                         -------------------------
          TOTAL LABOR COSTS                                                              $  7,084           42,505

Fringe @20.4%                                                                            $  1,445            8,671         20.40%
Overhead @028.16%                                                                        $  2,402           14,411         28.16%
                                                                                         -------------------------
          SUBTOTAL                                                                         10,931           65,587

Travel                                                                                   $  2,000           12,000
                                                                                         -------------------------
          SUBTOTAL                                                                       $ 12,931         $ 77,587

Software

 WebMethods                                                                                12,500           75,000
 Remedy                                                                                    16,667          100,000
 Phaos,                                                                                     2,500           15,000
                                                                                         -------------------------
          SUBTOTAL                                                                       $ 44,598         $267,587

Hardware                                                                                    1,667         $ 10,000
                                                                                         -------------------------
          SUBTOTAL                                                                       $ 46,265         $277,587

Sub-Contract

 Technical Writer                                        $50              100            $  5,000           30,000
                                                                                         -------------------------
          SUBTOTAL                                                                       $ 51,265         $307,587

G&A @33%                                                                                 $ 16,917          101,504        33.00%
                                                                                         -------------------------
          SUBTOTAL                                                                       $ 68,182         $409,091

Fee @ 10%                                                                                $  6,818           40,909
                                                                                         =========================
      TOTAL BUDGET                                                                       $ 75,000          450,000





                          Prepared by Don R. Brown 10/22/99              Page I

Statement of Work Addendum                                              PartNET
================================================================================



                          Addendum to Statement of Work
                                       for
                     PartNET/DARPA Contract DABT63-96-C-0089



1 INTRODUCTION

PartNET (Contractor) is under contract with the DoD to perform Research and Development related to distributed electronic cataloging over the Internet as part of its original contract with DARPA. This addendum seeks to continue work that is deemed to be in the course of the evolution of mainstream electronic commerce and should help to position DoD e-commerce activities in this field for the next several years.

1.1 OVERVIEW

      This Statement of Work (SOW) is a pilot for integration of PartNET's World Wide Web Catalog Software (eBroker and ePort) with Parametric Technology Corporation's (PTC) InPart World Wide Web Software for the DoD Electronic Mall (EMall) Search Engine Software.

      The objective is a proof-of-concept of the two companies' product offerings to enhance the functionality of the EMall. The combined product offers the power of searching parts using PTC's Computer Aided Design
      (CAD) catalog with PartNET's distributed, real-time shopping cart and ordering submission to DLA MOMS.

2 TASKS

The tasks below represent additional work that is to be performed by PartNET.

2.1 DEVELOP SOFTWARE

      Interfaces        Links from the InPart catalog will be provided to allow
      Between           a part found in InPart to be added to a PartNET shopping
      Partnet &         cart. Software will be developed as needed to facilitate
      Inpart            the integration.

                        PartNET will oversee and manage research, development and the integration of its software with the PTC software for this pilot and ensure the pilot is consistent with the DoD EMall architecture.





--------------------------------------------------------------------------------
09/01/99 CONFIDENTIAL, COPYRIGHT 1999, PARTNET, INC.

Statement of Work Addendum                                              PartNET
================================================================================



2.2 RECRUIT VENDORS

      Set-up vendors    At least one vendor will be set-up with a PartNET ePort
      with ePorts       for the pilot.

2.3 OPERATE PILOT

      Pilot             PartNET will configure and maintain its software and
      Configuration     will make best efforts to ensure performance and
      and               availability of the integrated software during the pilot
      Maintenance       period.

2.4 EVALUATE PILOT

      Evaluation        PartNET will provide an evaluation report at the end of
                        the pilot period that will include recommendations for or against using the technology developed in the EMall production environment.












--------------------------------------------------------------------------------
09/01/99 CONFIDENTIAL, COPYRIGHT 1999, PARTNET, INC.                           2

Statement of Work Addendum                                              PartNET
================================================================================



3 DELIVERABLES


3.1 PTC INPART CATALOG SUBSCRIPTION

3 site licenses for PTC InPart Catalog Subscriptions will be provided for the pilot period (90 days).


3.2 VENDOR EPORTS

PartNET ePorts will be installed and maintained for the pilot period.


3.3 FINANCIAL REPORTS

As applicable, the PTC PartNET pilot will be included in ParTNET's quarterly task and financial reporting to DARPA as currently required by the contract.


3.4 FINAL Evaluation REPORT

At the end of the pilot, a final report will be delivered stating the findings of the pilot and recommendations.


4 PERIOD OF PERFORMANCE

The estimated contract period of performance for this SOW is 1 September 1999 through 31 March 2000. This is an R&D environment, therefore the period of performance is an estimate. If at a later date it becomes necessary to extend the period of performance due to the uncertainties/unknowns in an R&D environment, the contract may be extended, but would not exceed 10 years duration in accordance with DFARS 235.002.


5 PROPRIETARY RIGHTS

PartNET shall immediately notify DLA of the intent to use proprietary data and obtain authorization to proceed. Any PartNET software provided under this contract may be operated free of restriction by the United States Government for its own internal use but would be fully restricted from commercial use without the express written permission of PartNET.


6 RELEASE OF LIABILITY

The Contractor shall not be held liable for any damages not caused by gross negligence on its part that result from this pilot.





--------------------------------------------------------------------------------
09/01/99 CONFIDENTIAL, COPYRIGHT 1999, PARTNET, INC.                           3

Statement of Work Addendum                                              PartNET
================================================================================



APPENDIX A: PARTNET BUDGET


BUDGET
DIRECT COSTS      ANNUAL RATE   HOURLY RATE  HOURS/MONTH      ANNUAL COST
Sub Contract                                                    99,800
                                                               -------
      SUBTOTAL                                                  99,800

G&A @ 33.06%                                                     32,994        33.06%
                                                               -------
      SUBTOTAL                                                 132,794

Fee @ 10%                                                       13,279
                                                               =======
      TOTAL                                                    146,073







--------------------------------------------------------------------------------
09/01/99 CONFIDENTIAL, COPYRIGHT 1999, PARTNET, INC.                           4

Statement of Work Addendum                                              PartNET
================================================================================

APPENDIX B: PTC QUOTATION


            [PARAMETRIC LOGO]                QUOTATION

                               8000 TOWERS CRESCENT DRIVE, SUITE 1350
                                          VIENNA, VA 22182

      Sales Person:     Tom Bacigalupo    CUSTOMER: PartNET (Attn: Don Brown)
      Phone:            703-760-7810                615 Arapeen Drive, Suite 204
      Fax:              703-760-7899                Salt Lake City, Utah 84108
      Quote Date:       31-Aug-99                   (o) 801-581-1118
      Quote Expiration: 25-Sep-99                   (f) 801-581-1785


QTY.   PRODUCT DESCRIPTION                        UNIT-LIST                EXTENDED PRICE
----   -------------------                        ---------                --------------
       SOFTWARE

 3     InPart Mechanical Part                     $ 11,100.00              $ 33,300.00
       Catalogue Subscript
       3 SITE 90 DAY PILOT

                                                  SOFTWARE SUBTOTAL        $ 33,300.00

QTY.   PRODUCT DESCRIPTION                        UNIT-LIST                EXTENDED PRICE
----   -------------------                        ---------                --------------
       TRAINING & CONSULTING

18     One Day visit per site every two weeks     $1,750.00                $ 31,500.00

                                                  TRAINING AND
                                                  SUPPORT SUBTOTAL         $ 31,500.00

QTY.   PRODUCT DESCRIPTION                        UNIT-LIST                EXTENDED PRICE
----   -------------------                        ---------                --------------
       INTEGRATION/DEVELOPMENT

200    Development Hours/Integration              $  175.00                $ 35,000.00

                                                  DEVELOPMENT SUBTOTAL     $ 35,000.00
                                                  TOTAL                    $ 99,800.00

--------------------------------------------------------------------------------
09/01/99 Confidential, Copyright 1999, PartNET, Inc.                           5

                                     PartNet

BUDGET
DIRECT COSTS                ANNUAL RATE                   HOURLY RATE    HOURS/MONTH    ANNUAL COST
------------                -----------                   -----------    -----------    -----------
Sub Contract                                                                              99,800
                                                                                         -------
               subtotal                                                                   99,800

G&A @ 33.06%                                                                              32,994             33.06%
                                                                                         -------
               subtotal                                                                  132,794

Fee @ 10%                                                                                 13,279
                  total                                                                  =======
                                                                                         146,073

 [PARAMETRIC LOGO]                 QUOTATION                  [PARAMETRIC LOGO]

                     8000 TOWERS CRESCENT DRIVE, SUITE 1350
                                VIENNA, VA 22182

Sales Person:     Tom Bacigalupo        CUSTOMER:   PartNET (Attn: Don Brown)
Phone:            703-760-7810                      615 Arapeen Drive, Suite 204
Fax:              703-760-7899                      Salt Lake City, Utah 84108
Quote Date:       31-Aug-99                         (o) 801-581-1118
Quote Expiration: 25-Sep-99                         (f) 801-581-1785


QTY.       PRODUCT DESCRIPTION                              UNIT-LIST       EXTENDED PRICE
----       -------------------                              ---------       --------------
           SOFTWARE

3          InPart Mechanical Part Catalogue Subscription    $11,100,00       $ 33,300.00
           3 SITE 90 DAY PILOT

                                       SOFTWARE SUBTOTAL                     $ 33,300.00


QTY.       PRODUCT DESCRIPTION                              UNIT-LIST       EXTENDED PRICE
----       -------------------                              ---------       --------------
           TRAINING & CONSULTING

18         One Day visit per site every two weeks           $ 1,750.00       $ 31,500.00

                           TRAINING AND SUPPORT SUBTOTAL                     $ 31,500.00


QTY.       PRODUCT DESCRIPTION                              UNIT-LIST       EXTENDED PRICE
----       -------------------                              ---------       --------------
           INTEGRATION/DEVELOPMENT

200        Development Hours/Integration                    $ 175.00         $ 35,000.00

                                    DEVELOPMENT SUBTOTAL                     $ 35,000.00
                                    TOTAL                                    $ 99,800.00

               SIMS-DEAL/PARTNET COLLABORATION AND RESEARCH EFFORT
                                    EXPANSION

                                STATEMENT OF WORK

BACKGROUND

The SIMS/Ariadne system supports convenient, integrated query access to multiple, heterogeneous information sources, including databases and Web sites. The system, as used in the SIMS-Deal effort, contains several components:

- A system for formally describing the application domain about which data is stored in information sources: databases and Web sites.

- A methodology and language for formally describing the structure content and access methods of different sources.

- A system that can be used, for a given information source, to construct programs that will translate an SQL query into a procedure for retrieval from that information source, and will execute that retrieval procedure.

- A system that can be used, for a given query for information from the application domain, to construct a plan for satisfying that query by means of a series of partial queries to individual sources.

Component 3 is referred to below as a facility for wrapper construction. For example, a wrapper for a Web site will accept SQL queries against an agreed upon view of the data contained in the site, and will translate such queries into appropriate HTML page retrieval and site searches. Essentially, this enables one to treat the wrapped Web site as a relational database, against which one may pose queries in real-time.

OBJECTIVE

The goal of this effort is to produce a system for rapidly constructing mediators/wrappers for semi-structured Web-based catalogs and apply it to Web sites of interest to PartNET's DLA-sponsored effort. The proposed work will continue and extend the research and development being performed on the SIMS-Deal portion of USC/ISI's Dealmaker contract currently and over the past two years. In addition, the proposed work will refine and deliver a version of the SIMS/Ariadne system that can be used by PartNET to incorporate new sites into the DoD EMALL.

Our objectives are as follows:

- Extend the Ariadne wrapping system to increase the variety of sources that can be supported;

- Develop the capability to automatically evolve wrappers as changes to the syntactic format of a site are detected;

-       Continue SIMS-Deal's integration with PartNET;

- Provide needed enhancements, documentation, bug fixes, and support to allow the system to be used by PartNET to add new sites to the DoD EMALL.

SCOPE & TASKS

The amount being requested is approximately $310K. A precise budget will be supplied separately.

Specifically, the scope of the effort for the proposed tasks effort is as follows:

1. Enhance the existing SIMS/Ariadne system with support for Web sources of interest to PartNET, including sources that use frames, complex table structures, and result pages with multiple formats.

2. Add the ability to automatically identify changes to Web-based vendor sites that are part of EMALL, and the ability to automatically evolve wrappers for those sites to the extent possible without programmer intervention.

3. Integrate on-line GSA (if needed) and VA catalog into the DoD EMALL through PartNET.

4. Continue work on improving the SIMS/Ariadne system, documentation, bug fixes, and support in collaboration with PartNET for the DoD EMALL.

5. Upgrade wrapper-building software and technology to a level that will enable external parties (e.g., PartNET) to develop wrappers independently. Provide training in wrapper building to PartNET engineers.

6. Integrate multiple on-line catalogs into the DoD EMALL through PartNET; Vendor sites of interest will be chosen in consultation with PartNET and DLA, within the scope of the funded effort.

PERIOD OF PERFORMANCE
April 1, 1999 to September 30, 1999.

DELIVERABLES
1 Enhanced system for third-party construction of efficient wrappers for accessing data from on-line Web sources.
2. System for automatically detecting changes to wrapped Web sites and modifying the wrappers for them.
3. Wrappers for GSA and commercial vendor Web sites selected in consultation with PartNET and DLA.
4.      SIMS/Ariadne software with currently existing wrapping capabilities.
5. Enhanced system for third-party construction of efficient wrappers for accessing data from on-line Web sources.
6. Support to PartNET, as needed, in construction of wrappers for multiple vendor Web sites.
7. A monthly status report regarding the progress of the tasks. Elements of the status report should include:
        -       financial costs for the month
        -       total financial costs to date
        -       percent completed to date for each deliverable 1 through 5

Proposed Log R D Budget                                                   Page 1

PARTNET BUDGET FOR ISI SIMS COLLABORATION
DIRECT COSTS           ANNUAL RATE      HOURLY RATE    HOURS/MONTH    MONTHLY COST        TOTAL COST
------------           -----------      -----------    -----------    ------------        ----------
Database Engineer        $65,000           $31             16           $   500               3,000
Software Engineer        $85,000           $41             32           $ 1,308               7,846
Project Manager          $105,000          $50             24           $ 1,212               7,269
                                                                        -------            --------
    TOTAL LABOR COSTS                                                   $ 3,019              18,115

Fringe @20.4%                                                           $   616               3,696           20.40%
Overhead @28.16%                                                        $   850               5,101           28.16%
                                                                        -------            --------
             SUBTOTAL                                                   $ 3,635              21,811

Travel                                                                  $ 1,500               9,000
Equipment                                                                    $0                   0
                                                                        -------            --------
             SUBTOTAL                                                   $ 5,135              30,811
                                                                        $52,954             317,722
Sub-Contract
                                                                        -------            --------
             SUBTOTAL                                                   $58,089             348,533

G&A @33%                                                                $19,169             115,016           33.00%
                                                                        -------            --------
             SUBTOTAL                                                   $77,258            $463,549

Fee @10%                                                                $ 7,726              46,355
                                                                        =======            ========
         TOTAL BUDGET                                                   $84,984             509,903

                                  SUB-CONTRACT

ISI Proposal No. 1999-ISI-037
Web Deal: SIMS-Deal Web Extension
Project Leader: Yigal Arens
Period of Performance: 4/1/99 - 9/30/99

Salaries & Wages                        111,562
Fringe Benefits                          31,844
Materials & Supplies                      4,033
Software                                 10,825
Travel                                   23,427
ISI Common costs                         26,208
IPC Costs                                13,685
                                        -------
SUBTOTAL(MTDC)                          221,584

Facilities & Admin                       53,623
Equipment                                11,938
Devision Admin costs                     16,772
ISI Facilities                           13,805
                                        -------
SUBTOTAL                                           317,722

MINOR DIFFERENCES MAY EXIST DUE TO ROUNDING
Proposed Effort:                 3.05

Y. Arens, Director, Div                         45%
C. Knoblock, Proj Leade                         10%
H. Oh, Programmer, Anal                        100%
A. Philpot, Programmer,                         50%
M. Muslea, Programmer A                        100%

Proposed Log R D Budget                                                   Page 1

TRAVEL

Training/Consultation; Salt Lake City, UT
2 Person(s); 2 day(s); 6 trip(s)

Airfare:                                  652
Per Diem @ 175/day:                       350
Taxi to/from LAX                           35
                                        -----
Basic Cost 1 Person                                1,037

Times 2 People                                     2,074
Car Rental @ 44/day:                                  88
                                                   -----
Base Cost per Trip                                 2,162

100% of cost proposed:                                       13,296

DLA demo/consultation; Washington, DC
2 person(s); 2 day(s); 2 trip(s)

Airfare:                                1,942
Per Diem @ 175/day:                       350
Conference Fee                            100
Taxi to/from LAX                           35
                                        -----
Basic Cost 1 Person                                2,427

Times 2 People                                     4,854
Car Rental @ 44/day:                                  88
                                                   -----
Base Cost per Trip                                 4,942

100% of cost proposed:                                       10,131

Total Travel                                                 23,427

Proposed Log R D Budget                                                   Page 1

SOFTWARE

DATE           DESCRIPTION            QTY       PRICE    SUBTOTAL     TAX        TOTAL
----           -----------            ---       -----    --------     ---        -----

Apr-99         ODBC Server Develo      1        8,000     8,000       660        8,660
Apr-99         ODBC annual suppt       1        2,000     2,000       165        2,165
                                                                                ------
                                    Software Total                              10,825

EQUIPMENT

DATE           DESCRIPTION            QTY       PRICE    SUBTOTAL     TAX        TOTAL
----           -----------            ---       -----    --------     ---        -----

Apr-99         Windows NT Server      2         5514     11,028       910       11,938
                                                                                ------
                                                                                11,938

                       ADDENDUM TO STATEMENT OF WORK
                                    FOR
                 PARTNET / DARPA CONTRACT DABT63-96-C-0089
                              September 1999

INTRODUCTION - DISTRIBUTED COMMERCE INFRASTRUCTURE
PartNET has been involved in the development of the "Distributed Commerce Infrastructure" (DCI. The DCI is a set of processes that facilitate secure communication between the Department of Defense and its suppliers. Currently, there are four applications built on the DCI in various stages of development and deployment: the DOD Emall, Finished Goods Inventory, On Demand Manufacturing, and a new project being done with a commercial CAD supplier (Figure 1). In all instances, this secure realtime communications mechanism has proven to be a key enabler of eCommerce applications. Although the DCI exists in a stable form today, further R&D effort will provide the DLA with an extensible electronic commerce framework it will need to compete over the next decade. The two directions this R&D should take are improved application interfaces and improved scaleability.

                                   [DIAGRAM]

                     Figure 1. The DCI is a platform for DLA's electronic commerce applications.

APPLICATION INTERFACES
The Defense Logistics Agency services many customers with many needs. Its audience includes maintenance shops, engineering design groups and provisioning operations. The background of individuals in those organizations varies from clerical to highly technical. It is doubtful that any single application could be built that would service all of its needs.

However, there is one capability that virtually all of DLA's customers need. That is the ability to INTERACT with the holders of inventory in the commercial or public sector. This interaction may take the form of searching for items to buy, checking stock, availability and prices, communicating purchase orders, checking order status, settling accounts to name a few. The challenge is to deliver the capability of interacting in an agile, scaleable manner and delivering that capability into a form useable by a DLA's broad customer base. The way to do this is to construct a solid platform that can be easily interfaced.

Some applications have been built but further work is needed. The Emall is an example of an interactive module for shopping internal and external suppliers. FGI is a batch process used in bulk requisitioning. ODM is a means for "cataloging" manufacturing capability. Another example just begun is an engineering designer's interface that uses a commercial CAD system as a front end. Unfortunately, interfaces from these applications to the DCI required involvement of PartNET technical staff. Clearly, the DCI will not thrive as a platform if unrelated parties cannot build their own applications without the system's creators.

Consequently, a portion of this proposed effort focuses on improving the DCI's ability to interface. The new interfaces will involve state-of-the-art methods that are thoroughly documented.

SCALEABILITY

In addition to having a broad audience, DLA serves an enormous population. It's throughput in wartime is on the same scale as all the private sector combined. With that is the need for massive scaleability in its systems, including the DCI. Hence, a major portion of the immediate effort relates to improving scaleability on every known dimension. The relevant metrics today are simultaneous users, number of SKUs, number of suppliers, mean time between failure, tolerance for error, and heterogeneity of supplier systems.

TASKS

        The tasks below represent additional work that is to be performed by PartNET.

        TASK 1: XML INTERFACE
        This task is a continuation of an existing task to interface with XML enabled web servers. PartNET will develop capabilities to interface with XML catalog servers and integrate them into a PartNET electronic catalog network. The work may include migration of part characteristic information and order status from an XML server into a PartNET electronic catalog. This capability may be in either a data-harvesting mode or in a real-time mode. Additional capabilities may include transmitting shopping cart or order information out to an XML server from a PartNET system. Further work may include defining industry standard XML part taxonomies and part class attributes from participation within OBI, CommerceNet, and RosettaNet standards bodies. Output from these standards bodies may be integrated into PartNET taxonomy structures and cross-vendor search mechanisms.

        TASK 2: SUPPORT FOR WINDOWS NT AND OTHER PLATFORMS
        This task is a continuation of an existing task that called for the support of Windows NT. Primary development will be performed on Sun Solaris. However, in a distributed network application, support for other platforms is necessary. PartNET will support other platforms, such as Windows NT and other forms of Unix, via Java implementations of the ePort. In addition, the PartNET eBroker and web plug-in will continue support for Windows NT.

        TASK 3: PURCHASING APPROVAL PROCESS
        This task is a continuation of an existing task that called for investigating purchasing approval processes including the purchasing approval pilot with Remedy. Attendant with many purchasing systems is the need for an official purchasing approval mechanism. This task will focus on investigating current commercial applications and/or developing a DoD specific mechanism to facilitate a purchasing approval process for DoD wide e-commerce applications.

        TASK 4: COMMERCIAL WEB SITE WRAPPING
        This task is a continuation of an existing task that called for investigating and developing capabilities to interface with commercial catalog web sites that already have cataloging and ordering capabilities. These web sites would not require the installation of an ePort. Instead, PartNET would leverage their existing e-commerce capabilities. The task is to continue development with HTML wrapping technologies, such as webMethods, and to interface these commercial web sites into a standard PartNET e-commerce system.

        TASK 5: ENHANCED SYSTEM MONITORING
        This task is a continuation of an existing task that called for PartNET to have metrics on system performance. PartNET has initial system monitoring capabilities that perform diagnostics on system nodes and also notify a system administrator upon process failures. Further R&D efforts would be to enhance the system monitoring capabilities so as to increase system reliability, which is critical in network applications. The next stage of development would be to support automatic system recovery and to detect error conditions or non-optimized conditions in the network or in the software that may impact performance or reliability.

        TASK 6: ENHANCEMENT TO EXISTING ADMINISTRATION TOOLS
        This task is a continuation of an existing task that called for tools to support vendor participation and system administration. The preceding tasks will require additions and enhancements to the existing administration tools - the PartNET ePort kit and the PartNET eBroker Manager. This task will continue work on the tools with features and functionality developed under the preceding tasks.

        TASK 7: EBROKER API
        Other systems and processes have been requesting direct interfaces to PartNET e-commerce implementations, such as the Finished Goods Inventory
        (FGI) project and the CommerceNet interoperability pilot. PartNET will begin to formulate an eBroker API for external processes to have direct access to PartNET eBroker functions. This will facilitate greater system bandwidth, efficiencies, and throughput for programmatic interfaces that require processing large loads in batch.

        TASK 8: MODULAR WEB PLUG-IN
        This task would be to make the web application plug-in easier and quicker to modify across application implementations by moving some of its custom functions into server-resident Java modules. As the application infrastructure and architecture for distributed cataloging, several application may need to be built upon the PartNET architectural foundation. A modular web front-end would allow various DoD e-commerce applications, whether interactive or programmatic, to implement differing functionality that would not impact the other applications.

        TASK 9: TECHNICAL DOCUMENTATION
        The above tasks will require the additions and enhancements to be clearly documented for use by users, developers, and administrators.

DELIVERABLES
PartNET will provide monthly status reports to DLA program management regarding task scheduling and task status. Financial status will also be reported stating actual monthly billing, cumulative spending from the beginning of the contract, and forecast spending for future months. PartNET will continue its quarterly task and financial reporting to DARPA as currently required by the contract.

PROPRIETARY RIGHTS
PartNET shall immediately notify DLA of the intent to use proprietary data and obtain authorization to proceed. Any PartNET software provided under this contract may be operated free of restriction by the United States Government for its own internal use but would be fully restricted from commercial use without the express written permission of PartNET.

RELEASE OF LIABILITY
The Contractor shall not be held liable for any damages not caused by gross negligence on its part that result from operation and maintenance of the E-Mall servers, NIB, VDI and application software.

BUDGET

                                                                        10/22/99
Proposed Log R D Budget                                                   Page 1

BUDGET FOR REQUIRED TASKS                                                                       MONTHLY
DIRECT COSTS                         ANNUAL RATE     HOURLY RATE     HOURS/MONTH    HEADCOUNT    COST
--------------------------           -----------     -----------     -----------    ---------   -------
Senior Software Engineer (C++)         100,000         50.00            109             2       10,900
Software Engineer (C++)                 70,000         35.00            119             4       16,660
Software Engineer (Java)                70,000         35.00            128             2        8,960
Database Engineer                       65,000         32.50             91             1        2,958
Test Engineer                           72,000         36.00            128             1        4,608
System Administrator                    75,000         37.50            146             1        5,475
Tech Writer                             45,000         22.50             91             1        2,048
Project Manager                        113,000         56.50             73             1        4,125
                                                                                             ---------
              TOTAL LABOR COSTS                                                                 55,733

Fringe @ 20.4%                                                                                  11,369       20.40%
                                                                                             ---------
                       SUBTOTAL                                                                 67,102

Overhead @ 28.16%                                                                               18,896       28.16%
                                                                                             ---------
                       SUBTOTAL                                                                 85,998

Travel                                                                                           2,500
Supplies                                                                                            50
Software                                                                                         3,039
Hardware                                                                                         3,883
                                                                                             ---------
                       SUBTOTAL                                                                 95,470

Sub-Contract
  Web Page design work                                 90.00          20.00                      1,800
                                                                                             ---------
                       SUBTOTAL                                                                 97,270

G&A @ 33.06%                                                                                    31,562       33.06%
                                                                                             ---------
                       SUBTOTAL                                                                128,832

Fee @ 10%                                                                                       12,883
                                                                                             =========
                  MONTHLY TOTAL                                                                141,715

                                                                                             ---------
                   ANNUAL TOTAL                                                              1,700,586
                                                                                             =========

                                                                        10/22/99
Proposed Log R D Budget                                                   Page 1

SOFTWARE                                       Qty        Cost Ea.     Extended
--------                                      ------      --------     --------
Netscape Server on Windows NT                    1          1500         1,500
MS Office 2000                                  20           250         5,000
MS Project Upgrades                              4           200           800
Sun Developer package                            1          6815         6,815
Install Shield Express                           1           800           800
Oracle Silver Advanced Maintanance
   for SUN/UE 4000/Solaris                       1          1000         1,000
Oracle Silver Advanced Maintanance
   for Intel/PentiumII/Windows NY                1          1000         1,000
Sybase SQL Anywhere software                     1           400           400
Visual Studio Upgrade                            1          1000         1,000
Rational Purify Matenance                        1           250           250
Rational Purify NT                               1          1000         1,000
Exceed Annual Main                               1           500           500
Adobe Page Maker                                 1           600           600
Visual Cafe Pro Ed. For Window 95/98             2           650         1,300
Upgrade Sun Visual Worksph C++                   4          1100         4,400
MS SQL Server 7.0                                1           500           500
MS C++ Upgrades                                  5           500         2,500       *
Exceed Licences                                  5           200         1,000       *
Photo Shop Upgrade                               1           350           350       *
Solaris DiskSuite For 2.7                        1          1000         1,000       *
MS NT 2000 Server                                2          1400         2,800       *
MS NT 2000 Workstation                          13           150         1,950       *
                                                                             -
                                                                             -
                                                                             -
                                                                             -
                                                                             -
Total                                                                   36,465

                                                                        10/22/99
Proposed Log R D Budget                                                   Page 1

HARDWARE                                 Qty        Cost Ea.     Extended
--------                                 ---        --------     --------
Sun E45                                   1          28,000       28,000
PC System/ Replacement                    5           3,500       17,500
Switch                                    2             550        1,100

Total                                                             46,600

                          ADDENDUM TO STATEMENT OF WORK
                                       FOR
                    PARTNET/DARPA CONTRACT DABT63-96-C-0089

OVERVIEW

PartNET (Contractor) has been working on R&D tasks related to distributed electronic cataloging over the Internet as part of its original contract with DARPA. As the contract has proceeded, much has been learned about current and evolving technology, several new initiatives have been prioritized and scheduled by the DLA, and previous assumptions have changed that require adjustments made in the original Statement of Work. In light of the expanding scope and desired software functionality, it has become necessary to expand the number and the scope of the tasks that are to be performed by PartNET.

TASKS

        The tasks below represent additional work that is to be performed by PartNET.

        TASK 13: XML INTERFACE TO PARTNET
        Develop capabilities to interface with XML catalog servers and integrate them into a PartNET electronic catalog network. The work may include migration of part characteristic information and order status from an XML server into a PartNET electronic catalog. Additional capabilities may include incorporating part order information out to an XML server from a PartNET system. Further work may include defining or integrating industry standard XML part taxonomies and part class attributes into the PartNET taxonomy in order to support cross-vendor characteristic searches.

        TASK 14: BULK REQUISITIONING
        Develop capabilities to enable a PartNET electronic catalog to interface with non-interactive processes in bulk requisitioning. The non-interactive interface will allow third-party processes to access part information in a PartNET distributed catalog for procurement evaluation.

        TASK 15: NETWORK INTERFACE BROKER (NIB) ADMINISTRATORS UTILITY
        In order to efficiently manage and administer a PartNET electronic catalog, PartNET will develop an Administrators Utility for the Network Interface Broker (NIB). The effort will include the development of user documentation for the software. The concept will be similar to the purpose behind the development of the Vendor Kit referenced in Task 12. The Administrators Utility will allow a systems administrator to set-up and manage a PartNET catalog. Functionality may include maintenance of a parts taxonomy or hierarchy, part class attributes mapping, part class and vendor mapping, vendor connectivity maintenance, user profile and group security administration, shopping cart management, NIB cache management, and order status tracking.

        TASK 16: ENHANCED BROWSER-SIDE FUNCTIONALITY
        Enhance browser client functionality by developing capabilities for more active browser logic for record sorting, filtering, and general presentation of data. This task may also include enhanced security implementation by enabling a browser-side digital certificate.

        TASK 17: eBROKER AND ePORT ORDERING
        The ePort currently represents a secure link to a vendor's product catalog database. This task will be to exploit that secure link into the vendor to a further extent by also sending orders to the vendor and placing the order directly into his database. The order will also be recorded in an order database at the eBroker. This will allow both the vendor and the government to do reporting functions on data that is currently not being captured. It also will allow real-time order status from the vendor's order database.

        TASK 18: PURCHASING APPROVAL WORKFLOW
        Attendant with many purchasing systems is the need for an official purchasing approval process. The current implementation does not support any formal approval structure for ordering. This task will focus on developing a mechanism to facilitate a Web-based purchasing approval flow.

        The tasks below are existing SOW tasks, and should be modified according to new mandates from the DLA.


SOW TASK        MODIFICATION
--------        ------------
Task 1 & 4      These two tasks call for recruitment of military
                sites and installation of client software at these
                military sites. PartNET is now a Web-based cataloging
                engine, so client-side software is no longer necessary
                nor supported. The pervasive accessibility of the DLA
                E-Mall via the Web also obviates the need for
                recruitment of military sites for installation of
                PartNET software.

DELIVERABLES
PartNET will provide monthly status reports to DLA program management regarding task scheduling and task status. Financial status will also be reported stating actual monthly billing, cumulative spending from the beginning of the contract, and forecast spending for future months. PartNET will continue its quarterly task and financial reporting to DARPA as currently required by the contract.

PROPRIETARY RIGHTS
PartNET shall immediately notify DLA of the intent to use proprietary data and obtain authorization to proceed. Any PartNET software provided under this contract may be operated free of restriction by the United States Government for its own internal use but would be fully restricted from commercial use without the express written permission of PartNET.

RELEASE OF LIABILITY
The Contractor shall not be held liable for any damages not caused by gross negligence on its part that result from operation and maintenance of the E-Mall servers, NIB, VDI and application software.

BUDGET

                                      Total

CONTRACT SUMMARY

                         BEGINNING            CEILING
                          AMOUNT              INCREASE            TOTAL               SOFTWARE             TOTAL
                       ------------          ----------        ------------          ----------        ------------
PERSONNEL COSTS        1,580,156.00          739,894.35        2,320,050.35           42,505.00        2,362,555.35
TRAVEL                   346,457.00                  --          346,457.00           12,000.00          358,457.00
SOFTWARE                  51,580.00           49,900.89          101,480.89          190,000.00          291,480.89
HARDWARE                  76,555.00           16,200.00           92,755.00           10,000.00          102,755.00
Supplies                   9,000.00                  --            9,000.00                  --            9,000.00
SUB-CONTRACT                     --           30,000.00           30,000.00           30,000.00           60,000.00
INDIRECT COSTS         1,136,770.00          800,368.39        1,937,138.39          124,586.00        2,061,724.39
FEE                      320,052.00          163,636.36          483,688.36           40,909.00          524,597.36
                                           ------------        ------------          ----------        ------------
TOTAL                  3,520,570.00        1,800,000.00        5,320,570.00          450,000.00        5,770,570.00

TASK COST         CEILING        ESTIMATED %
ALLOCATION        INCREASE       ALLOCATION
----------       ----------      -----------
General          199,122.31
Task 6           477,771.34          30%
Task 13          179,164.25          11%
Task 14          119,442.83           7%
Task 15          298,607.09          19%
Task 16          119,442.83           7%
Task 17          203,224.67          13%
Task 18          203,224.67          13%
               ------------         ---
               1,800,000.00         100%

Proposed Log R D Budget                                                   Page 1

BUDGET FOR REQUIRED TASKS                                                            INCREMENTAL
DIRECT COSTS                   ANNUAL RATE        HOURLY RATE      HOURS/MONTH         INCREASE
-------------------------      -----------        -----------      -----------         --------
Software Engineer                 75,000             36.06           776.34            335,916
Sr. Software Engineer             82,000             39.42           776.34            367,268
Project Manager                  101,000             48.56            63.00             36,710
                                                                                     ---------
          TOTAL LABOR COSTS                                                            739,894

Fringe @ 20.4%                                                                         150,938          20.40%
                                                                                     ---------
                   SUBTOTAL                                                            890,833

Overhead @ 28.16%                                                                       250,859         28.16%
                                                                                     ---------
                   SUBTOTAL                                                          1,141,691

Travel                                                                                       0
Software                                                                                49,901
Hardware                                                                                16,200
                                                                                     ---------
                   SUBTOTAL                                                          1,207,792

Sub-Contract                                                                            30,000
                                                                                     ---------
                   SUBTOTAL                                                          1,237,792

G&A @ 33%                                                                               398,571         33.00%
                                                                                     ---------
                                                                                     1,636,364
                   SUBTOTAL

Fee @ 10%                                                                              163,636
                                                                                     =========
                      TOTAL                                                          1,800,000

Proposed Log R D Budget                                                   Page 1

EQUIPMENT BASELINE

                                            Original Amount                   Additional Amount
                                 -------------------------------      ------------------------------
                                   Unit                Extended         Unit                Extended        Qty
HARDWARE                           Cost       Qty        Cost           Cost       Qty        Cost         Total         Total
--------                         ---------    ---      ---------      --------     ---      --------       -----       ---------
Pentium Pro - based workstation   4,995.00     8       39,960.00       4,995.00     2       9,990.00         10        49,950.00
Internet Server                  24,395.00     1       24,395.00                                  --          1        24,395.00
Modem                               210.00    12        2,520.00                                  --         12         2,520.00
Hub                                 340.00     2          680.00                                  --          2           680.00
Router                            3,000.00     1        3,000.00                                  --          1         3,000.00
Firewall processor                                                     1,210.00     1       1,210.00          1         1,210.00
UPS                                                                    2,000.00     1       2,000.00          1         2,000.00
Switch                                                                              1       3,000.00          1         3,000.00
                                                                                                             --               --
                                 -----------------------------------------------------------------------------------------------
                 Total Hardware                        70,555.00                           16,200.00                   86,755.00

SOFTWARE
C++ Compiler License (NT)              200    32        6,400.00                                             32         6,400.00
zApp Developer License                2000     2        4,000.00                                              2         4,000.00
Oracle 8 Developer License            1000     8        8,000.00                                              8         8,000.00
Windows NT Operating System Li         500    32       16,000.00                                             32        16,000.00
Solaris Operating System              1200     3        3,600.00                                              3         3,600.00
Adobe Acrobat                          750     1          750.00                                              1           750.00
Adobe Photoshop                        750     1          750.00                                              1           750.00
Microsoft Office                       500     8        4,000.00                                              8         4,000.00
Hummingbird Exceed                     385     8        3,080.00                                              8         3,080.00
RSA Bsafe                             5000     1        5,000.00      20,000.00     1      20,000.00          2        25,000.00
Install Shield Express                                        --         260.00     1         260.00          1           260.00
Solaris SPARC Develop                                                   1703.75     5       8,518.75          5         8,518.75
MS Project                                                               288.04     2         576.08          2           576.08
Java                                                                        300     1         300.00          1           300.00
Rational Rose                                                              2400     3       7,200.00          3         7,200.00
MS Developer Studio                                                         900     1         900.00          1           900.00
NT Server 5.0                                                               500     1         500.00          1           500.00
Maint. Purify                                                              1000     2       2,000.00          2         2,000.00
Maint. Exceed                                                                45     8         360.00          8           360.00
Maint. Oracle NT & Solaris                                                  960     6       5,760.00          6         5,760.00
Other                                                                                       3,526.06         --         3,526.06
                                                                                                             --               --
                                 -----------------------------------------------------------------------------------------------
                 Total Software                        51,580.00                           49,900.89                  101,480.89

              ESTIMATE OF ePORT SETUP FOR NEWARK INACTIVE INVENTORY

Assumptions:

-    Will be very similar to current Newark database.
-    Current Newark meta-data is larger and more complex than average.
-    Requires additional and/or different categories from Newark database.
- Newark will handle issue of "Excluding some inactive inventory from co-mingling with regular data in queries". This can possibly be done by creating a view on the database with a procedure that performs the desired exclusions.
-    Executable binaries will be the same as the current Newark ePort.
-    Actual installation of the ePort will be performed by Newark.
- Travel and incidental costs for the on-site consulting will be billed separately.
-    On-site consulting may not be necessary.

Estimate:

Time Estimate        Task
-------------        ----
24.0 hrs             ePort Meta-data schema analysis and design.
8.0 hrs              Create and test ePort Meta-data.
8.0 hrs              Consult by phone with Newark on installation and integration.
24.0 hrs             On-site consulting
64.0 hrs             Total

ePort license         $5,000.00
Required Hrs. 40       6,000.00
                      ---------

     Sub Total                       11,000.00

On site consulting if necessary
     24 hrs            3,600.00
     Travel expenses     900.00
                      ---------
     Sub Total                        4,500.00
                                    ----------

     Total                          $15,500.00


------------------------------------------------------------------------------------------------------------------------------------
                         ORDER FOR SUPPLIES OR SERVICES                          Form Approved                          PAGE 1 OF 6
                                                                                 OMB No. 0704-0187
                (Contractor must submit four copies of invoice.)                 Expires Jun 30, 1997
------------------------------------------------------------------------------------------------------------------------------------
Public reporting burden for this collection of information is estimated to average 1 hour per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for
Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of
Management and Budget, Paperwork Reduction Project (0704-0187), Washington, DC 20503.
                                    PLEASE DO NOT RETURN YOUR FORM TO EITHER OF THESE ADDRESSES.
                             SEND YOUR COMPLETED FORM TO THE PROCUREMENT OFFICIAL IDENTIFIED IN ITEM 6.
------------------------------------------------------------------------------------------------------------------------------------
1. CONTRACT/PURCH ORDER NO     2. DELIVERY ORDER NO.    3. DATE OF ORDER     4. REQUISITION/PURCH REQUEST NO.     5. PRIORITY
   DABT63-99-P-0459                                        99SEP14              HJ1500-9253-0738                     D0-C9
---------------------------------------------------------------------------------------------------------------
6. ISSUED BY                   CODE   DKO-I             7. ADMINISTERED BY (If other than 6)          CODE   DKO-I
                                     --------                                                               ------------------------
   DIRECTORATE OF CONTRACTING                                                                               8. DELIVERY FOB
   ATTN: ATZS-DKO-I                                        See Block 6                                         [X] DEST
   POST OFFICE BOX 12748                                                                                       [ ] OTHER
   FORT HUACHUCA AZ 85670-2748
   WESSELEEN STOOKESBERRY  C24   (520) 538-0416                                                              (See Schedule if other)
------------------------------------------------------------------------------------------------------------------------------------
9. CONTRACTOR    Vendor Id: 00059424    07SP3           FACILITY CODE           10. DELIVER TO FOB POINT BY (Date)  11. MARK IF
                                        -----                         ------        99DEC31                             BUSINESS IS
                                    CODE                                                                            [X] SMALL
                 PARTNET INC                                                    ----------------------------------  [ ] SMALL DISAD-
   NAME AND      615 ARAPEEN DRIVE                                              12. DISCOUNT TERMS                      VANTAGED
   ADDRESS       SUITE 204                                                          0% 000 Days Net 030             [ ] WOMEN-OWNED
                 SALT LAKE CITY UT 84108                                        ----------------------------------------------------
                                                                                13. MAIL INVOICES TO
                                                                                    WILLIS DRAKE  703 767-2651
------------------------------------------------------------------------------------------------------------------------------------
14. SHIP TO            CODE  SCHEDULE                   15. PAYMENT WILL BE MADE BY     CODE COLUMBUS
                            ----------                                                       --------                  MARK ALL
                            DABT6399P0459                   DEFENSE FINANCE & ACCOUNTING                             PACKAGES AND
    SEE SCHEDULE                                            ATTN: DFAS-CO-AAR                                        PAPERS WITH
                                                            POST OFFICE BOX 182317                                   CONTRACT OR
                                                            COLUMBUS  OH 43218-2317                                 ORDER NUMBER
                                                                                              EFT: T
------------------------------------------------------------------------------------------------------------------------------------
16.     DELIVERY [ ]  This delivery order is issued on another Government agency or in accordance with and subject to terms and conditions of above numbered contract.
 TYPE   ----------------------------------------------------------------------------------------------------------------------------
  OF    PURCHASE [X]  Reference your __________________________________________ furnish the following on terms specified herein.
 ORDER              ---------------------------------------------------------------------------------------------------------------
--------------------  ACCEPTANCE. THE CONTRACTOR HEREBY ACCEPTS THE OFFER REPRESENTED BY THE NUMBERED PURCHASE ORDER AS IT MAY
                      PREVIOUSLY HAVE BEEN OR IS NOW MODIFIED, SUBJECT TO ALL OF THE TERMS AND CONDITIONS SET FORTH, AND AGREES TO
                      PERFORM THE SAME.


    ------------------           --------------------          -------------------------------          -----------
    NAME OF CONTRACTOR                SIGNATURE                     TYPED NAME AND TITLE                DATE SIGNED
                                                                                                          (YYMMDD)
[ ] If this box is marked, supplier must sign Acceptance and return the following number of copies:
------------------------------------------------------------------------------------------------------------------------------------
17. ACCOUNTING AND APPROPRIATION DATA/LOCAL USE
    B3:97X49305CA0009P815.5725.57LSIPH2A2LS9H2A2MPAP765FDI:B033181     Award Oblig Amt US$                100,000.00
------------------------------------------------------------------------------------------------------------------------------------
18.           19.                                    20. QUANTITY        21. UNIT       22.                    23.
   ITEM NO.       SCHEDULE OF SUPPLIES/SERVICE           ORDERED/                            UNIT PRICE             AMOUNT
                                                         ACCEPTED*
------------------------------------------------------------------------------------------------------------------------------------

   0001         REFERENCE MIPR # LS9H2A2MPAP765            1.00              LT               100000.000000          100000.00

                THE CONTRACTOR SHALL PROVIDE THE
                NON-PERSONAL SERVICES IN ACCORDANCE WITH
                THE STATEMENT OF WORK.
                FIRM FIXED PRICE

------------------------------------------------------------------------------------------------------------------------------------
* If quantity accepted by   24. UNITED STATES OF AMERICA                                  25. TOTAL                $100000.00
the Government is same as       BY: GLORIA A. BICKLER, c12  /s/ GLORIA A. BICKLER         ------------------------------------------
quantity ordered, indicate          9-15-99                 ----------------------------  29.
by X. If different, enter                                   CONTRACTING/ORDERING OFFICER  DIFFERENCES              -----------------
actual quantity accepted
below quantity ordered and
encircle.
------------------------------------------------------------------------------------------------------------------------------------
26. QUANTITY IN COLUMN 20 HAS BEEN                                27. SHIP. NO. 28. D.O. VOUCHER NO. 30.          _________________
                                                                      ________      ________________     INITIALS
[ ] INSPECTED  [ ] RECEIVED  [ ] ACCEPTED, AND CONFORMS TO THE    [ ] PARTIAL   ----------------------------------------------------
                                 CONTRACT EXCEPT AS NOTED         [ ] FINAL     32. PAID BY          33. AMOUNT VERIFIED CORRECT FOR

-------------  -------------------------------------------------  -------------                      -------------------------------
    DATE              SIGNATURE OF AUTHORIZED GOVERNMENT          31. PAYMENT                        34. CHECK NUMBER
                                 REPRESENTATIVE
----------------------------------------------------------------  [ ] COMPLETE                       -------------------------------
36. I certify this account is correct and proper for payment.     [ ] PARTIAL                        35. BILL OF LADING NO.
                                                                  [ ] FINAL
-------------  -------------------------------------------------
    DATE              SIGNATURE AND TITLE OF CERTIFYING OFFICER
------------------------------------------------------------------------------------------------------------------------------------
37. RECEIVED AT  38. RECEIVED BY (Print)  39. DATE RECEIVED  40. TOT. CONTAINERS   41. S/R ACCOUNT NUMBER   42. S/R VOUCHER NO.
                                          (YYMMMDD)
------------------------------------------------------------------------------------------------------------------------------------
DD FORM 1155, JUN 94                               PREVIOUS EDITIONS MAY BE USED.                                            480/122

                                                      DABT63-99-P-0459    2 of 6

                                  PARTNET INC

PERIOD OF PERFORMANCE
FROM DATE OF AWARD THRU 30 DECEMBER 1999

PROGRAM MANAGER/RECEIVING AUTHORITY:

DLA MATERIAL MANAGEMENT
8725 JOHN J. KINGMAN RD.
SUITE 4235
FT BELVOIR, VA 22060-6221

PHONE:         703 767-2651
FAX:               703 767-2602
E-mail:       willis_drake@hq.dla.mil

PARTIAL PAYMENTS AUTHORIZED.

THE CONTRACTOR SHALL SUBMIT INVOICE TO PROGRAM MANAGER/RECEIVING AUTHORITY CITED ABOVE. LIST THE FOLLOWING INFORMATION ON INVOICE:
PURCHASE ORDER NUMBER:  DABT63-99-P-0459

RECEIVING AUTHORITY WILL FILL IN BLOCK 26 AND 27 OF DD FORM 1155. RECEIVING REPORT AND INVOICE WILL BE SUBMIT TO THE DEFENSE FINANCE AND ACCOUNTING SERVICE CITED IN BLOCK 15 OF DD FORM 1155.

THE CONTRACTOR SHALL ENSURE PRODUCTS PROVIDED UNDER THIS CONTRACT, TO INCLUDE HARDWARE, SOFTWARE, FIRMWARE, AND MIDDLEWARE, WHETHER ACTING ALONE OR COMBINED AS A SYSTEM, ARE YEAR 2000 COMPLIANT AS DEFINED IN FAR PART 39.


52.252-2       CLAUSES INCORPORATED BY REFERENCE (FEB 1998)

     This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at these addresses:

               http://www.arnet.gov/far
               http://farsite.hill.af.mil
               http://www.dtic.mil/dfars
                       (End of clause)

                                                      DABT63-99-P-0459    3 of 6

PARTNET INC

     52.212-4 CONTRACT TERMS AND CONDITIONS--COMMERCIAL ITEMS (MAY 1999) (Reference 12.301(b)(3)
     52.232-7  PAYMENTS UNDER TIME-AND-MATERIALS AND LABOR-HOUR CONTRACTS
               (FEB 1997)
     52.247-34 F.O.B. DESTINATION (NOV 1991)
               (Reference 47.303-6(c))
     52.212-5 CONTRACT TERMS AND CONDITIONS REQUIRED TO IMPLEMENT STATUTES OR EXECUTIVE ORDERS--COMMERCIAL ITEMS (MAY 1999)

     (a) The Contractor agrees to comply with the following FAR clauses, which are incorporated in this contract by reference, to implement provisions of law or Executive orders applicable to acquisitions of commercial items:
          (1) 52.222-3, Convict Labor (E.O. 11755); and
          (2) 52.233-3, Protest After Award (31 U.S.C 3553).
     (b) The Contractor agrees to comply with the FAR clauses in this paragraph
(b) which the contracting officer has indicated as being incorporated in this contract by reference to implement provisions of law or executive orders applicable to acquisitions of commercial items or components:

     _NA_ (1) 52.203-6, Restrictions on Subcontractor Sales to the Government,
        with Alternate I (41 U.S.C. 253g and 10 U.S.C. 2402).
     _NA_ (2) 52.219-3, Notice of HUBZone Small Business Set-Aside (Jan 1999). _NA_ (3) 52.219-4, Notice of Price Evaluation Preference for HUBZone Small
        Business Concerns (Jan 1999) (if the offeror elects to waive the preference, it shall so indicate in its offer).
     _NA_ (4)(i) 52.219-5, Very Small Business Set-Aside (Pub. L. 103-403,
        section 304, Small Business Reauthorization and Amendments Act of 1994). _NA_ (4)(ii) Alternate I to 52.219-5.
     _NA_ (4)(iii) Alternate II to 52.219-5.
     _NA_ (5) 52.219-8, Utilization of Small Business Concerns (15 U.S.C. 637
        (d) (2) and (3));
     _NA_ (6) 52.219-9, Small Business Subcontracting Plan (15 U.S.C. 637
        (d)(4));
     _NA_ (7) 52.219-14, Limitations on Subcontracting (15 U.S.C. 637(a)(14)). _NA_ (8)(i) 52.219-23, Notice of Price Evaluation Adjustment for Small
        Disadvantaged Business Concerns (Pub. L. 103-355, section 7102, and 10 U.S.C. 2323) (if the offeror elects to waive the adjustment, it shall so indicate in its offer).
     _NA_ (8)(ii) Alternate I of 52.219-23.

                           DABT63-99-P-0459    4 of 6

PARTNET INC

_NA_ (9) 52.219-25, Small Disadvantaged Business Participation
     Program--Disadvantaged Status and Reporting (Pub. L. 103-355, section 7102, and 10 U.S.C. 2323).

_NA_ (10) 52.219-26, Small Disadvantaged Business Participation
     Program--Incentive Subcontracting (Pub. L. 103-355, section 7102, and 10 U.S.C. 2323).

_NA_ (11) 52.222-21, Prohibition of Segregated Facilities (Feb 1999).

_XX_ (12) 52.222-26, Equal Opportunity (E.O. 11246).

_XX_ (13) 52.222-35, Affirmative Action for Disabled Veterans and Veterans of the Vietnam Era (38 U.S.C. 4212).

_XX_ (14) 52.222-36, Affirmative Action for Workers with Disabilities (29
     U.S.C. 793).

_XX_ (15) 52.222-37, Employment Reports on Disabled Veterans and Veterans of the Vietnam Era (38 U.S.C. 4212).

_NA_ (16) 52.225-3, Buy American Act--Supplies (41 U.S.C. 10).

_NA_ (17) 52.225-9, Buy American Act--Trade Agreements Act--Balance of Payments
     Program (41 U.S.C. 10, 19 U.S.C. 2501-2582).

     (18) Reserved.

_NA_ (19) 52.225-18, European Union Sanction for End Products (E.O. 12849).

_NA_ (20) 52.225-19, European Union Sanction for Services (E.O. 12849).

_NA_ (21)(i) 52.225-21, Buy American Act--North American Free Trade Agreement
     Implementation Act--Balance of Payments Program (41 U.S.C. 10, Pub. L. 103-187).

_NA_ (21)(ii) Alternate I of 52.225-21.

_XX_ (22) 52.232-33, Payment by Electronic Funds Transfer--Central Contractor
     Registration (31 U.S.C. 3332).

_NA_ (23) 52.232-34, Payment by Electronic Funds Transfer--Other than Central
     Contractor Registration (31 U.S.C. 3332).

_NA_ (24) 52.232-36, Payment by Third Party (31 U.S.C. 3332).

_NA_ (25) 52.239-1, Privacy or Security Safeguards (5 U.S.C. 552a).

_NA_ (26) 52.247-64, Preference for Privately Owned U.S.-Flag Commercial
     Vessels (46 U.S.C. 1241).

     (c) The Contractor agrees to comply with the FAR clauses in this paragraph (c), applicable to commercial services, which the Contracting Officer has indicated as being incorporated in this contract by reference to implement provisions of law or executive orders applicable to acquisitions of commercial items or components:

_XX_ (1) 52.222-41, Service Contract Act of 1965, As amended (41 U.S.C. 351, et seq.).

_XX_ (2) 52.222-42, Statement of Equivalent Rates for Federal Hires

                         DABT63-99-P-0459       5 of 6

PARTNET INC

     (29 U.S.C. 206 and 41 U.S.C. 351, et seq.).
_XX_ (3) 52.222-43, Fair Labor Standards Act and Service Contract Act--Price Adjustment (Multiple Year and Option Contracts) (29
U.S.C. 206 and 41 U.S.C. 351, et seq.).

_XX_ (4) 52.222-44, Fair Labor Standards Act and Service Contract Act--Price Adjustment (29 U.S.C. 206 and 41 U.S.C. 351, et seq.).

_NA_ (5) 52.222-47, SCA Minimum Wages and Fringe Benefits Applicable to Successor Contract Pursuant to Predecessor Contractor Collective Bargaining Agreement (CBA) (41 U.S.C. 351, et seq.).

     (d) Comptroller General Examination of Record. The Contractor agrees to comply with the provisions of this paragraph (d) if this contract was awarded using other than sealed bid, is in excess of the simplified acquisition threshold, and does not contain the clause at 52.215-2, Audit and Records--Negotiation.

     (1) The Comptroller General of the United States, or an authorized representative of the Comptroller General, shall have access to and right to examine any of the Contractor's directly pertinent records involving transactions related to this contract.

     (2) The Contractor shall make available at its offices at all reasonable times the records, materials, and other evidence for examination, audit, or reproduction, until 3 years after final payment under this contract or for any shorter period specified in FAR Subpart 4.7, Contractor Records Retention, of the other clauses of this contract. If this contract is completely or partially terminated, the records relating to the work terminated shall be made available for 3 years after any resulting final termination settlement. Records relating to appeals under the disputes clause or to litigation or the settlement of claims arising under or relating to this contract shall be made available until such appeals, litigation, or claims are finally resolved.

     (3) As used in this clause, records include books, documents, accounting procedures and practices, and other data, regardless of type and regardless of form. This does not require the Contractor to create or maintain any record that the Contractor does not maintain the ordinary course of business or pursuant to a provision of law.

     (e) Notwithstanding the requirements of the clauses in paragraphs (a),
(b), (c) or (d) of this clause, the Contractor is not required to include any FAR clause, other than those listed below (and as may be required by an addenda to this paragraph to establish the reasonableness of prices under Part 15), in a subcontract for commercial items or commercial components--

     (1) 52.222-26, Equal Opportunity (E.O. 11246);

     (2) 52.222-35, Affirmative Action for Disabled Veterans and Veterans of the Vietnam Era (38 U.S.C. 4212); and

     (3) 52.222-36, Affirmative Action for Workers with Disabilities

                           DABT63-99-P-0459   6 of 6

PARTNET INC

(29 U.S.C. 793); and

     (4) 52.247-64, Preference for Privately Owned U.S.-Flag Commercial Vessels (46 U.S.C. 1241) (flow down not required for subcontracts awarded beginning May 1, 1996).


                                (End of clause)

                         SUPPLEMENTAL STATEMENT OF WORK
                                     FOR THE
                      OPERATION AND MAINTENANCE OF THE DoD
                 ELECTRONIC MALL (EMALL) SEARCH ENGINE SOFTWARE

1. OVERVIEW.

In accordance with Section 332 of the 1999 Defense Authorization Act, which requires the establishment and maintenance of a consistent DoD-wide electronic commerce infrastructure, it is necessary to expand the scope of the operations and maintenance tasks that are currently being performed by PartNET (the contractor) for the DLA EMall.

Since the formation of the DLA EMall, the Joint Electronic Commerce Program Office (JECPO) has expanded the mission of the DLA EMall to encompass more of a DoD role rather than merely a role limited to DLA operational objectives. In fact, the name of the EMall has been officially changed from the DLA EMall to the DoD EMall to further signify the emergence of a DoD standard and general architecture for DoD-wide electronic commerce.

The mandates included in the 1999 Defense Authorization Act together with efforts by the JECPO for increased standardization of the DoD EMall architecture has spread to the military services and has highlighted the need for further support and maintenance as the military services implement their own electronic commerce initiatives. Within this context, this supplemental Statement of Work
(SOW) outlines the projected effort, tasks, and budget necessary to support current efforts within the DoD and possibly other areas of the federal government for implementing and supporting new electronic commerce initiatives consistent with the DoD EMall architecture.

PartNET (the contractor) shall supply computer operation and sustaining software engineering services in support of emerging electronic commerce initiatives within the DoD and possibly other areas in the federal government. The purpose of this SOW is to maintain and enhance the current system search engine software. These services will include providing 24 hour, 7 days per week operation of software engineering support for the application software.

2. REQUIRED TASKS

PartNET (the contractor) shall supply computer operation and sustaining engineering services in support of emerging electronic commerce initiative that are consistent with the DoD EMall electronic catalog architecture. Each electronic commerce initiative (EMall) may operate independently or in concert with the DoD EMall, but in any event, the architecture will be consistent with DoD EMall electronic catalog architecture. The Contractor will perform the following tasks for DLA for the duration of this effort:

        2.1     PARTNET EMALL SEARCH ENGINE SOFTWARE
                The contractor will maintain in working condition the PartNET search engine software (the server) which consists of the VDI (ePort), the NIB (eBroker), and the web server plug-in to the NIB. The software will run on Sun SPARC-based (TM) servers running the Solaris 2.5 (TM) operating system (the operating system) and may also run on the Intel-based servers running the Windows NIT (TM) Server operating system, version 4.0 or later. Contractor will convert the Software to run on the latest version of the Operating System. Contractor will not maintain prior versions of the Software beyond six months after converting to the latest Operating System.

                2.1.1   IMPLEMENT CHANGES FROM THE E-MALL PROGRAM MANAGER
                        (2.6.1)
                        To the extent that the resources under this effort allow, the Contractor will implement change requests approved by the EMall Program Manager. Contractor will coordinate work with the EMall Program Manager to specify and prioritize the ECR changes. Contractor will maintain a list of the approved ECRs in process, their estimated completion dates, and status.

                2.1.2 DEVELOP SCRIPTS (PROGRAMS) TO SUPPORT WEB SERVER, NIB AND VDI
                        (a) The contractor will write scripts (programs) that will re-start the Web server, NIB, and Government hosted VDI's either automatically upon machine boot-up or via manual start.
                        (b) The contractor will write Scripts (programs) that will send an alert via e-mail when a Web server, NIB, or Government hosted VDI process is down.
                        (c) The contractor will write Scripts (programs) that can be run by operations contractor to determine which VDIs (Government and vendor owned) are successfully connected to the NIB.

                2.1.3   ESTABLISH REGIONAL OR MILITARY SERVICE E-MALLS
                        To the extent that the resources under this effort allow, the Contractor will implement e-malls consistent with the overall DoD EMALL architecture to serve regional base purchasing needs or emalls specific to the military branches of service. This effort may include:
                        a)      establishing the Web server
                        b) installing and configuring a NIB specific to the organization needs
                        c)      operating the Web server and NIB
                        d)      hosting local catalogs or VDIs

                        e) attaching appropriate local or national supplier VDIs to the email

                2.1.4   ESTABLISH PARALLEL CORRIDORS WITHIN THE DoD EMALL
                        To the extent that the resources under this effort allow, the Contractor will implement e-malls corridors consistent with the overall DoD EMALL architecture to serve information technology products, services, education, or construction. This effort may include:
                        a)      establishing the Web server
                        b) installing and configuring a NM specific to the corridor
                        c)      operating the Web server and NIB
                        d)      hosting local catalogs or VDIs
                        e) attaching appropriate local or national supplier VDIs to the e-mall

        2.4     SOFTWARE OPERATION
                Contractor shall have a qualified system administrator to support the operating configuration of the production PartNET EMall software.

        2.5     TRANSITION SUPPORT
                PartNET will support the software on the EMall production NIB server. PartNET will install the EMall production NIB server and verify proper operation at the Contractor's location and oversee transfer and installation to the Emall Contractor for production operational responsibility.

        2.6     EMALL SOFTWARE

                2.6.1   CONFIGURATION MANAGEMENT
                        2.6.1.1 The EMall Program Manager will review and approve changes to the Emall software along with implementation priorities.
                        2.6.1.2 The Contractor's procedure for managing changes to the approved baseline for the EMall system software, NIB and VDI structures, and application software installed on the primary EMall servers is:

                                2.6.1.2.1 Receive, evaluate and classify the
                                          difficulty of implementing the ECRs
                                          and provide a report to the Program
                                          Manager.

                                2.6.1.2.2 The Emall Program Manager will
                                          establish the priority of the desired
                                          changes.

                                2.6.1.2.3 The Emall Program Manager and
                                          Contractor will agree on the changes
                                          to be implemented within available
                                  resources and in which scheduled software release they will be included. Additional resources may be provided by the Emall Program Manager to supplement the resources available to implement unfunded ECRs.
                        2.6.1.2.4 As ECRs (EMall Change Requests) are completed,
                                  notify the Program Manager to close out the ECR.

                2.6.2   EMERGENCY MAINTENANCE
                        Contractor shall implement "hotline" and "warmline" procedures to respond to anomalies (i.e., "bugs" or other problems) found in the operational PartNET (EMall) software. The contractor shall respond to anomalies identified as "hotline" by EMall Program Manager within one hour during Contractor's normal business hours (8 AM
                        - 5 PM MT), and two hours during non-business hours. Those anomalies identified as "warmline" will be responded to within 6 hours. All others will be handled on an ECR-like enhancement.

                        NOTE: Response to an anomaly does not always mean that the anomaly is corrected. Some problems will take more than 24 or 72 hours to fix. Temporary work-around(s) or disabling a function may be the only immediate solution. In these cases, the Contractor shall coordinate the alternatives with, and obtain approval of, EMall Program Manager.

                2.6.3   ENHANCEMENTS FROM THE R&D PROGRAM MANAGER
                        Enhancements arising from the DLA's Logistics R&D Program will be handled through the configuration control process described in section 2.6.1.

                2.6.4   DOCUMENTATION
                        2.6.4.1 The Contractor shall prepare the following documentation:
                                (a) Guides to assist vendors and the Program Manager to install and operate PartNET software such as the VDI and NEB.
                                (b) Specification of hardware and software requirements.
                                (c) A record of test profiles and associated test results for software changes or enhancements will be maintained by the contractor (e.g., in a software test document folder).

        2.7     SECURITY ACCREDITATION
                The contractor shall, as required, participate in electronic sponsored security certification efforts as needed to:

                (a) Implement security controls in the EMall system as required by the Program Manager to obtain operational accreditation.

                (b) Support security tests and evaluations of the EMall system.

        2.8     EMALL ENGINEERING SOFTWARE SUPPORT

                (a) The Contractor shall provide monitoring utilities as described in section 2.1.2.c that allow the operating contractor to evaluate and report the software statistics.
                (b) Provide technical briefings to the Program Manager and the user community as requested within the proposed resources.

        2.9A    DEVELOPMENT COORDINATION

                2.9A.1 The contractors, (PartNET and the Alpine) will coordinate on joint requirements/tasks and work together on related issues as required. They will jointly address and resolve all tasks requiring their mutual planning, development and resolution to complete those tasks. The contractor shall coordinate design changes to the system with Raytheon (Alpine) and the EMall Program Manager where there are dependencies that effect those entities. Likewise, testing and actual implementation of these changes will be coordinated with both entities to ensure that system integrity is maintained in accordance with the requirements contained herein of this SOW.
                2.9A.2 The contractor will submit a monthly performance report to Raytheon (Alpine) for consolidation into a single report that covers the entire EMall status and activity for the reporting period. The conditions stated herein will also apply to the optional task stated below, if it is deemed or accepted as part of this SOW.

        2.9B    PROGRAM MANAGEMENT

           The Contractor shall:

                (a) Manage the work of subcontractors as necessary to support hardware and software.
                (b) Prepare, present, and deliver project management and technical reviews, as required.
                (c) Prepare and submit monthly project status and technical reports. Where there are project dependencies with work being done by PartNET, the PartNET tasks will be reflected in the project schedules provided by ALPINE, and
                (d) Prepare and submit weekly EMall Activity reports, as determined by the EMall Program Manager.

        2.9C    TRANSITION OF EMall TO PRODUCTION
                The Contractor shall support the transfer of software from a development server environment to a production server environment. This will include the transition from the Contractor's facility to a designated facility where the production operational EMall server will be maintained.

3. DELIVERABLES

        3.1 Contractor will deliver monthly reports to the EMall showing the status of its efforts and the costs incurred to date. The report will include the New Features List and comments as to their status.

4. PERFORMANCE GOALS

Performance Factor                                                  Expected Standard (Goal)
------------------                                                  ------------------------
Period of operation                                                 24 hours per day, 7 days per week
Downtime for scheduled maintenance                                  Less than 2 hours per month
Downtime due to installation problems; e.g. air, power, etc:        Less than 12 hour per year (see Note)
On-call response time during Contractor's prime shift               1 hour
On-call response time during Contractor's off shifts                6 hours

5. PROPRIETARY DATA RIGHTS

Contractor shall immediately notify the Program Manager of the intent to use proprietary data and obtain authorization to, proceed. Any Contractor proprietary information provided under this project may be used free of restriction by the United States Government, but would be fully restricted from commercial use without the express permission of the Contractor.

6. PERIOD OF PERFORMANCE

The estimated contract period of performance is through December 1999. This is an operational function that evolved from an R&D environment. Therefore, a different contractual vehicle will be obtained to support this EMALL operation in year 2000.

7. Reserved

8. RELEASE OF LIABILITY

The Contractor shall not be held liable for any damages not caused by gross negligence on its part that result from operation and maintenance of the EMall servers, NIB, VDI and application software.


------------------------------------------------------------------------------------------------------------------------------------
        SOLICITATION/CONTRACT/ORDER FOR COMMERCIAL ITEMS               1. REQUISITION NUMBER            PAGE 1 OF 14
        OFFEROR TO COMPLETE BLOCKS 12, 17, 23, 24, AND 30                 DD2MR97832
------------------------------------------------------------------------------------------------------------------------------------
2. CONTRACT NO.        3. AWARD/EFFECTIVE DATE   4. ORDER NUMBER       5. SOLICITATION NUMBER           6. SOLICITATION ISSUE DATE
    4700-99-C-0010          30-Sep-1999                                   SP4700-99-R-0020                 15-Sep-1999
------------------------------------------------------------------------------------------------------------------------------------
7. FOR SOLICITATION    a. NAME                                         b. TELEPHONE (No Collect Calls)  8. OFFER DUE DATE/LOCAL TIME
   INFORMATION CALL       Ronald Zalimas                                  703-767-1190                     20-Sep-1999 16:00
------------------------------------------------------------------------------------------------------------------------------------
9. ISSUED BY    CODE   SP4700        10. THIS ACQUISITION IS           11. DELIVER FOR FOB DESTINATION  12. DISCOUNT TERMS
                       ------                                              UNLESS BLOCK IS MARKED
GSA Administrative Center            [X] UNRESTRICTED                  [ ] SEE SCHEDULE
8725 John J. Kingman Rd. Suite 0119  [ ] SET ASIDE:    % FOR           -------------------------------------------------------------
FORT BELVOIR, VA 22060-6220              [ ] SMALL BUSINESS            [ ] 13a. THIS CONTRACT IS A RATED ORDER
                                         [ ] SMALL DISADV. BUSINESS             UNDER DPAS (15 CFR 700)
TEL: 703-767-1212                        [ ] 8(A)                      -------------------------------------------------------------
FAX: 703-767-1183                                                      13b. RATING
                                     SIC: 7372                         -------------------------------------------------------------
                                                                       14. METHOD OF SOLICITATION
                                     SIZE STANDARD: $                             [ ] RFQ       [ ] IFB       [X] RFP
------------------------------------------------------------------------------------------------------------------------------------
15. DELIVER TO:                          CODE                  16. ADMINISTERED BY:                               CODE
                                                ----------                                                               -----------

            SEE SCHEDULE                                                        SEE ITEM 9


------------------------------------------------------------------------------------------------------------------------------------
17a. CONTRACTOR/      CODE 944317163    FACILITY               18a. PAYMENT WILL BE MADE BY:                      CODE   842500
OFFEROR                                 CODE
                           ---------             ---------
PARTNET                                                        Defense Accounting Office
ATTN: DENNIS FOSTER                                            DISA ATTN: DC51 701 S. Courthouse Rd.
615 ARAPEEN DRIVE, SUITE 204                                   ARLINGTON, VA 22204-2199
SALT LAKE CITY, UT 84108

TELEPHONE NO.: 801-883-4629
------------------------------------------------------------------------------------------------------------------------------------
[ ] 17b. CHECK IF REMITTANCE IS DIFFERENT AND PUT              18b. SUBMIT INVOICES TO ADDRESS SHOWN IN BLOCK 18a. UNLESS BLOCK
         SUCH ADDRESS IN OFFER                                 BELOW IS CHECKED   [X] SEE ADDENDUM
------------------------------------------------------------------------------------------------------------------------------------
19. ITEM NO.         20. SCHEDULE OF SUPPLIES/SERVICES         21.     QUANTITY      22. UNIT      23. UNIT PRICE     24. AMOUNT
------------------------------------------------------------------------------------------------------------------------------------

                         SEE SCHEDULE

------------------------------------------------------------------------------------------------------------------------------------
25. ACCOUNTING & APPROPRIATION DATA                                                                26. TOTAL AWARD AMOUNT
    AA 9790100. 4300 P98466100 D26 2592 DD2MR97832 842500  $333,680.00                                              $333,680.00
------------------------------------------------------------------------------------------------------------------------------------
[ ] 27a. SOLICITATION INCORPORATES BY REFERENCE FAR 52.212-1, 52.212-4, FAR 52.212-3 AND 52.212-5 ARE ATTACHED.
                                                                                               ADDENDA [ ]  ARE [ ] ARE NOT ATTACHED
[ ] 27b. CONTRACT/PURCHASE ORDER INCORPORATES BY REFERENCE FAR 52.212-4, FAR 52.212-5 IS ATTACHED.
                                                                                               ADDENDA [ ]  ARE [ ] ARE NOT ATTACHED
------------------------------------------------------------------------------------------------------------------------------------
28. CONTRACTOR IS REQUIRED TO SIGN THIS DOCUMENT AND               29. AWARD OF CONTRACT: REFERENCE Proposal
[X] RETURN 1 COPIES TO ISSUING OFFICE. CONTRACTOR AGREES                                            --------
    TO FURNISH AND DELIVER ALL ITEMS SET FORTH OR OTHER-           [X] OFFER DATED 30-Sep-1999. YOUR OFFER ON SOLICITATION
    WISE IDENTIFIED ABOVE AND ON ANY ADDITIONAL SHEETS                             -----------
    SUBJECT TO THE TERMS AND CONDITIONS SPECIFIED HEREIN.              (BLOCK 5), INCLUDING ANY ADDITIONS OR CHANGES WHICH ARE
                                                                       SET FORTH HEREIN, IS ACCEPTED AS TO ITEMS: SEE SCHEDULE
------------------------------------------------------------------------------------------------------------------------------------
30a. SIGNATURE OF OFFEROR/CONTRACTOR                           31a. UNITED STATES OF AMERICA (SIGNATURE OF CONTRACTING OFFICER)
     /s/ STEVE BOWEN                                                /s/ CAROL R. LEON
------------------------------------------------------------------------------------------------------------------------------------
30b. NAME AND TITLE OF SIGNER                30c. DATE SIGNED  31b. NAME OF CONTRACTING OFFICER (TYPE OR PRINT) 31c. DATE SIGNED
(TYPE OR PRINT) Steve Bowen                       9/30/99           CAROL R. LEON                                    30-Sep-1999
                Vice President
------------------------------------------------------------------------------------------------------------------------------------
32a. QUANTITY IN COLUMN 21 HAS BEEN                            33. SHIP NUMBER     34. VOUCHER NUMBER          35. AMOUNT VERIFIED
                                    ACCEPTED AND CONFORMS                                                          CORRECT FOR
   [ ] RECEIVED  [ ] INSPECTED  [ ] TO THE CONTRACT,           -----------------------
                                    EXCEPT AS NOTED            [ ] PARTIAL   [ ] FINAL
------------------------------------------------------------------------------------------------------------------------------------
32b. SIGNATURE OF AUTHORIZED GOVT.          32c. DATE          36. PAYMENT                                      37. CHECK NUMBER
REPRESENTATIVE                                                      [ ] COMPLETE  [ ] PARTIAL  [ ] FINAL
                                                               ---------------------------------------------------------------------
                                                               38. S/R ACCOUNT NUMBER     39. S/R VOUCHER NUMBER     40. PAID BY

------------------------------------------------------------------------------------------------------------------------------------
41a. I CERTIFY THIS ACCOUNT IS CORRECT AND PROPER FOR PAYMENT  42a. RECEIVED BY (Print)

41b. SIGNATURE AND TITLE OF                 41c. DATE          42b. RECEIVED AT (Location)
CERTIFYING OFFICER
                                                               42c. DATA REC'D (YY/MM/DD) 42d. TOTAL CONTAINERS

------------------------------------------------------------------------------------------------------------------------------------
AUTHORIZED FOR LOCAL REPRODUCTION                                                                   STANDARD FORM 1449       (10/95)
                                                                                                    Prescribed by GSA
                                                                                                    FAR (48 CFR) 53.212


------------------------------------------------------------------------------------------------------------------------------------
        SOLICITATION/CONTRACT/ORDER FOR COMMERCIAL ITEMS               1. REQUISITION NUMBER            PAGE 1 OF 14
        OFFEROR TO COMPLETE BLOCKS 12, 17, 23, 24, AND 30                 DD2MR97832
------------------------------------------------------------------------------------------------------------------------------------
2. CONTRACT NO.        3. AWARD/EFFECTIVE DATE   4. ORDER NUMBER       5. SOLICITATION NUMBER           6. SOLICITATION ISSUE DATE
    4700-99-C-0010          30-Sep-1999                                   SP4700-99-R-0020                 15-Sep-1999
------------------------------------------------------------------------------------------------------------------------------------
7. FOR SOLICITATION    a. NAME                                         b. TELEPHONE (No Collect Calls)  8. OFFER DUE DATE/LOCAL TIME
   INFORMATION CALL       Ronald Zalimas                                  703-767-1190                     20-Sep-1999 16:00
------------------------------------------------------------------------------------------------------------------------------------
9. ISSUED BY    CODE   SP4700        10. THIS ACQUISITION IS           11. DELIVER FOR FOB DESTINATION  12. DISCOUNT TERMS
                       ------        [X] UNRESTRICTED                      UNLESS BLOCK IS MARKED
GSA Administrative Center            [ ] SET ASIDE:    % FOR           [ ] SEE SCHEDULE
8725 John J. Kingman Rd. Suite 0119      [ ] SMALL BUSINESS            -------------------------------------------------------------
FORT BELVOIR, VA 22060-6220              [ ] SMALL DISADV. BUSINESS    [ ] 13a. THIS CONTRACT IS A RATED ORDER
                                         [ ] 8(A)                               UNDER DPAS (15 CFR 700)
TEL: 703-767-1212                                                      -------------------------------------------------------------
FAX: 703-767-1183                    SIC: 7372                         13b. RATING
                                                                       -------------------------------------------------------------
                                                                       14. METHOD OF SOLICITATION
                                     SIZE STANDARD: $                             [ ] RFQ       [ ] IFB       [X] RFP
------------------------------------------------------------------------------------------------------------------------------------
15. DELIVER TO:                          CODE                  16. ADMINISTERED BY:                               CODE
                                                ----------                                                               -----------

            SEE SCHEDULE                                                        SEE ITEM 9


------------------------------------------------------------------------------------------------------------------------------------
17a. CONTRACTOR/      CODE 944317163    FACILITY               18a. PAYMENT WILL BE MADE BY:                      CODE   842500
OFFEROR                                 CODE
                           ---------             ---------
PARTNET                                                        Defense Accounting Office
ATTN: DENNIS FOSTER                                            DISA ATTN: DC51 701 S. Courthouse Rd.
615 ARAPEEN DRIVE, SUITE 204                                   ARLINGTON, VA 22204-2199
SALT LAKE CITY, UT 84108

TELEPHONE NO.: 801-883-4629
------------------------------------------------------------------------------------------------------------------------------------
[ ] 17b. CHECK IF REMITTANCE IS DIFFERENT AND PUT              18b. SUBMIT INVOICES TO ADDRESS SHOWN IN BLOCK 18a. UNLESS BLOCK
         SUCH ADDRESS IN OFFER                                 BELOW IS CHECKED   [X] SEE ADDENDUM
------------------------------------------------------------------------------------------------------------------------------------
19. ITEM NO.         20. SCHEDULE OF SUPPLIES/SERVICES         21.     QUANTITY      22. UNIT      23. UNIT PRICE     24. AMOUNT
------------------------------------------------------------------------------------------------------------------------------------

                         SEE SCHEDULE

------------------------------------------------------------------------------------------------------------------------------------
25. ACCOUNTING & APPROPRIATION DATA                                                                26. TOTAL AWARD AMOUNT
    AA 9790100. 4300 P98466100 D26 2592 DD2MR97832 842500  $333,680.00                                              $333,680.00
------------------------------------------------------------------------------------------------------------------------------------
[ ] 27a. SOLICITATION INCORPORATES BY REFERENCE FAR 52.212-1, 52.212-4, FAR 52.212-3 AND 52.212-5 ARE ATTACHED.
                                                                                               ADDENDA [ ]  ARE [ ] ARE NOT ATTACHED
[ ] 27b. CONTRACT/PURCHASE ORDER INCORPORATES BY REFERENCE FAR 52.212-4, FAR 52.212-5 IS ATTACHED.
                                                                                               ADDENDA [ ]  ARE [ ] ARE NOT ATTACHED
------------------------------------------------------------------------------------------------------------------------------------
28. CONTRACTOR IS REQUIRED TO SIGN THIS DOCUMENT AND               29. AWARD OF CONTRACT: REFERENCE Proposal
[X] RETURN 1 COPIES TO ISSUING OFFICE. CONTRACTOR AGREES                                            --------
    TO FURNISH AND DELIVER ALL ITEMS SET FORTH OR OTHER-           [X] OFFER DATED 30-Sep-1999. YOUR OFFER ON SOLICITATION
    WISE IDENTIFIED ABOVE AND ON ANY ADDITIONAL SHEETS                             ------------
    SUBJECT TO THE TERMS AND CONDITIONS SPECIFIED HEREIN.              (BLOCK 5), INCLUDING ANY ADDITIONS OR CHANGES WHICH ARE
                                                                       SET FORTH HEREIN, IS ACCEPTED AS TO ITEMS: SEE SCHEDULE
------------------------------------------------------------------------------------------------------------------------------------
30a. SIGNATURE OF OFFEROR/CONTRACTOR                           31a. UNITED STATES OF AMERICA (SIGNATURE OF CONTRACTING OFFICER)
     /s/ STEVE BOWEN
------------------------------------------------------------------------------------------------------------------------------------
30b. NAME AND TITLE OF SIGNER                30c. DATE SIGNED  31b. NAME OF CONTRACTING OFFICER (TYPE OR PRINT) 31c. DATE SIGNED
(TYPE OR PRINT) Steve Bowen                       9/30/99                                                            30-Sep-1999
                Vice President
------------------------------------------------------------------------------------------------------------------------------------
32a. QUANTITY IN COLUMN 21 HAS BEEN                            33. SHIP NUMBER     34. VOUCHER NUMBER          35. AMOUNT VERIFIED
                                    ACCEPTED AND CONFORMS                                                          CORRECT FOR
   [ ] RECEIVED  [ ] INSPECTED  [ ] TO THE CONTRACT,           -----------------------
                                    EXCEPT AS NOTED            [ ] PARTIAL   [ ] FINAL
------------------------------------------------------------------------------------------------------------------------------------
32b. SIGNATURE OF AUTHORIZED GOVT.          32c. DATE          36. PAYMENT                                      37. CHECK NUMBER
REPRESENTATIVE                                                      [ ] COMPLETE  [ ] PARTIAL  [ ] FINAL
                                                               ---------------------------------------------------------------------
                                                               38. S/R ACCOUNT NUMBER     39. S/R VOUCHER NUMBER     40. PAID BY

------------------------------------------------------------------------------------------------------------------------------------
41a. I CERTIFY THIS ACCOUNT IS CORRECT AND PROPER FOR PAYMENT  42a. RECEIVED BY (Print)

41b. SIGNATURE AND TITLE OF                 41c. DATE          42b. RECEIVED AT (Location)
CERTIFYING OFFICER
                                                               42c. DATA REC'D (YY/MM/DD) 42d. TOTAL CONTAINERS

------------------------------------------------------------------------------------------------------------------------------------
AUTHORIZED FOR LOCAL REPRODUCTION                                                                   STANDARD FORM 1449       (10/95)
                                                                                                    Prescribed by GSA
                                                                                                    FAR (48 CFR) 53.212

CONTINUATION SHEET  REFERENCE NO. OF DOCUMENT BEING CONTINUED  PAGE
                    SP4700-99-C-0010                            2 of 14
-------------------------------------------------------------------------------
NAME OF OFFEROR OR CONTRACTOR
PARTNET
-------------------------------------------------------------------------------

SECTION SF 1449 CONTINUATION SHEET
-------------------------------------------------------------------------------
0001                                                 $              $
-------------------------------------------------------------------------------
EMALL Expansion
FFP - Operation and Maintenance of the DoD Electronic Mall (EMALL) Search Engine Software in accordance with the attached Statement of Work, and the Partnet, Inc. proposal dated 30 Sept. 1999, attached.
PURCHASE REQUEST NUMBER DD2MR97832

-------------------------------------------------------------------------------
0001AA                    1,413.00   Hours           $150.00        $211,950.00
-------------------------------------------------------------------------------
Software Engineer
FFP
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
0001AB                      216.00   Hours           $150.00        $ 32,400.00
-------------------------------------------------------------------------------
System Administrator
FFP
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
0001AC                      423.00   Hours           $150.00        $ 63,450.00
-------------------------------------------------------------------------------
Project Manager
FFP
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
0002                          1.00   Lot          $30,000.00        $ 30,000.00
-------------------------------------------------------------------------------
      Travel
      COST
-------------------------------------------------------------------------------
                                                    ESTIMATED COST   $21,380.00
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
0003                          1.00   Lot          $ 6,000.00        $  6,000.00
-------------------------------------------------------------------------------
      Equipment
      COST
-------------------------------------------------------------------------------
                                                    ESTIMATED COST   $ 4,500.00
-------------------------------------------------------------------------------
NSN 7540-01-152-8057               50336-101          OPTIONAL FORM 336A (4-86)
                                                      Sponsored by GSA
                                                      FAR (48 CFR) 53.110

--------------------------------------------------------------------------------
CONTINUATION SHEET   REFERENCE NO. OF DOCUMENT BEING CONTINUED   PAGE
                     SP4700-99-C-0010                             3    OF   14
--------------------------------------------------------------------------------
NAME OF OFFEROR OR CONTRACTOR
PARTNET
--------------------------------------------------------------------------------


ACCOUNTING AND APPROPRIATION DATA

CONTRACT      FUNDING DATA                                    COST CODE      AMOUNT
ACRN
AA            9790100.4300 P98466100 D26 2592                             $333,680.00
              DD2MR97832 842500

FUNDING       JOB ORDER NO                                    JOB ORDER   JOB ORDER AMOUNT
ACRN                                                          QTY



CLAUSES INCORPORATED BY REFERENCE:

52.203-3      Gratuities                                                         APR 1984
52.204-4      Printing/Copying Double-Sided on Recycled Paper                    JUN 1996
52.209-6      Protecting the Government's Interest When Subcontracting With      JUL 1995
              Contractors Debarred, Suspended, or Proposed for Debarment
52.222-3      Convict Labor                                                      AUG 1996
52.222-21     Prohibition of Segregated Facilities                               FEB 1999
52.222-26     Equal Opportunity                                                  FEB 1999
52.222-35     Affirmative Action for Disabled Veterans and Veterans of the       APR 1998
              Vietnam Era
52.222-36     Affirmative Action For Workers With Disabilities                   JUN 1998
52.222-37     Employment Reports On Disabled Veterans And Veterans Of The        JAN 1999
              Vietnam Era
52.225-11     Restrictions On Certain Foreign Purchases                          AUG 1998
52.227-1      Authorization and Consent                                          JUL 1995
52.227-2      Notice And Assistance Regarding Patent And Copyright               AUG 1996
              Infringement
52.229-4      Federal, State And Local Taxes (Noncompetitive Contract)           JAN 1991
52.229-5      Taxes -- Contracts Performed In U.S. Possessions Or Puerto Rico    APR 1984
52.233-3      Protest After Award                                                AUG 1996
52.242-13     Bankruptcy                                                         JUL 1995
52.247-34     F.O.B. Destination                                                 NOV 1991
52.253-1      Computer Generated Forms                                           JAN 1991
252.201-7000  Contracting Officer's Representative                               DEC 1991
252.204-7003  Control Of Government Personnel Work Product                       APR 1992
252.204-7004  Required Central Contractor Registration                           MAR 1998
252.209-7004  Subcontracting With Firms That Are Owned or Controlled By The      MAR 1998
              Government of a Terrorist Country
252.243-7001  Pricing of Contract Modifications                                  DEC 1991
252.243-7002  Requests for Equitable Adjustment                                  MAR 1998
252.246-7000  Material Inspection And Receiving Report                           DEC 1991

--------------------------------------------------------------------------------

NSN 7540-01-152-8057               50336-101           OPTIONAL FORM 336A (4-86)
                                                       Sponsored by GSA
                                                       FAR (48 CFR)53.110


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
252.247-7023        Transportation of Supplies by Sea                      NOV 1995
252.247.7024        Notification Of Transportation Of Supplies By Sea      NOV 1995
52.202-1            Definitions                                            OCT 1995
52.203-5            Covenant Against Contingent Fees                       APR 1984
52.203-6            Restrictions On Subcontractor Sales To The Government  JUL 1995
52.203-7            Anti-Kickback Procedures                               JUL 1995
52.203-8            Cancellation, Recission, and Recovery of Funds for     JAN 1997
                    Illegal or Improper Activity
52.203-10           Price Or Fee Adjustment For Illegal Or Improper        JAN 1997
                    Activity
52.203-12           Limitation On Payments To Influence Certain Federal    JUN 1997
                    Transactions
52.215-8            Order of Precedence--Uniform Contract Format           OCT 1997
52.215-14           Integrity of Unit Prices                               OCT 1997
52.215-15           Pension Adjustments and Asset Reversions               DEC 1998
52.215-17           Waiver of Facilities Capital Cost of Money             OCT 1997
52.215-18           Reversion or Adjustment of Plans for Postretirement    OCT 1997
                    Benefits (PRB) Other than Pensions
52.215-19           Notification of Ownership Changes                      OCT 1997
52.216-7            Allowable Cost And Payment                             APR 1998
52.216-11           Cost Contract--No Fee                                  APR 1984
52.223-2            Clean Air And Water                                    APR 1984
52.223-6            Drug Fee Workplace                                     JAN 1997
52.228-7            Insurance--Liability To Third Persons                  MAR 1996
52.232-1            Payments                                               APR 1984
52.232-6            Payment Under Communication Service Contracts with     APR 1984
                    Common Carriers
52.232-9            Limitation On Withholding Of Payments                  APR 1984
52.232-17           Interest                                               JUN 1996
52.232-20           Limitation Of Cost                                     APR 1984
52.232-23 Alt I     Assignment of Claims (Jan 1986) - Alternate I          APR 1984
52.232-25           Prompt Payment                                         JUN 1997
52.233-1            Disputes                                               DEC 1998
52.233-3 Alt I      Protest After Award (Aug 1996) - Alternate I           JUN 1985
52-242-1            Notice of Intent to Disallow Costs                     APR 1984
52.242-4            Certification of Final Indirect Costs                  JAN 1997
52.244-2 Alt I      Subcontracts (Aug 1998) - Alternate I                  AUG 1998
52.244-5            Competition In Subcontracting                          DEC 1996
52.245-5 (Dev)      Government Property (Cost-Reimbursement,               JAN 1986
                    Time-and-Material, or Labor-Hour Contracts) (Deviation)
52.249-2            Termination For Convenience Of The Government          SEP 1996
                    (Fixed-Price)
52.249-6            Termination (Cost Reimbursement)                       SEP 1996
52.249-14           Excusable Delays                                       APR 1984
252.203-7001        Prohibition On Persons Convicted of Fraud or Other     MAR 1999
                    Defense-Contract-Related Felonies
252.209-7000        Acquisition From Subcontractors Subject To On-Site     NOV 1995
                    Inspection Under The Intermediate Range Nuclear Forces
                    (INF) Treaty
252.239-7002        Access                                                 DEC 1991
252.239-7003        Facilities And Services To Be Furnished--Common        DEC 1991
                    Carriers
252.239-7004        Orders For Facilities And Services--Common Carriers    DEC 1991

-----------------------------------------------------------------------------

NSN 7540-01-152-8057              50336-101            OPTIONAL FORM 336A (4-86)
                                                       Sponsored by GSA
                                                       FAR (48 CFR) 53.110


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
252.239-7005   Rates, Charges, And Services--Common Carriers               DEC 1991
252.239-7006   Tariff Information                                          JUL 1997
252.239-7007   Cancellation Or Termination Of Orders--Common Carriers      JAN 1997
252.239-7008   Reuse Arrangements                                          DEC 1991
252.239-7012   Title To Telecommunication Facilities And Equipment         DEC 1991
252.239-7013   Obligation Of The Government                                DEC 1991
252.239-7014   Term Of Agreement                                           DEC 1991
252.242-7004   Material Management And Accounting System                   SEP 1996
252.245-7001   Reports of Government Property                              MAY 1994

CLAUSES INCORPORATED BY FULL TEXT

52.252-2  CLAUSES INCORPORATED BY REFERENCE (FEB 1998)

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this/these address(es):

http://www.arnet.gov/far/

52.215-21      REQUIREMENTS FOR COST OR PRICING DATA OR INFORMATION OTHER THAN
COST OR PRICING DATA-MODIFICATIONS (OCT 1997)


(a) Exceptions from cost or pricing data. (1) In lieu of submitting cost or pricing data for modifications under this contract, for price adjustments expected to exceed the threshold set forth at FAR 15.403-4 on the date of the agreement on price or the date of the award, whichever is later, the Contractor may submit a written request for exception by submitting the information described in the following subparagraphs. The Contracting Officer may require additional supporting information, but only to the extent necessary to determine whether an exception should be granted, and whether the price is fair and reasonable--

(i) Identification of the law or regulation establishing the price offered. If the price is controlled under law by periodic rulings, reviews, or similar actions of a governmental body, attach a copy of the controlling document, unless it was previously submitted to the contracting office.


(ii) Information on modifications of contracts or subcontracts for commercial items. (A) If--

(1) The original contract or subcontract was granted an exception from cost or pricing data requirements because the price agreed upon was based on adequate price competition or prices set by law or regulation, or was a contract or subcontract for the acquisition of a commercial item; and

(2) The modification (to the contract or subcontract) is not exempted based on one of these exceptions, then the Contractor may provide information to establish that the modification would not change the contract or subcontract from a contract or subcontract for the acquisition of a commercial item to a contract or subcontract for the acquisition of an item other than a commercial item.


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NSN 7540-01-152-8057              50336-101            OPTIONAL FORM 336A (4-86)
                                                       Sponsored by GSA
                                                       FAR (48 CFR) 53.110

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(B) For a commercial item exception, the Contractor shall provide, at a minimum, information on prices at which the same item or similar items have previously been sold that is adequate for evaluating the reasonableness of the price of the modification. Such information may include--

(1) For catalog items, a copy of or identification of the catalog and its date, or the appropriate pages for the offered items, or a statement that the catalog is on file in the buying office to which the proposal is being submitted. Provide a copy or describe current discount policies and price lists (published or unpublished), e.g., wholesale, original equipment manufacturer, or reseller. Also explain the basis of each offered price and its relationship to the established catalog price, including how the proposed price relates to the price of recent sales in quantities similar to the proposed quantities.

(2) For market-priced items, the source and date or period of the market quotation or other basis for market price, the base amount, and applicable discounts. In addition, describe the nature of the market.

(3) For items included on an active Federal Supply Service Multiple Award Schedule contract, proof that an exception has been granted for the schedule item.

(2) The Contractor grants the Contracting Officer or an authorized representative the right to examine, at any time before award, books, records, documents, or other directly pertinent records to verify any request for an exception under this clause, and the reasonableness of price. For items priced using catalog or market prices, or law or regulation, access does not extend to cost or profit information or other data relevant solely to the Contractor's determination of the prices to be offered in the catalog or marketplace.

(b) Requirements for cost or pricing data. If the Contractor is not granted an exception from the requirement to submit cost or pricing data, the following applies:

(1) The Contractor shall submit cost or pricing data and supporting attachments in accordance with Table 15-2 of FAR 15.408.

As soon as practicable after agreement on price, but before award (except for unpriced actions), the Contractor shall submit a Certificate of Current Cost or Pricing Data, as prescribed by FAR 15.406-2.

52.222-2 PAYMENT FOR OVERTIME PREMIUMS (JUL 1990)

(a) The use of overtime is authorized under this contract if the overtime
premium cost does not exceed        or the overtime premium is paid for work--

(1) Necessary to cope with emergencies such as those resulting from accidents, natural disasters, breakdowns of production equipment, or occasional production bottlenecks of a sporadic nature;

(2) By indirect-labor employees such as those performing duties in connection with administration, protection, transportation, maintenance, standby plant protection, operation of utilities, or accounting;

(3) To perform tests, industrial processes, laboratory procedures, loading or unloading of transportation


--------------------------------------------------------------------------------
NSN 7540-01-152-8057              50336-101            OPTIONAL FORM 336A (4-86)
                                                       Sponsored by GSA
                                                       FAR (48 CFR) 53.110

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conveyances, and operations in flight or afloat that are continuous in nature and cannot reasonably be interrupted or completed otherwise; or

(4) That will result in lower overall costs to the Government.

(b) Any request for estimated overtime premiums that exceeds the amount specified above shall include all estimated overtime for contract completion and shall --

(1) Identify the work unit; e.g., department or section in which the requested overtime will be used, together with present workload, staffing, and other data of the affected unit sufficient to permit the Contracting Officer to evaluate the necessity for the overtime;

(2) Demonstrate the effect that denial of the request will have on the contract delivery or performance schedule;

(3) Identify the extent to which approval of overtime would affect the performance or payments in connections with other Government contracts, together with identification of each affected contract; and

(4) Provide reasons why the required work cannot be performed by using multishift operations or by employing additional personnel.

(End of clause)

52.244-6  SUBCONTRACTS FOR COMMERCIAL ITEMS AND COMMERCIAL COMPONENTS (OCT 1998)

(a) Definitions.

"Commercial item", as used in this clause, has the meaning contained in the clause at 52.202-1, Definitions.

"Subcontract", as used in this clause, includes a transfer of commercial items between divisions, subsidiaries, or affiliates of the Contractor or subcontractor at any tier.

(b) To the maximum extent practicable, the Contractor shall incorporate, and require its subcontractors at all tiers to incorporate, commercial items or nondevelopmental items as components of items to be supplied under this contract.

(c) Notwithstanding any other clause of this contract, the Contractor is not required to include any FAR provisions or clause, other than those listed below to the extent they are applicable and as may be required to establish the reasonableness of prices under Part 15, in a subcontract at any tier for commercial items or commercial components:

(1) 52.222-16, Equal Opportunity (E.O. 11246);

(2) 52.222-35, Affirmative Action for Disabled Veterans and Veterans of the Vietnam Era (38 U.S.C. 4212(a));

(3) 52.222-36, Affirmative Action for Workers with Disabilities (29 U.S.C.
793); and

(4) 52.247-64, Preference for Privately-Owned U.S.-Flagged Commercial Vessels (46 U.S.C. 1241) (flow down not required for subcontracts awarded beginning May 1, 1996).

--------------------------------------------------------------------------------

NSN 7540-01-152-8057               50336-101           OPTIONAL FORM 336A (4-86)
                                                       Sponsored by GSA
                                                       FAR (48 CFR)53.110

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"Contracting office" includes any contracting office that the acquisition is transferred to, such as another branch of the agency or another agency's office that is performing a joint acquisition action.

"Contractor's development and implementation costs," as used in this clause, means those costs the Contractor incurs on a VECP specifically in developing, testing, preparing, and submitting the VECP, as well as those costs the Contractor incurs to make the contractual changes required by Government acceptance of a VECP.

"Future unit cost reduction," as used in this clause, means the instant unit cost reduction adjusted as the Contracting Officer considers necessary for projected learning or changes in quantity during the sharing period. It is calculated at the time the VECP is accepted and applies either (1) throughout the sharing period, unless the Contracting Officer decides the recalculation is necessary because conditions are significantly different from those previously anticipated or (2) to the calculation of a lump-sum payment, which cannot later be revised.

"Government costs," as used in this clause, means those agency costs that result directly from developing and implementing the VECP, such as any net increases in the cost of testing, operations, maintenance, and logistics support. The term does not include the normal administrative costs of processing the VECP or any increase in this contract's cost or price resulting from negative instant contract savings.

"Instant contract," as used in this clause, means this contract, under which the VECP is submitted. It does not include increases in quantities after acceptance of the VECP that are due to contract modifications, exercise of options, or additional orders. If this is a multiyear contract, the term does not include quantities funded after VECP acceptance. If this contract is a fixed-price contract with prospective price redetermination, the term refers to the period for which firm prices have been established.

"Instant unit cost reduction" means the amount of the decrease in unit cost of performance (without deducting any Contractor's development or implementation costs) resulting from using the VECP on this, the instant contract. If this is a service contract, the instant unit cost reduction is normally equal to the number of hours per line-item task saved by using the VECP on this contract, multiplied by the appropriate contract labor rate.

"Negative instant contract savings" means the increase in the cost or price of this contract when the acceptance of a VECP results in an excess of the Contractor's allowable development and implementation costs over the product of the instant unit cost reduction multiplied by the number of instant contract units affected.

"Net acquisition savings" means total acquisition savings, including instant, concurrent, and future contract savings, less Government costs.

"Sharing base," as used in this clause, means the number of affected end items on contracts of the contracting office accepting the VECP.

"Sharing period," as used in this clause, means the period beginning with acceptance of the first unit incorporating the VECP and ending at the later of
(1) 3 years after the first unit affected by the VECP is accepted or (2) the last scheduled delivery date of an item affected by the VECP under this contract's delivery schedule in effect at the time the VECP is accepted.

"Unit," as used in this clause, means the item or task to which the Contracting Officer and the Contractor agree the VECP applies.

--------------------------------------------------------------------------------

NSN 7540-01-152-8057               50336-101           OPTIONAL FORM 336A (4-86)
                                                       Sponsored by GSA
                                                       FAR (48 CFR) 53.110
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"Value engineering change proposal (VECP)" means a proposal that--

(1) Requires a change to this, the instant contract, to implement; and

(2) Results in reducing the overall projected cost to the agency without impairing essential functions or characteristics; provided, that it does not involve a change--

(i) In deliverable end item quantities only;

(ii) In research and development (R&D) end items or R&D test quantities that is due solely to results of previous testing under this contract; or

(iii) To the contract type only.

(c) VECP preparation. As a minimum, the Contractor shall include in each VECP the information described in subparagraphs (1) through (8) below. If the proposed change is affected by contractually required configuration management or similar procedures, the instructions in those procedures relating to format, identification, and priority assignment shall govern VECP preparation. The VECP shall include the following:

(1) A description of the difference between the existing contract requirement and the proposed requirement, the comparative advantages and disadvantages of each, a justification when an item's function or characteristics are being altered, the effect of the change on the end item's performance, and any pertinent objective test data.

(2) A list and analysis of the contract requirements that must be changed if the VECP is accepted, including any suggested specification revisions.

(3) Identification of the unit to which the VECP applies.

(4) A separate, detailed cost estimate for (i) the affected portions of the existing contract requirement and (ii) the VECP. The cost reduction associated with the VECP shall take into account the Contractor's allowable development and implementation costs, including any amount attributable to subcontracts under the Subcontracts paragraph of this clause, below.

(5) A description and estimate of costs the Government may incur in implementing the VECP, such as test and evaluation and operating and support costs.

(6) A prediction of any effects the proposed change would have on collateral costs to the agency.

(7) A statement of the time by which a contract modification accepting the VECP must be issued in order to achieve the maximum cost reduction, noting any effect on the contract completion time or delivery schedule.

(8) Identification of any previous submissions of the VECP, including the dates submitted, the agencies and contract numbers involved, any previous Government actions, if known.

(d) Submission. The Contractor shall submit VECP's to the Contracting Officer, unless this contract states otherwise. If this contract is administered by other than the contracting office, the Contractor shall submit a copy of the VECP simultaneously to the Contracting Officer and to the Administrative Contracting Officer.

--------------------------------------------------------------------------------

NSN 7540-01-152-8057               50336-101           OPTIONAL FORM 336A (4-86)
                                                       Sponsored by GSA
                                                       FAR (48 CFR)53.110
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(e) Government action. (1) The Contracting Officer shall notify the Contractor of the status of the VECP within 45 calendar days after the contracting office receives it. If additional time is required, the Contracting Officer shall notify the Contractor within the 45-day period and provide the reason for the delay and the expected date of the decision. The Government will process VECP's expeditiously; however, it shall not be liable for any delay in acting upon a VECP.

(2) If the VECP is not accepted, the Contracting Officer shall notify the Contractor in writing, explaining the reasons for rejection. The Contractor may withdraw any VECP, in whole or in part, at any time before it is accepted by the Government. The Contracting Officer may require that the Contractor provide written notification before undertaking significant expenditures for VECP effort.

(3) Any VECP may be accepted, in whole or in part, by the Contracting Officer's award of a modification to this contract citing this clause and made either before or within a reasonable time after contract performance is completed. Until such a contract modification applies a VECP to this contract, the Contractor shall perform in accordance with the existing contract. The Contracting Officer's decision to accept or reject all or part of any VECP and the decision as to which of the sharing rates applies shall be final and not subject to the Disputes clause or otherwise subject to litigation under the Contract Disputes Act of 1978 (41 U.S.C. 601-613).

(f) Sharing rates. If a VECP is accepted, the Contractor shall share in net acquisition savings according to the percentages shown in the table below. The percentage paid the Contractor depends upon (1) this contract's type (fixed-price, incentive, or cost-reimbursement), (2) the sharing arrangement specified in paragraph (a) above (incentive, program requirement, or a combination as delineated in the Schedule), and (3) the source of the savings (the instant contract, or concurrent and future contracts), as follows:

CONTRACTOR'S SHARE OF NET ACQUISITION SAVINGS

(figures in percent)

                                                            Sharing Arrangement

                                             Incentive             Program
Contract Type                                (voluntary)           requirement
                                                                   (mandatory)
                              Instant        Concurrent     Instant        Concurrent
                              contract       and future     contract       and future
                              rate           rate           rate           rate

Fixed-price (Other than
incentive)                    50/50          50/50          75/25          75/25
Incentive (fixed-price
or cost                                      50/50                         75/25
Cost-reimbursement
(other than incentive)        75/25          75/25          85/15          85/1

(g) Calculating net acquisition savings.

(l) Acquisition savings are realized when (i) the cost or price is reduced on the instant contract, (ii) reductions are negotiated in concurrent contracts,
(iii) future contracts are awarded, or (iv) agreement is reached on a lump-sum

--------------------------------------------------------------------------------

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                                                       Sponsored by GSA
                                                       FAR (48 CFR) 53.110
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payment for future contract savings (see subparagraph (i)(4) below). Net acquisition savings are first realized, and the Contractor shall be paid a share, when Government costs and any negative instant contract savings have been fully offset against acquisition savings.

(2) Except in incentive contracts, Government costs and any price or cost increases resulting from negative instant contract savings shall be offset against acquisition savings each time such savings are realized until they are fully offset. Then, the Contractor's share is calculated by multiplying net acquisition savings by the appropriate Contractor's percentage sharing rate (see paragraph (f) above). Additional Contractor shares of net acquisition savings shall be paid to the Contractor at the time realized.

(3) If this is an incentive contract, recovery of Government costs on the instant contract shall be deferred and offset against concurrent and future contract savings. The Contractor shall share through the contract incentive structure in savings on the instant contract items affected. Any negative instant contract savings shall be added to the target cost or to the target price and ceiling price, and the amount shall be offset against concurrent and future contract savings.

(4) If the Government does not receive and accept all items on which it paid the Contractor's share, the Contractor shall reimburse the Government for the proportionate share of these payments.

(h) Contract adjustment. The modification accepting the VECP (or a subsequent modification issued as soon as possible after any negotiations are completed) shall --

(1) Reduce the contract price or estimated cost by the amount of instant contract savings, unless this is an incentive contract;

(2) When the amount of instant contract savings is negative, increase the contract price, target price and ceiling price, target cost, or estimated cost by that amount;

(3) Specify the Contractor's dollar share per unit on future contracts, or provide the lump-sum payment;

(4) Specify the amount of any Government costs or negative instant contract savings to be offset in determining net acquisition savings realized from concurrent or future contract savings; and

(5) Provide the Contractor's share of any net acquisition savings under the instant contract in accordance with the following:

(i)   Fixed-price contracts -- add to contract price.

(ii)  Cost-reimbursement contracts -- add to contract fee.

(i)   Concurrent and future contract savings.

(I) Payments of the Contractor's share of concurrent and future contract savings shall be made by a modification to the instant contract in accordance with subparagraph (h)(5) above. For incentive contracts, shares shall be added as a separate firm-fixed-price line item on the instant contract. The Contractor shall maintain records adequate to identify the first delivered unit for 3 years after final payment under this contract.

-------------------------------------------------------------------------------
NSN 7540-01-152-8057               50336-101          OPTIONAL FORM 336A (4-86)
                                                      Sponsored by GSA
                                                      FAR (48 CFR) 53.110
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(2) The Contracting Officer shall calculate the Contractor's share of concurrent contract savings by (i) subtracting from the reduction in price negotiated on the concurrent contract any Government costs or negative instant contract savings not yet offset and (ii) multiplying the result by the Contractor's sharing rate.

(3) The Contracting Officer shall calculate the Contractor's share of future contract savings by (i) multiplying the future unit cost reduction by the number of future contract units scheduled for delivery during the sharing period, (ii) subtracting any Government costs or negative instant contract savings not yet offset, and (iii) multiplying the result by the Contractor's sharing rate.

(4) When the Government wishes and the Contractor agrees, the Contractor's share of future contract savings may be paid in a single lump sum rather than in a series of payments over time as future contracts are awarded. Under this alternate procedure, the future contract savings may be calculated when the VECP is accepted, on the basis of the Contracting Officer's forecast of the number of units that will be delivered during the sharing period. The Contractor's share shall be included in a modification to this contract (see subparagraph (h)(3) above) and shall not be subject to subsequent adjustment.

(5) Alternate no-cost settlement method. When, in accordance with subsection 48.104-3 of the Federal Acquisition Regulation, the Government and the Contractor mutually agree to use the no-cost settlement method, the following applies:

(i) The Contractor will keep all the savings on the instant contract and on its concurrent contracts only.

(ii) The Government will keep all the savings resulting from concurrent contracts placed on other sources, savings from all future contracts, and all collateral savings.

(j) Collateral savings. If a VECP is accepted, the instant contract amount shall be increased, as specified in subparagraph (h)(5) above, by 20 percent of any projected collateral savings determined to be realized in a typical year of use after subtracting any Government costs not previously offset. However, the Contractor's share of collateral savings shall not exceed (1) the contract's firm-fixed-price, target price, target cost, or estimated cost, at the time the VECP is accepted, or (2) $100,000, whichever is greater. The Contracting Officer shall be the sole determiner of the amount of collateral savings, and that amount shall not be subject to the Disputes clause or otherwise subject to litigation under 41 U.S.C. 601-613.

(k) Relationship to other incentives. Only those benefits of an accepted VECP not rewardable under performance, design-to-cost (production unit cost, operating and support costs, reliability and maintainability), or similar incentives shall be rewarded under this clause. However, the targets of such incentives affected by the VECP shall not be adjusted because of VECP acceptance. If this contract specifies targets but provides no incentive to surpass them, the value engineering sharing shall apply only to the amount of achievement better than target.

(l) Subcontracts. The Contractor shall include an appropriate value engineering clause in any subcontract of $100,000 or more and may include one in subcontracts of lesser value. In calculating any adjustment in this contract's price for instant contract savings (or negative instant contract savings), the Contractor's allowable development and implementation costs shall include any subcontractor's allowable development and implementation costs, and any value engineering incentive payments to a subcontractor, clearly resulting from a VECP accepted by the Government under this contract. The Contractor may choose any arrangement for subcontractor value engineering incentive payments; provided, that the payments shall not reduce the Government's share of concurrent or future contract savings or collateral savings.

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NSN 7540-01-152-8057               50336-101           OPTIONAL FORM 336A (4-86)
                                                       Sponsored by GSA
                                                       FAR (48 CFR)53.110

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NAME OF OFFEROR OR CONTRACTOR
PARTNET
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(m) Data. The Contractor may restrict the Government's right to use any part of a VECP or the supporting data by marking the following legend on the affected parts:

"These data, furnished under the Value Engineering clause of contract ........., shall not be disclosed outside the Government or duplicated, used, or disclosed, in whole or in part, for any purpose other than to evaluate a value engineering change proposal submitted under the clause. This restriction does not limit the Government's right to use information contained in these data if it has obtained or is otherwise available from the Contractor or from another source without limitations."

If a VECP is accepted, the Contractor hereby grants the Government unlimited rights in the VECP and supporting data, except that, with respect to data qualifying and submitted as limited rights technical data, the Government shall have the rights specified in the contract modification implementing the VECP and shall appropriately mark the data. (The terms "unlimited rights" and "limited rights" are defined in Part 27 of the Federal Acquisition Regulation.)


252.239-7015  CONTINUATION OF COMMUNICATION SERVICE AUTHORIZATIONS (DEC 1991)

(a) All communication service authorizations (CSAs) issued by _____ under Basic
Agreement Number _____, dated        , are transferred to this basic agreement.
The CSAs shall continue in full force and effect as though placed under this agreement.

(b) Communication service authorizations currently in effect which were issued by the activity in paragraph (a) of this clause under other agreements with the Contractor may also be transferred to this agreement.

(End of clause)



--------------------------------------------------------------------------------

NSN 7540-01-152-8057               50336-101           OPTIONAL FORM 336A (4-86)
                                                       Sponsored by GSA
                                                       FAR (48 CFR)53.110